Execution version

Exhibit 10.9

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY Confidential Treatment has been requested for portions of this Exhibit. Confidential portions of this Exhibit are designated by [*****]. A complete version of this Exhibit has been filed separately with the Securities and Exchange Commission.

A320 NEO

PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

AND

AZUL FINANCE LLC

as Buyer

Date: October 2014

Reference: CT1307022

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CONTENTS

CLAUSES	TITLES

0	DEFINITIONS AND INTERPRETATION

1	SALE AND PURCHASE

2	SPECIFICATION

3	PRICES

4	PRICE REVISION

5	PAYMENTS

6	MANUFACTURE PROCEDURE—INSPECTION

7	CERTIFICATION

8	TECHNICAL ACCEPTANCE

9	DELIVERY

10	EXCUSABLE DELAY

11	NON-EXCUSABLE DELAY

12	WARRANTIES AND SERVICE LIFE POLICY

13	PATENT AND COPYRIGHT INDEMNITY

14	TECHNICAL DATA AND SOFTWARE SERVICES

15	SELLER REPRESENTATIVES SERVICES

16	TRAINING SUPPORT AND SERVICES

17	EQUIPMENT SUPPLIER PRODUCT SUPPORT

18	BUYER FURNISHED EQUIPMENT

19	INDEMNIFICATION AND INSURANCE

20	TERMINATION

21	ASSIGNMENTS AND TRANSFERS

22	MISCELLANEOUS PROVISIONS

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CONTENTS

EXHIBITS	TITLES

Exhibit A	SPECIFICATION

Exhibit B	B-1: FORM OF A SPECIFICATION CHANGE NOTICE B-2: FORM OF A MANUFACTURER’S SPECIFICATION CHANGE NOTICE

Exhibit C	PART 1 AIRFRAME PRICE REVISION FORMULA PART 2 PROPULSION SYSTEMS PRICE REVISION FORMULA

Exhibit D	FORM OF CERTIFICATE OF ACCEPTANCE

Exhibit E	FORM OF BILL OF SALE

Exhibit F	SERVICE LIFE POLICY – LIST OF ITEMS

Exhibit G	TECHNICAL DATA INDEX

Exhibit H	MATERIAL SUPPLY AND SERVICES

Exhibit I	LICENSES AND ON LINE SERVICES

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A320 NEO PURCHASE AGREEMENT

This A320 NEO Purchase Agreement (the “Agreement”) is made on October 24, 2014

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

AZUL FINANCE LLC, a company created and existing under the laws of the State of Delaware, having its registered office in Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, USA (the “Buyer”);

WHEREAS subject to the terms and conditions of this Agreement, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller,

NOW THEREFORE IT IS AGREED AS FOLLOWS:

0	DEFINITIONS AND INTERPRETATION

0.1	In addition to words and terms elsewhere defined in this Agreement, the initially capitalized words and terms used in this Agreement shall have the meaning set out below.

Affiliate means with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

AirbusWorld corresponds to the Seller’s customer portal as further defined in Part 2 of Exhibit I.

Aircraft means individually or collectively an Airbus A320 NEO Aircraft or A321 NEO Aircraft delivered or to be delivered under this Agreement, including the Airframe, the Propulsion Systems, and any part, component, furnishing or equipment installed on the Aircraft on Delivery.

Aircraft Training Services means any flight support services including but not limited to any and all training courses, flight training, flight assistance, line training, line assistance and more generally all flights of any kind performed by the Seller, its agents, employees or subcontractors, and maintenance support, maintenance training (including Practical Training), training support of any kind performed on aircraft and provided to the Buyer or Azul Linhas pursuant to this Agreement.

Airframe means the Aircraft excluding the Propulsion Systems.

Airframe Base Price has the meaning set out in Clause 3.1.

Airframe Price Revision Formula is set out in Part 1 of Exhibit C.

Aviation Authority means when used in respect of any jurisdiction the government entity, which under the laws of such jurisdiction has control over civil aviation or the registration, airworthiness or operation of aircraft in such jurisdiction.

Azul Linhas, means Azul Linhas Aéreas Brasileiras S.A., a company created and existing under the laws of Brazil, having its main place of business in Avenida Marcos Penteado Ulhôa Rodrigues, N°939, Edificio Jatobá, Castelo Branco Office Park, Barueri, São-Paulo-SP, CEP 06460-040, Brazil

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A320 NEO Aircraft or A320 NEO means an A320-200N type Aircraft delivered or to be delivered under this Agreement.

A320 NEO Standard Specification means the A320-200N standard specification document [*****], a copy of which has been annexed hereto as Exhibit A, with the following design weights:

MTOW [*****]

MLW [*****]

MZFW [*****]

A321 CEO Standard Specification means the A321-200 standard specification document [*****] a copy of which has been annexed hereto as Exhibit A.

A321 NEO Aircraft or A321 NEO means an A321-200 type Aircraft incorporating the New Engine Option and delivered under this Agreement.

A321 NEO Standard Specification has the meaning set out in Clause 2.1.2.2.

Balance of Final Price has the meaning set out in Clause 5.4.1.

Base Price means the sum of the Airframe Base Price and the Propulsion Systems Base Price.

Bill of Sale has the meaning set out in Clause 9.2.2.

Business Day means a day, other than a Saturday or Sunday, on which business of the kind contemplated by this Agreement is carried on in France, in Germany, in Sao Paulo, Brazil and in the Buyer’s country or, where used in relation to a payment, which is a day on which banks are open for business in France, in Germany, in the Buyer’s country, in Sao Paulo, Brazil and in New York, as appropriate.

Buyer Furnished Equipment or BFE has the meaning set out in Clause 18.1.1.

Certificate of Acceptance has the meaning set out in Clause 8.3.

Contractual Definition Freeze or CDF has the meaning set out in Clause 2.4.2.

Customization Milestones Chart has the meaning set out in Clause 2.4.1.

Declaration of Design and Performance or DDP means the documentation provided by an equipment manufacturer guaranteeing that the corresponding equipment meets the requirements of the Specification, the interface documentation as well as all the relevant certification requirements.

Delivery means the transfer of title to the Aircraft from the Seller to the Buyer in accordance with Clause 9.

Delivery Date means the date on which Delivery shall occur.

Delivery Location means the facilities of the Seller at the location of final assembly of the Aircraft.

Excusable Delay has the meaning set out in Clause 10.1.

Export Airworthiness Certificate and/or Statement of Conformity means an export certificate of airworthiness and/or a statement of conformity issued by the Aviation Authority of the Delivery Location, as applicable.

Final Price has the meaning set out in Clause 3.3

General Terms and Conditions or GTC means the General Terms and Conditions of Access to and Use of AirbusWorld set out in Part 2 to Exhibit I.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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Goods and Services means any goods and services that may be purchased by the Buyer from the Seller, excluding Aircraft.

Ground Training Services means all training courses performed in classrooms (classical or Airbus CBT courses), full flight simulator sessions, fixed base simulator sessions, field trips and any other services provided to the Buyer (or Azul Linhas) on the ground pursuant to this Agreement and which are not Aircraft Training Services.

[*****]

Guarantee [*****]

Irrevocable SCNs means the list of SCNs, which are irrevocably part of the A321 NEO Specification, as expressly set out in Appendix 2 and 3 to Exhibit A

Manufacture Facilities means the various manufacture facilities of the Seller, its Affiliates or any sub-contractor, where the Airframe or its parts are manufactured or assembled.

Manufacturer Specification Change Notice or MSCN has the meaning set out in Clause 2.2.2.1.

Material has the meaning set out in Clause 1.2 of Exhibit H.

NEO Aircraft means individually or collectively an A320 NEO Aircraft or an A321 NEO Aircraft

NEO Standard Specification means individually or collectively the A320 NEO Standard Specification or the A321 NEO Standard Specification, as applicable.

New Engine Option has the meaning set out in Clause 2.1.2 hereof.

Non-Excusable Delay has the meaning set out in Clause 11.1.

Other Agreement means any agreement (including, without limitation, any guarantee) relating to the sale, purchase, financing or leasing of aircraft between, at the relevant time, (a) the Seller or any of its Affiliates and (b) the Buyer or any of its Affiliates.

Predelivery Payment means the payment(s) determined in accordance with Clause 5.3.

Propulsion Systems has the meaning set out in Clause 2.3.

Propulsion Systems Base Price means the price of a set of Propulsion Systems as set out in Clause 3.2.

Propulsion Systems Reference Price means the reference price of a set of Propulsion Systems as set out in Part 2 of Exhibit C.

Propulsion Systems Manufacturer means the manufacturer of the Propulsion Systems as set out in Clause 2.3.

Propulsion Systems Price Revision Formula is set out in Part 2 of Exhibit C.

Ready for Delivery means the time when the Technical Acceptance Process has been completed in accordance with Clause 8 and all technical conditions required for the issuance of the Export Airworthiness Certificate and/or the Statement of Conformity (as applicable) have been satisfied.

Scheduled Delivery Month has the meaning set out in Clause 9.1.

Seller Furnished Equipment or SFE corresponds to items of equipment that are identified in the Specification as being furnished by the Seller.

Seller Representatives means the representatives of the Seller referred to in Clause 15.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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Seller Representatives Services means the services provided by the Seller to the Buyer and from the Buyer to the Seller pursuant to Clause 15.

Seller Service Life Policy has the meaning set out in Clause 12.2.

Sharklets means [*****].

Spare Parts means the items of equipment and material that may be provided pursuant to Exhibit H.

Specification Change Notice or SCN means an agreement in writing between the parties to amend the Specification pursuant to Clause 2.

Specification means either (a) the applicable Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the applicable Standard Specification as amended by all applicable SCNs.

Standard Specification means, individually or collectively, as the context may require, the A321 CEO Standard Specification(s) or the NEO Standard Specification(s).

Supplier has the meaning set out in Clause 12.3.1.1.

Supplier Part has the meaning set out in Clause 12.3.1.2.

Supplier Product Support Agreement has the meaning set out in Clause 12.3.1.3.

SPSA Application means the application on AirbusWorld, which provides the Buyer with access to the Supplier Product Support Agreements.

Technical Acceptance Process has the meaning set out in Clause 8.1.1.

Technical Data has the meaning set out in Clause 14.1.

Total Loss has the meaning set out in Clause 10.4.

Type Certificate has the meaning set out in Clause 7.1.

Warranted Part has the meaning set out in Clause 12.1.1.

0.2	Clause headings and the Index are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

0.3	In this Agreement unless the context otherwise requires:

(a)	references to Clauses, Appendices, Schedules and Exhibits are to be construed as references to the Clauses of, and Appendices, and Exhibits to this Agreement and references to this Agreement include its Schedules, Exhibits and Appendices;

(b)	words importing the plural shall include the singular and vice versa; and

(c)	references to a person shall be construed as including, without limitation, references to an individual, firm, company, corporation, unincorporated body of persons and any state or agency of a state.

1	SALE AND PURCHASE

The Seller shall sell and deliver and the Buyer shall buy and take delivery of [*****] NEO Aircraft [*****] on the applicable Delivery Date at the Delivery Location upon the terms and conditions contained in this Agreement and Azul Linhas shall be the operator of the Aircraft at the time of Delivery.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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2	SPECIFICATION

2.1	Aircraft Specification

2.1.1	A320 NEO Aircraft Specification

The A320 NEO Aircraft shall be manufactured in accordance with the A320 NEO Standard Specification, as may already have been modified or varied at the date of this Agreement by the Specification Change Notices listed in Appendix 1 to Exhibit A as amended from time to time in accordance with the terms of this Clause 2.

2.1.2	A321 NEO Aircraft Specification

2.1.2.1	New Engine Option

[*****]

2.1.2.2	[*****]

2.1.2.3	A321 NEO Weights

The New Engine Option shall modify the design weights of the CEO Standard Specification as follows:

	A321-200	A321-200 (long haul configuration)
MTOW	[*****]	[*****]
MLW	[*****]	[*****]
MZFW	[*****]	[*****]

The estimated basic Manufacturer’s Weight Empty (MWE) of the [*****] shall be modified as follows:

Propulsion Systems as per Clause 2.3	A321-200
CFM	[*****]

It is agreed and understood that the above weights may be updated in the A321 NEO Standard Specification.

2.2	Specification Amendment

The parties understand and agree that the Specification may be further amended following signature of this Agreement in accordance with the terms of this Clause 2.

2.2.1	Specification Change Notice

The Specification may be amended by written agreement between the parties in a Specification Change Notice (SCN). Each SCN shall be substantially in the form set out in Exhibit B1 and shall set out the SCN’s Aircraft embodiment rank and shall also set forth, in detail, the particular change to be made to the Specification [*****]. An SCN may result in an adjustment of the Aircraft Base Price, which adjustment, if any, shall be specified in the SCN.

2.2.2	Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement (“Development Changes”), as set forth in this Clause 2. Development Changes will be made by an MSCN.

2.2.2.1	Manufacturer Specification Changes Notices

2.2.2.1.1	The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which shall be substantially in the form set out in Exhibit B2 hereto and shall set

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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out the MSCN’s Aircraft embodiment rank as well as, in detail, the particular change to be made to the Specification [*****].

2.2.2.1.2	[*****].

2.2.2.2	In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse effect on any of the elements as set forth in 2.2.2.1 above, such revision shall be performed by the Seller without the Buyer’s consent. In such cases, the Buyer shall have access to the details of such changes through the relevant application in AirbusWorld.

2.3	Propulsion Systems

2.3.1	The Buyer has selected CFM as Propulsion Systems Manufacturer and accordingly, the Airframe shall be equipped with a set of [*****] CFM LEAP engines referred to as the “Propulsion Systems”.

A320-200 NEO	LEAP-[*****]
A321-200 NEO	LEAP-[*****]

[*****]

2.4	Milestones

2.4.1	Customization Milestones Chart

No later than [*****] following signature of this Agreement, the Seller shall provide the Buyer with a preliminary draft customization milestones chart, setting out how far in advance of the Scheduled Delivery Month of the Aircraft an SCN must be executed in order to integrate into the Specification any items requested by the Buyer from the Seller’s catalogues of Specification change options (the “Option Catalogues”).

The final customization milestone chart (the “Customization Milestone Chart”), shall be provided to the Buyer no later than [*****] prior to the Scheduled Delivery Month of the first Aircraft.

2.4.2	Contractual Definition Freeze

The Customization Milestone Chart shall in particular define the date(s) by which the contractual definition of the Aircraft must be finalized and all SCNs need to have been executed by the Buyer (the “Contractual Definition Freeze” or “CDF”) in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month. Each such date shall be referred to as a “CDF Date”.

3	PRICES

3.1	Airframe Base Price

3.1.1	The Airframe Base Price of an A320 NEO Aircraft is the sum of:

(i)	the base price of the Airframe as defined in the A320 NEO Standard Specification [*****] which is:

USD [*****]

(US Dollars [*****])

(ii)	a [*****] amount for SCNs which is:

USD [*****]

(US Dollars [*****])

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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(iii)	the base price [*****] if a CFM LEAP- [*****] Propulsion System is selected, which is:

USD [*****]

(US Dollars [*****] )

3.1.2	The Airframe Base Price of an A321 NEO Aircraft is the sum of:

(i)	the base price of the Airframe as defined in the A321 CEO Standard Specification [*****] which is:

USD [*****] (US Dollars [*****].

or

USD [*****] (US Dollars [*****].

(ii)	the base price of the New Engine Option [*****], which is:

USD [*****]

(US Dollars [*****])

(iii)	the base price of the Sharklets, which is:

USD [*****]

(US Dollars [*****])

(iv)	a [*****] SCNs which is:

USD [*****] (US Dollars [*****].

or

USD [*****] (US Dollars [*****].

(v)	the base price [*****] if a CFM LEAP- [*****] Propulsion System is selected, which is:

USD [*****]

(US Dollars [*****])

3.1.3	The above Airframe Base Price(s) have been established in accordance with the average economic conditions prevailing in [*****] and corresponding to a theoretical delivery in [*****] (the “Base Period”).

3.1.4	[*****]

3.2	Propulsion Systems Base Price

3.2.1	The base price of a [*****] CFM LEAP- [*****] Propulsion Systems for the NEO Aircraft (“CFM LEAP- [*****] NEO Propulsion Systems Base Price”) is

USD [*****]

(US Dollars [*****])

The CFM LEAP- [*****] NEO Propulsion Systems Base Price has been established in accordance with the delivery conditions prevailing in [*****] and has been calculated from the Propulsion Systems Reference Price, as set forth in [*****] of Exhibit C to the Agreement.

3.2.2	The base price of a [*****] CFM LEAP- [*****] Propulsion Systems for the NEO Aircraft (“CFM LEAP- [*****] NEO Propulsion Systems Base Price”) is

USD [*****]

(US Dollars [*****])

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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The CFM LEAP- [*****] NEO Propulsion Systems Base Price has been established in accordance with the delivery conditions prevailing in [*****] and has been calculated from the Propulsion Systems Reference Price, as set forth in [*****] of Exhibit C to the Agreement.

3.3	Final Price

The Final Price of each Aircraft shall be the sum of:

(i)	the relevant Airframe Base Price as revised as of the Delivery Date in accordance with Clause 4.1; plus

(ii)	the aggregate of all increases or decreases to the Airframe Base Price as agreed in any Specification Change Notice or part thereof applicable to the Airframe subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.1; plus

(iii)	the relevant Propulsion Systems Reference Price as revised as of the Delivery Date in accordance with Clause 4.2; plus

(iv)	the aggregate of all increases or decreases to the applicable Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the relevant Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2; plus

(v)	any other amount due by the Buyer to the Seller pursuant to this Agreement and/or any other written agreement between the Buyer and the Seller with respect to the Aircraft.

4	PRICE REVISION

4.1	Revision of Airframe Base Price

The Airframe Base Price is subject to revision in accordance with the Airframe Price Revision Formula up to and including the Delivery Date as set forth in [*****] of Exhibit C.

4.2	Revision of Propulsion Systems Reference Price

4.2.1	The Propulsion Systems Reference Price is subject to revision in accordance with the Propulsion Systems Price Revision Formula up to and including the Delivery Date, as set forth in [*****] of Exhibit C.

4.2.2	Modification of Propulsion Systems Reference Price, Propulsion Systems Price Revision Formula and Propulsion Systems Designations

The Propulsion Systems Reference Price, the prices of the related equipment, the Propulsion Systems designation(s) and the Propulsion Systems Price Revision Formula are based on information received from the Propulsions Systems Manufacturer and are subject to amendment by the Propulsion Systems Manufacturer at any time prior to the Delivery Date. If the Propulsion Systems Manufacturer makes any such amendment, the amendment shall be automatically incorporated into this Agreement and the Propulsion Systems Reference Price, the prices of the related equipment, the Propulsion Systems designation(s) and/or the Propulsion Systems Price Revision Formula shall be adjusted accordingly. The Seller agrees to notify the Buyer as soon as it receives notice of any such amendment from the Propulsion Systems Manufacturer.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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5	PAYMENTS

5.1	Seller’s Account

The Buyer shall pay the Predelivery Payments, the Balance of Final Price and/or any other amount due by the Buyer to the Seller, to the Seller’s account:

Beneficiary Name: AIRBUS

account identification: [*****]

with:

[*****]

or to such other account as may be designated by the Seller.

5.2	Intentionally left blank

5.3	Predelivery Payments

5.3.1	The Buyer shall pay Predelivery Payments to the Seller calculated on the predelivery payment reference price of each Aircraft. The predelivery payment reference price is determined by the following formula:

[*****]

[*****]

[*****]    [*****]

[*****]    [*****]

[*****]    [*****]

[*****]    [*****]

5.3.2	Such Predelivery Payments shall be made in accordance with the following schedule:

DUE DATE OF PAYMENTS

[*****] PREDELIVERY PAYMENT FERENCE PRICE
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]
[*****]	[*****]

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments shall be made upon signature of this Agreement.

5.3.3	[*****]

5.3.4	[*****]

5.3.5	[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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(i)	[*****]

(ii)	[*****]

[*****]

(iii)	[*****]

5.4	Balance of Final Price

5.4.1	The Balance of Final Price payable by the Buyer to the Seller on the Delivery Date shall be the Final Price less the amount of Predelivery Payments received by the Seller on or before the Delivery Date.

5.4.2	Upon receipt of the Seller’s invoice, and immediately prior to Delivery, the Buyer shall pay to the Seller the Balance of Final Price.

5.5	Other Charges

Unless expressly stipulated otherwise, any other charges due under this Agreement other than those set out in Clauses 5.3 and 5.4 shall be paid by the Buyer at the same time as payment of the Balance of Final Price or, if invoiced after the Delivery Date, within [*****] after the invoice date.

5.6	Method of Payment

5.6.1	All payments provided for in this Agreement shall be made in United States Dollars (USD) in immediately available funds.

5.6.2	All payments due to the Seller hereunder shall be made in full, without set-off, counterclaim, deduction or withholding of any kind. Consequently, the Buyer shall procure that the sums received by the Seller under this Agreement shall be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature. If the Buyer is compelled by law to make any such deduction or withholding the Buyer shall pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding shall be equal to the amounts which would have been received in the absence of such deduction or withholding and pay to the relevant taxation or other authorities within the period for payment permitted by applicable law, the full amount of the deduction or withholding.

5.7	Overdue Payments

If any payment due to the Seller under this Agreement including but not limited to any Predelivery Payment, commitment fee, option fee for the Aircraft as well as any payment due to the Seller for any spare parts, data, documents, training and services, is not received on the due date, without prejudice to the Seller’s other rights under this Agreement and at law, the Seller shall [*****].

5.8	Taxes

5.8.1	The amounts stated in this Agreement to be payable [*****].

5.8.2	[*****] shall pay all other taxes, duties or similar charges of any nature [*****].

5.8.3	[*****] shall bear the costs of and pay any and all taxes, duties or similar charges of any nature [*****].

5.9	Proprietary Interest

The Buyer shall not, by virtue of anything contained in this Agreement (including, without limitation, any Predelivery Payments hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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5.10	Set-Off

The Seller may set-off any matured obligation owed by the Buyer to the Seller [*****].

5.11	[*****]

5.11.1	[*****]

(i)	[*****].

(ii)	[*****].

[*****].

5.11.2	[*****].

6	MANUFACTURE PROCEDURE – INSPECTION

6.1	Manufacture Procedure

The Airframe shall be manufactured in accordance with the relevant requirements of the laws of the jurisdiction of incorporation of the Seller or of its relevant Affiliate as enforced by the Aviation Authority of such jurisdiction.

6.2	Inspection

6.2.1	Subject to providing the Seller with certificates evidencing compliance with the insurance requirements set forth in Clause 19, the Buyer or its duly authorised representatives (the “Buyer’s Inspector(s)”) shall be entitled to inspect the manufacture of the Airframe and all materials and parts obtained by the Seller for the manufacture of the Airframe on the following terms and conditions;

(i)	any inspection shall be made according to a procedure to be agreed upon with the Buyer but shall be conducted pursuant to the Seller’s own system of inspection as developed under the supervision of the relevant Aviation Authority;

(ii)	the Buyer’s Inspector(s) shall have access to such relevant technical data as is reasonably necessary for the purpose of the inspection;

(iii)	any inspection and any related discussions with the Seller and other relevant personnel by the Buyer’s Inspector(s) shall be at reasonable times during business hours and shall take place in the presence of relevant inspection department personnel of the Seller;

(iv)	the inspections shall be performed in a manner not to unduly delay or hinder the manufacture or assembly of the Aircraft or the performance of this Agreement by the Seller or any other work in progress at the Manufacture Facilities.

6.2.2	Location of Inspections

The Buyer’s Inspector(s) shall be entitled to conduct any such inspection at the relevant Manufacture Facility of the Seller or the Affiliates and where possible at the Manufacture Facilities of the sub-contractors provided that if access to any part of the Manufacture Facilities where the Airframe manufacture is in progress or materials or parts are stored are restricted for security or confidentiality reasons, the Seller shall be allowed reasonable time to make the relevant items available elsewhere.

6.3	Seller’s Service for Buyer’s Inspector(s)

For the purpose of the inspections, and commencing with the date of this Agreement until the Delivery Date, the Seller shall [*****].

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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7	CERTIFICATION

7.1	Type Certification

The Aircraft has been type certificated under European Aviation Safety Agency (EASA) procedures for certification in the transport category. The Seller has obtained the relevant type certificate (the “Type Certificate”) to allow the issuance of the Export Airworthiness Certificate and/or the Statement of Conformity, as applicable.

7.2	Export Airworthiness Certificate and/or Statement of Conformity

7.2.1	The Aircraft shall be delivered to the Buyer with an Export Airworthiness Certificate and/or with a Statement of Conformity, as applicable.

7.2.2	If, any time before the date on which the Aircraft is Ready for Delivery, any law or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law or regulation is issued which requires any change to the Specification for the purposes of obtaining the Export Airworthiness Certificate or issuing the Statement of Conformity, as applicable, (a “Change in Law”), the Seller shall make the required variation or modification and the parties hereto shall sign a Specification Change Notice which specifies the effects, if any, upon the guaranteed performances, weights, interchangeability, time of Delivery, price of the Aircraft and text of the Specification.

7.2.3	The Seller shall as far as practicable (but at its sole discretion and without prejudice to Clause 7.3.1 (ii) take into account the information available to it concerning any proposed law, regulation or interpretation which could become a Change in Law in order to minimise the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective prior to the Aircraft being Ready for Delivery.

7.3	Costs of SCNs for Certification

7.3.1	The costs of implementing the variation or modification referred to in Clause 7.2.2 above shall be

(i)	[*****] if the Change in Law became effective prior to the date of this Agreement;

(ii)	[*****] if the Change in Law became effective after the date of this Agreement.

7.3.2	Notwithstanding the provisions of sub-Clauses 7.3.1 (i) and (ii), if the Change in Law relates to the Propulsion Systems, the costs shall be borne in accordance with such arrangements as may be made separately between the Buyer and the Propulsion Systems Manufacturer.

7.4	Validation of Export Airworthiness Certificate or Statement of Conformity

7.4.1	The Seller shall endeavour to obtain the validation of the Export Airworthiness Certificate or the Statement of Conformity, as applicable, by the Buyer’s Aviation Authority.

7.4.2	Where the Buyer’s Aviation Authority requires a modification to comply with additional import aviation requirements and/or supply of additional data prior to the issuance of the Export Airworthiness Certificate or the Statement of Conformity, as applicable, the Seller shall incorporate such modification and/or provide such data [*****].

8	TECHNICAL ACCEPTANCE

8.1	Technical Acceptance Process

8.1.1

Prior to Delivery the Aircraft shall undergo a technical acceptance process, proposed by the Seller (the “Technical Acceptance Process”). Completion of the Technical Acceptance Process shall demonstrate the satisfactory functioning of the Aircraft and shall be deemed to demonstrate compliance with the Specification. Should it be established that the Aircraft does not comply with the Technical Acceptance Process requirements, the Seller shall without hindrance from the Buyer

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be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to such further Technical Acceptance Process as is necessary to demonstrate the elimination of the non-compliance.

8.1.2	The Technical Acceptance Process shall:

(i)	commence on a date notified by the Seller to the Buyer by no less than [*****] notice;

(ii)	take place at the Delivery Location;

(iii)	be carried out by the personnel of the Seller;

(iv)	include a technical acceptance flight which [*****].

8.2	Buyer’s Attendance

8.2.1	The Buyer shall be entitled to attend the Technical Acceptance Process and notification of the start of such Technical Acceptance Process shall be done in accordance with Clause 9.1.2.

8.2.2	If the Buyer elects to attend the Technical Acceptance Process, the Buyer:

(i)	shall co-operate in complying with the reasonable requirements of the Seller with the intention of completing the Technical Acceptance Process within [*****];

(ii)	may have a [*****] of the Buyer’s representatives (with no more than [*****] such representatives having access to the cockpit at any one time) accompany the Seller’s representatives on a technical acceptance flight and during such flight the Buyer’s representatives shall comply with the instructions of the Seller’s representatives.

8.2.3	If the Buyer does not attend or fails to co-operate in the Technical Acceptance Process, the Seller shall be entitled to complete the Technical Acceptance Process and the Buyer shall be deemed to have accepted the Technical Acceptance Process as satisfactory in all respects.

8.3	Certificate of Acceptance

Following completion of the Technical Acceptance Process, the Buyer shall sign and deliver to the Seller, in accordance with Clause 9.2.1, a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the “Certificate of Acceptance”).

8.4	Aircraft Utilisation

The Seller shall, without payment or other liability, be entitled to use the Aircraft prior to Delivery as may be necessary to obtain the certificates required under Clause 7, and such use shall not prejudice the Buyer’s obligation to accept Delivery of the Aircraft hereunder.

[*****].

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9	DELIVERY

9.1	Delivery Schedule

9.1.1	Subject to Clauses 2, 7, 8, 10 and 18, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following months:

NEO Aircraft Rank N°	Scheduled Delivery Month	NEO Aircraft type
N°1	[*****]	[*****]
N°2	[*****]	[*****]
N°3	[*****]	[*****]
N°4	[*****]	[*****]
N°5	[*****]	[*****]
N°6	[*****]	[*****]
N°7	[*****]	[*****]
N°8	[*****]	[*****]

N°9	[*****]	[*****]
N°10	[*****]	[*****]
N°11	[*****]	[*****]
N°12	[*****]	[*****]
N°13	[*****]	[*****]
N°14	[*****]	[*****]
N°15	[*****]	[*****]
N°16	[*****]	[*****]
N°17	[*****]	[*****]

N°18	[*****]	[*****]
N°19	[*****]	[*****]
N°20	[*****]	[*****]
N°21	[*****]	[*****]
N°22	[*****]	[*****]
N°23	[*****]	[*****]
N°24	[*****]	[*****]
N°25	[*****]	[*****]
N°26	[*****]	[*****]

N°27	[*****]	[*****]
N°28	[*****]	[*****]
N°29	[*****]	[*****]
N°30	[*****]	[*****]
N°31	[*****]	[*****]
N°32	[*****]	[*****]
N°33	[*****]	[*****]
N°34	[*****]	[*****]
N°35	[*****]	[*****]

[*****]

Each of such months shall be, with respect to the corresponding Aircraft, the “Scheduled Delivery Month”.

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9.1.2	The Seller shall give the Buyer at least:

[*****]

9.2	Delivery

9.2.1	The Buyer shall, within [*****] after the date on which the Aircraft is Ready for Delivery, sign the Certificate of Acceptance, pay the Balance of the Final Price and send its representatives to the Delivery Location to take Delivery of, and collect, the Aircraft.

9.2.2	The Seller shall deliver and transfer title to the Aircraft free and clear of all encumbrances to the Buyer provided that the Balance of the Final Price has been paid by the Buyer pursuant to Clause 5.4 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. The Seller shall provide the Buyer with a bill of sale in the form of Exhibit E (the “Bill of Sale”) and/or such other documentation confirming transfer of title and receipt of the Final Price as may reasonably be requested by the Buyer. Title to, property in and risk of loss of or damage to the Aircraft shall be transferred to the Buyer on Delivery.

9.2.3.1	Should the Buyer fail, within the period specified in Clause 9.2.1, to:

(i)	deliver the signed Certificate of Acceptance to the Seller ; or

(ii)	pay the Balance of the Final Price for the Aircraft to the Seller and take Delivery of the Aircraft;

then the Buyer shall be deemed to have rejected delivery of the Aircraft without warrant when duly tendered to it hereunder. Without prejudice to Clause 5.7 and the Seller’s other rights under this Agreement or at law (a) the Seller shall retain title to the Aircraft and (b) the Buyer shall bear all risk of loss of or damage to the Aircraft and shall indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) and consequences resulting from such failure, it being understood that the Seller shall be under no duty towards the Buyer to store, park, insure, or otherwise protect the Aircraft.

9.2.3.2	Should the Buyer fail to collect the Aircraft as mentioned in Clause 9.2.1 above and without prejudice to the Seller’s other rights under this Agreement or at law, the provisions of Clause 9.2.3.1 (b) shall apply.

9.3	Fly Away

9.3.1	The Buyer and the Seller shall co-operate to obtain any licenses, which may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft.

9.3.2	All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery shall be borne by [*****]. [*****] shall make direct arrangements with the supplying companies for the fuel and oil required for all post- Delivery flights.

10	EXCUSABLE DELAY

10.1

The Buyer acknowledges that the Aircraft are to be manufactured by Seller in performance of this Agreement and that the Scheduled Delivery Months are based on the assumption that there shall be no delay due to causes beyond the control of the Seller. Accordingly, Seller shall not be responsible for any delay in the Delivery of the Aircraft or delay or interruption in the performance of the other obligations of the Seller hereunder due to causes beyond its control, and not occasioned by its fault or negligence including (but without limitation) acts of God or the public enemy, war, civil war, warlike operations, terrorism, insurrections or riots, fires, explosions, natural disasters, compliance with any applicable foreign or domestic governmental regulation or order, labour disputes causing cessation, slowdown or interruption of work, inability after due and timely diligence to procure materials, equipment or parts, general hindrance in transportation or failure of a sub-contractor or

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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supplier to furnish materials, equipment or parts. Any delay or interruption resulting from any of the foregoing causes is referred to as an “Excusable Delay”.

10.2	If an Excusable Delay occurs:

(i)	the Seller shall notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii)	the Seller shall not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iii)	the Seller shall not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay; and

(iv)	the Seller shall as soon as practicable after the removal of the cause of the delay resume performance of its obligations under this Agreement and in particular shall notify to the Buyer the revised Scheduled Delivery Month.

10.3	Termination on Excusable Delay

10.3.1	If the Delivery of any Aircraft is delayed as a result of an Excusable Delay for a period of [*****] then either party may terminate this Agreement with respect to the Aircraft so affected by giving written notice to the other party within [*****] period provided that the Buyer shall not be entitled to terminate this Agreement pursuant to this Clause if the Excusable Delay results from a cause within its control.

10.3.2	If the Seller concludes that the Delivery of any Aircraft shall be delayed for [*****] due to an Excusable Delay and as a result thereof reschedules Delivery of such Aircraft to a date or month reflecting such delay then the Seller shall promptly notify the Buyer in writing to this effect and shall include in such notification the new Scheduled Delivery Month. Either party may thereupon terminate this Agreement with respect to such Aircraft by giving written notice to the other party within [*****] after receipt by the Buyer of the notice of anticipated delay.

10.3.3	If this Agreement shall not have been terminated with respect to the delayed Aircraft during the [*****] period referred to in either Clause 10.3.1 or 10.3.2 above, then [*****].

10.4	Total Loss, Destruction or Damage

If prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond repair (“Total Loss”), the Seller shall notify the Buyer to this effect within [*****] of such occurrence. The Seller shall include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller’s other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month shall be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; provided, however, that in the event the specified extension of the Scheduled Delivery Month to a month is [*****] after the last day of the original Scheduled Delivery Month then [*****]:

(i)	the Buyer notifies the Seller within [*****] of the date of receipt of the Seller’s notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

(ii)	the parties execute an amendment to this Agreement recording the variation in the Scheduled Delivery Month;

provided, however, that nothing herein shall require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft which includes the Aircraft purchased hereunder.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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10.5	[*****]

[*****]

11	NON-EXCUSABLE DELAY

11.1	[*****]

Should any of the Aircraft not be Ready for Delivery to the Buyer within [*****] (the “Delivery Period”) and such delay is not as a result of an Excusable Delay or Total Loss (a “Non-Excusable Delay”), then the Buyer shall have the right to claim, and the Seller shall pay by way of [*****]:

US Dollars [*****] (USD [*****]) if the Seller notifies the Buyer of such Non- Excusable Delay prior to [*****] prior to the Scheduled Delivery Month of the affected Aircraft; the amount of such [*****] shall in no event exceed the total of US Dollars [*****] (USD [*****]) in respect of any one Aircraft.

US Dollars [*****] (USD [*****]) if the Seller notifies the Buyer of such Non- Excusable Delay after [*****].

US Dollars [*****] (USD [*****]) if the Seller notifies the Buyer of such Non- Excusable Delay after [*****].

US Dollars [*****] (USD [*****]) if the Seller notifies the Buyer of such Non- Excusable Delay after [*****].

The Buyer’s right [*****] in respect of the Aircraft is conditional upon the Buyer submitting a claim in respect of such [*****] in writing to the Seller [*****] after the last day of the Scheduled Delivery Month.

11.2	Re-negotiation

If, as a result of Non-Excusable Delay, Delivery does not occur in the period falling [*****] after the Delivery Period, the Buyer shall have the right exercisable by written notice to the Seller given not less than [*****] nor more than [*****] after the expiration of the [*****] falling after the Delivery Period to require from the Seller a re-negotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such re-negotiation, the said re-negotiation shall not prejudice the Buyer’s right to receive [*****] in accordance with Clause 11.1 during the period of Non-Excusable Delay.

11.3	Termination

If, as a result of Non-Excusable Delay, Delivery does not occur in the period falling [*****] and the parties have not renegotiated the Scheduled Delivery Month pursuant to Clause 11.2, either party shall have the right exercisable by written notice to the other party, given not less than [*****] nor more than [*****] after expiration of [*****] to terminate this Agreement in respect of the affected Aircraft [*****].

11.4	[*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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12	WARRANTIES AND SERVICE LIFE POLICY

This Clause covers the terms and conditions of the warranty and service life policy.

12.1	Standard Warranty

12.1.1	Nature of Warranty

For the purpose of this Agreement the term “Warranted Part” shall mean any Seller proprietary component, equipment, accessory or part, which is installed on an Aircraft at Delivery thereof and

(a)	which is manufactured to the detailed design of the Seller or a subcontractor of the Seller and

(b)	which bears a part number of the Seller at the time of such Delivery.

Subject to the conditions and limitations as hereinafter provided for and except as provided for in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part shall at Delivery to the Buyer be free from defects:

(i)	in material;

(ii)	in workmanship, including without limitation processes of manufacture;

(iii)	in design (including without limitation the selection of materials) having regard to the state of the art at the date of such design; and

(iv)	arising from failure to conform to the Specification, except to those portions of the Specification relating to performance or where it is expressly stated that they are estimates, approximations or design aims.

12.1.2	Exclusions

The warranties set forth in Clause 12.1.1 shall not apply to Buyer Furnished Equipment, nor to the Propulsion Systems, nor to any component, equipment, accessory or part installed on the Aircraft at Delivery that is not a Warranted Part except that:

(i)	any defect in the Seller’s workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items, that invalidates any applicable warranty from such manufacturers, shall constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1 (ii); and

(ii)	any defect inherent in the Seller’s design of the installation, in consideration of the state of the art at the date of such design, which impairs the use of such items, shall constitute a defect in design for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1 (iii).

12.1.3	Warranty Period

The warranties set forth in Clauses 12.1.1 and 12.1.2 shall be limited to those defects that become apparent within [*****] (the “Warranty Period”).

12.1.4	Buyer’s Remedy and Seller’s Obligation

12.1.4.1	The Buyer’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to, at the Seller’s expense and option, the repair, replacement or correction of any Warranted Part which is defective (or to the supply of modification kits rectifying the defect), together with a credit to the Buyer’s account with the Seller of an amount equal to the mutually agreed direct labor costs expended in performing the removal and the reinstallation thereof on the Aircraft at the labor rate defined in Clause 12.1.7.5.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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The Seller may alternatively furnish to the Buyer’s account with the Seller a credit equal to the price at which the Buyer is entitled to purchase a replacement for the defective Warranted Part.

12.1.4.2	In the event of a defect covered by Clauses 12.1.1 (iii), 12.1.1 (iv) and 12.1.2 (ii) becoming apparent within the Warranty Period, the Seller shall also, if so requested by the Buyer in writing, correct such defect in any Aircraft which has not yet been delivered to the Buyer, provided, however,

(i)	that the Seller shall not be responsible, nor deemed to be in default on account of any delay in Delivery of any Aircraft or otherwise in respect of the performance of this Agreement, due to the Seller’s undertaking to make such correction and provided further

(ii)	that, rather than accept a delay in the Delivery of any such Aircraft, the Buyer and the Seller may mutually agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense, or the Buyer may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft.

12.1.4.3	Cost of inspection

In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, the [*****] in performing inspections of the Aircraft to determine whether or not a defect exists in any Warranted Part within the Warranty Period subject to the following conditions:

(i)	such inspections are recommended by a Seller Service Bulletin to be performed within the Warranty Period;

(ii)	the [*****] for any inspections performed [*****].

(iii)	the [*****] shall be the [*****] defined in Clause 12.1.7.5, and

(iv)	[*****].

12.1.5	Warranty Claim Requirements

The Buyer’s remedy and the Seller’s obligation and liability under this Clause 12.1, with respect to any warranty claim submitted by the Buyer (each a “Warranty Claim”) are subject to the following conditions:

(i)	the defect having become apparent within the Warranty Period;

(ii)	the Buyer having filed a warranty claim within [*****];

(iii)	the Buyer having submitted to the Seller evidence reasonably satisfactory to the Seller that the claimed defect is due to a matter embraced within this Clause 12.1 and that such defect has not resulted from any act or omission of the Buyer, including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth in Clause 12.1.10 or from any act or omission of any third party;

(iv)	the Seller having received a Warranty Claim complying with the provisions of Clause 12.1.6 below.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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12.1.6	Warranty Administration

The warranties set forth in Clause 12.1 shall be administered as hereinafter provided for:

12.1.6.1	Claim Determination

Determination as to whether any claimed defect in any Warranted Part is a valid Warranty Claim shall be made by the Seller acting reasonably and shall be based upon the claim details, reports from the Seller’s Representatives, historical data logs, inspections, tests, findings during repair, defect analysis and other relevant documents.

12.1.6.2	Transportation Costs

The cost of transporting a Warranted Part claimed to be defective to the facilities designated by the Seller and for the return therefrom of a repaired or replaced Warranted Part shall be borne by the Buyer.

12.1.6.3	Return of an Aircraft

If the Buyer and the Seller mutually agree, prior to such return, that it is necessary to return an Aircraft to the Seller for consideration of a Warranty Claim, [*****].

12.1.6.4	On Aircraft Work by the Seller

If the Seller determines that a defect subject to this Clause 12.1 justifies the dispatch by the Seller of a working team to repair or correct such defect through the embodiment of one or several Seller’s Service Bulletins at the Buyer’s facilities, or if the Seller accepts the return of an Aircraft to perform or have performed such repair or correction, then the labor costs [*****].

The condition which has to be fulfilled for on-Aircraft work by the Seller is that, in the opinion of the Seller, the work necessitates the technical expertise of the Seller as manufacturer of the Aircraft.

If said condition is fulfilled and if the Seller is requested to perform the work, the Seller and the Buyer shall agree on a schedule and place for the work to be performed.

12.1.6.5	Warranty Claim Substantiation

Each Warranty Claim filed by the Buyer under this Clause 12.1 shall contain at least the following data:

(a)	description of defect and action taken, if any,

(b)	date of incident and/or removal date,

(c)	description of Warranted Part claimed to be defective,

(d)	part number,

(e)	serial number (if applicable),

(f)	position on Aircraft,

(g)	total flying hours or calendar time, as applicable, at the date of defect appearance,

(h)	time since last shop visit at the date of defect appearance,

(i)	Manufacturer Serial Number of the Aircraft and/or its registration,

(j)	Aircraft total flying hours and/or number of landings at the date of defect appearance,

(k)	Warranty Claim number,

(l)	date of Warranty Claim,

(m)	Delivery Date of Aircraft or Warranted Part to the Buyer,

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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Warranty Claims are to be addressed as follows:

AIRBUS

CUSTOMER SERVICES DIRECTORATE

WARRANTY ADMINISTRATION

Rond Point Maurice Bellonte

B.P. 33

F 31707 BLAGNAC CEDEX

FRANCE

12.1.6.6	Replacements

Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller shall at all times remain with the Buyer, except that:

(i)	risk of loss (limited to cost of replacement and excluding in particular loss of use) shall be with the Seller for as long as such Aircraft, component, accessory, equipment or part shall be under the care, custody and control of the Seller and;

(ii)	title to and risk of loss of a returned component, accessory, equipment or part shall pass to the Seller upon shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor.

Upon the Seller’s shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such replacement component, accessory, equipment or part shall pass to the Buyer.

12.1.6.7	Rejection

The Seller shall provide reasonable written substantiation in case of rejection of a Warranty Claim.

12.1.6.8	Inspection

The Seller shall have the right to inspect the affected Aircraft, documents and other records relating thereto in the event of any Warranty Claim under this Clause 12.1.

12.1.7	Inhouse Warranty

12.1.7.1	Seller’s Authorization

The Seller hereby authorizes the Buyer to repair Warranted Parts (“Inhouse Warranty”) subject to the terms of this Clause 12.1.7.

12.1.7.2	Conditions for Seller’s Authorization

The Buyer shall be entitled to repair such Warranted Parts:

-	provided the Buyer notifies the Seller Representative of its intention to perform Inhouse Warranty repairs before any such repairs are started where the estimated cost of such repair is in excess of US Dollars [*****] (US$[*****]). The Buyer’s notification shall include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate. The Seller agrees to use all reasonable efforts to ensure a prompt response and shall not unreasonably withhold authorization;

-	provided adequate facilities and qualified personnel are available to the Buyer;

-	provided repairs are performed in accordance with the Seller’s Technical Data or written instructions; and

-	only to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.10.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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12.1.7.3	Seller’s Rights

The Seller shall have the right to require the return of any Warranted Part, or any part removed therefrom, which is claimed to be defective if, in the judgment of the Seller, the nature of the claimed defect requires technical investigation. Such return shall be subject to the provisions of Clause 12.1.6.2. Furthermore, the Seller shall have the right to have a Seller Representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, subject to such presence being practical and not unduly delaying the repair.

12.1.7.4	Inhouse Warranty Claim Substantiation

Claims for Inhouse Warranty credit shall be filed within the time period set forth in 12.1.5 (ii) and shall contain the same information as that required for Warranty Claims under Clause 12.1.6.5 and in addition shall include:

(a)	a report of technical findings with respect to the defect,

(b)	for parts required to remedy the defect:

-	part numbers,
-	serial numbers (if applicable),
-	parts description,
-	quantity of parts,
-	unit price of parts,
-	related Seller’s or third party’s invoices (if applicable),
-	total price of parts,

(c)	detailed number of labor hours,

(d)	Inhouse Warranty Labor Rate,

(e)	total claim value.

12.1.7.5	Credit

The Buyer’s sole remedy and the Seller’s sole obligation and liability with respect to Inhouse Warranty Claims shall be the credit to the Buyer’s account of an amount [*****];

(a)	[*****]

(b)	[*****]

(c)	[*****]

12.1.7.6	Limitation

The Buyer shall in no event be credited for repair costs (including labor and material) for any Warranted Part in excess of [*****] of the Seller’s current catalogue price for a replacement of such defective Warranted Part.

12.1.7.7	Scrapped Material

The Buyer shall retain any defective Warranted Part beyond economic repair and any defective part removed from a Warranted Part during repair for a period of either [*****] after submission of a claim for Inhouse Warranty credit relating thereto, whichever is longer. Such parts shall be returned to the Seller [*****] of receipt of the Seller’s request to that effect subject to the provisions of Clause 12.1.6.2.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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Notwithstanding the foregoing, the Buyer may scrap any such defective parts, which are beyond economic repair and not required for technical evaluation locally, with the agreement of the Seller Representative(s).

Scrapped Warranted Parts shall be evidenced by a record of scrapped material certified by an authorized representative of the Buyer and shall be kept in the Buyer’s file for a least the duration of the applicable Warranty Period.

12.1.8	Standard Warranty in case of Leasing Arrangements

Without prejudice to Clause 21.1, the warranties provided for in this Clause 12.1 for any Warranted Part shall [*****], in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to the extent permitted by any applicable law or regulations.

12.1.9	Warranty for Corrected, Replaced or Repaired Warranted Parts

Whenever any Warranted Part, which contains a defect for which the Seller is liable under Clause 12.1, has been corrected, replaced or repaired pursuant to the terms of this Clause 12.1, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Warranted Part, whichever the case may be, [*****].

If a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect shall be rejected, notwithstanding any subsequent correction or repair, and shall immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

12.1.10	Accepted Industry Standard Practices Normal Wear and Tear

The Buyer’s rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with accepted aeronautics industry standard practices, all Technical Data and any other instructions issued by the Seller, the Suppliers and the Propulsion Systems Manufacturer and all applicable rules, regulations and directives of the relevant Aviation Authorities.

The Seller’s liability under this Clause 12.1 shall not extend to normal wear and tear nor to:

(i)	any Aircraft or component, equipment, accessory or part thereof, which has been repaired, altered or modified after Delivery, except by the Seller or in a manner approved by the Seller;

(ii)	any Aircraft or component, equipment, accessory or part thereof, which has been operated in a damaged state;

(iii)	any component, equipment, accessory and part from which the trademark, name, part or serial number or other identification marks have been removed.

12.1.11	Limitation of liability

THE SELLER SHALL NOT BE LIABLE FOR, AND THE BUYER SHALL INDEMNIFY THE SELLER AGAINST, ANY CLAIMS FROM ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT OR NON-CONFORMITY OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF ANY WARRANTED PART UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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12.2	Seller Service Life Policy

12.2.1	In addition to the warranties set forth in Clause 12.1, the Seller further agrees that should a Failure occur in any Item (as these terms are defined herebelow) that has not suffered from an extrinsic force, then, subject to the general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 shall apply.

For the purposes of this Clause 12.2:

(i)	“Item” means any item listed in Exhibit “F”;

(ii)	“Failure” means a breakage or defect that can reasonably be expected to occur on a sufficiently representative panel of operators and which materially impairs the utility of the Item.

12.2.2	Periods and Seller’s Undertakings

The Seller agrees that if a Failure occurs in an Item before the Aircraft in which such Item was originally installed has completed [*****] flying hours [*****] flight cycles or within [*****] after the Delivery of said Aircraft, whichever shall first occur, the Seller shall, at its discretion and as promptly as practicable and with the Seller’s financial participation as hereinafter provided, either :

-	design and furnish to the Buyer a correction for such Item with a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or

-	replace such Item.

12.2.3	Seller’s Participation in the Costs

[*****]

12.2.4	General Conditions and Limitations

12.2.4.1	The undertakings set forth in this Clause 12.2 shall be valid after the period of the Seller’s warranty applicable to an Item under Clause 12.1.

12.2.4.2	The Buyer’s remedies and the Seller’s obligations and liabilities under this Service Life Policy are subject to the prior compliance by the Buyer with the following conditions:

(i)	the Buyer shall maintain log books and other historical records with respect to each Item, adequate to enable the Seller to determine whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the costs to be borne by the Seller in accordance with Clause 12.2.3;

(ii)	the Buyer shall keep the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded;

(iii)	the Buyer shall comply with the conditions of Clause 12.1.10;

(iv)	the Buyer shall implement specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs shall be as compatible as possible with the Buyer’s operational requirements and shall be carried out at the Buyer’s expense. Reports relating thereto shall be regularly furnished to the Seller;

(v)	the Buyer shall report any breakage or defect in a Item in writing to the Seller within [*****] after such breakage or defect becomes apparent, whether or not said breakage or defect can reasonably be expected to occur in any other aircraft, and the Buyer shall have provided to the Seller sufficient detail on the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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12.2.4.3	Except as otherwise provided for in this Clause 12.2, any claim under this Service Life Policy shall be administered as provided for in, and shall be subject to the terms and conditions of, Clause 12.1.6.

12.2.4.4	In the event of the Seller having issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit [*****]. If such a kit is so offered to the Buyer, then, to the extent of such Failure and any Failures that could ensue therefrom, the validity of the Seller’s commitment under this Clause 12.2 shall be subject to the Buyer incorporating such modification in the relevant Aircraft, as promulgated by the Seller and in accordance with the Seller’s instructions, within a reasonable time.

12.2.4.5	This Service Life Policy is neither a warranty, performance guarantee, nor an agreement to modify any Aircraft or Airframe components to conform to new developments occurring in the state of airframe design and manufacturing art after the Delivery Date.

The Seller’s obligation hereunder is to furnish only those corrections to the Items or provide replacements therefor as provided for in this Clause 12.2.

The Buyer’s sole remedy and relief for the non-performance of any obligation or liability of the Seller arising under or by virtue of this Service Life Policy shall be in the form of a credit, limited to the amount the Buyer reasonably expends in procuring a correction or replacement for any Item that is the subject of a Failure covered by this Service Life Policy and to which such non-performance is related.

The Buyer hereby waives, releases and renounces all claims to any further damages, direct, incidental or consequential, including loss of profits and all other rights, claims and remedies, arising under or by virtue of this Service Life Policy.

12.3	Supplier Warranties and Service Life Policies

Prior to/at Delivery of the first Aircraft, the Seller shall provide the Buyer, in accordance with the provisions of Clause 17, with the enforceable warranties and, where applicable, service life policies that the Seller has obtained for Supplier Parts pursuant to the Supplier Product Support Agreements.

12.3.1	Definitions

12.3.1.1	“Supplier” means any supplier of Supplier Parts.

12.3.1.2	“Supplier Part” means any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof and for which there exists a Supplier Product Support Agreement. For the sake of clarity, Propulsion Systems and Buyer Furnished Equipment and other equipment selected by the Buyer to be supplied by suppliers with whom the Seller has no existing enforceable warranty agreements are not Supplier Parts.

12.3.1.3	“Supplier Product Support Agreements” means agreements between the Seller and Suppliers, as described in Clause 17.1.2, containing enforceable and transferable warranties and, in the case of landing gear suppliers, service life policies for selected structural landing gear elements.

12.3.2	Supplier’s Default

12.3.2.1	In the event of any Supplier, under any standard warranty obtained by the Seller pursuant to Clause 12.3.1, defaulting in the performance of any material obligation with respect [*****].

12.3.2.2	In the event of any Supplier, under any Supplier Service Life Policy obtained by the Seller pursuant to Clause 12.3.1, defaulting in the performance of any material obligation with respect [*****].

12.3.2.3	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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12.4	Interface Commitment

12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (“Interface Problem”), the Seller shall, if so requested by the Buyer, and without additional charge to the Buyer except for transportation of the Seller’s personnel to the Buyer’s facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer shall furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface Problem and shall cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required.

At the conclusion of such investigation, the Seller shall promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.

12.4.2	Seller’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller shall, if so requested by the Buyer and pursuant to the terms and conditions of Clause 12.1, correct the design of such Warranted Part to the extent of the Seller’s obligation as defined in Clause 12.1.

12.4.3	Supplier’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the Supplier.

12.4.4	Joint Responsibility

If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved.

The Seller shall promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Supplier. Such proposal shall be consistent with any then existing obligations of the Seller hereunder and of any such Supplier towards the Buyer. Such corrective action, when accepted by the Buyer, shall constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

12.4.5	General

12.4.5.1	All requests under this Clause 12.4 shall be directed to both the Seller and the Supplier.

12.4.5.2	Except as specifically set forth in this Clause 12.4, this Clause shall not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Clause 12.

12.4.5.3	All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 shall be deemed to be delivered under this Agreement and shall be subject to the terms, covenants and conditions set forth in this Clause 12.

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12.5	Waiver, Release and Renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 12 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON CONFORMITY OR DEFECT OF ANY KIND, IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

A.	ANY WARRANTY AGAINST HIDDEN DEFECTS;

B.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

C.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

D.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

E.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA, OR SERVICES DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES,

PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS CLAUSE 12.5, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS AND SUBCONTRACTORS AND ITS AFFILIATES.

12.6	Duplicate Remedies

The Seller shall not be obliged to provide any remedy that duplicates any other remedy available to the Buyer in respect of the same defect under Clauses 12.1 and 12.2 as such Clauses may be amended, complemented or supplemented by other contractual agreements or by other Clauses of this Agreement.

12.7	Negotiated Agreement

The Buyer specifically recognizes that:

(i)	the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional operator of aircraft;

(ii)	this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer; and

(iii)	the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the waiver, release and renunciation by the Buyer set forth in Clause 12.5.

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12.8	Disclosure to Third Party Entity

In the event of the Buyer intending to designate a third party entity (a “Third Party Entity”) to administrate this Clause 12, the Buyer shall notify the Seller of such intention prior to any disclosure of this Clause to the selected Third Party Entity and shall cause such Third Party Entity to enter into a confidentiality agreement and or any other relevant documentation with the Seller solely for the purpose of administrating this Clause 12.

12.9	Transferability

Without prejudice to Clause 21.1, the Buyer’s rights under this Clause 12 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent, which shall not be unreasonably withheld.

Any transfer in violation of this Clause 12.9 shall, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 12 and any and all other warranties that might arise under or be implied in law.

13	PATENT AND COPYRIGHT INDEMNITY

13.1	Indemnity

13.1.1	Subject to the provisions of Clause 13.2.3, [*****] shall indemnify [*****] from and against [*****] resulting from any infringement or claim of infringement by the [*****] of:

(i) any [*****] patent;

and

(ii) any patent [*****]

(1)	[*****]

or in the alternative,

(2)	[*****]

and

(iii)	[*****] any copyright, [*****]

13.1.2	Clause 13.1.1 shall not apply to:

[*****] [*****]

[*****] [*****]

[*****] [*****]

13.1.3	[*****]

[*****] [*****]

[*****] [*****]

13.2	Administration of Patent and Copyright Indemnity Claims

13.2.1	If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer shall:

(i)	forthwith notify the Seller giving particulars thereof;

(ii)	furnish to the Seller all data, papers and records within the Buyer’s control or possession relating to such patent or claim;

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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(iii)	refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim provided always that nothing in this sub-Clause (iii) shall prevent the Buyer from paying such sums as may be required in order to obtain the release of the Aircraft, provided such payment is accompanied by a denial of liability and is made without prejudice;

(iv)	fully co-operate with, and at the reasonable cost and expense of the Seller render all such assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim;

(v)	at the reasonable cost and expense of the Seller, act in such a way as to mitigate damages and / or to reduce the amount of royalties which may be payable as well as to minimise costs and expenses.

13.2.2	The Seller shall be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner which, in the Seller’s reasonable opinion, it deems proper.

13.2.3	The Seller’s liability hereunder shall be conditional upon the compliance by the Buyer with the terms of this Clause and is in lieu of any other liability to the Buyer express or implied which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

14	TECHNICAL DATA AND SOFTWARE SERVICES

14.1	Scope

This Clause 14 covers the terms and conditions for the supply of technical data (hereinafter “Technical Data”) and software services described hereunder (hereinafter “Software Services”) to support the Aircraft operation.

14.1.1	The Technical Data shall be supplied in the English language using the aeronautical terminology in common use.

14.1.2	Range, type, format and delivery schedule of the Technical Data to be provided under this Agreement are outlined in Exhibit G hereto.

14.2	Aircraft Identification for Technical Data

14.2.1	For those Technical Data that are customized to the Aircraft, the Buyer agrees to the allocation of fleet serial numbers (“Fleet Serial Numbers”) in the form of block of numbers selected in the range from 001 to 999.

14.2.2	The sequence shall not be interrupted unless two (2) different Propulsion Systems or two (2) different Aircraft models are selected.

14.2.3	The Buyer shall indicate to the Seller the Fleet Serial Number allocated to each Aircraft corresponding to the delivery schedule set forth in Clause 9.1.1 [*****] before the Scheduled Delivery Month of the first Aircraft. Neither the designation of such Fleet Serial Numbers nor the subsequent allocation of the Fleet Serial Numbers to Manufacturer Serial Numbers for the purpose of producing certain customized Technical Data shall constitute any property, insurable or other interest of the Buyer in any Aircraft prior to the Delivery of such Aircraft as provided for in this Agreement.

The customized Technical Data that are affected thereby are the following:

-	Aircraft Maintenance Manual,

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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-	Illustrated Parts Catalog,

-	Trouble Shooting Manual,

-	Aircraft Wiring Manual,

-	Aircraft Schematics Manual,

-	Aircraft Wiring Lists.

14.3	Integration of Equipment Data

14.3.1	Supplier Equipment

Information, including revisions, relating to Supplier equipment that is installed on the Aircraft at Delivery or through Airbus Service Bulletins thereafter shall be introduced into the customized Technical Data to the extent necessary for the comprehension of the affected systems, [*****].

14.3.2	Buyer Furnished Equipment

14.3.2.1	The Seller shall introduce Buyer Furnished Equipment data for Buyer Furnished Equipment that is installed on the Aircraft by the Seller (hereinafter “BFE Data”) into the customized Technical Data, [*****] solely for the initial issue of the Technical Data provided at or before Delivery of the first Aircraft, provided such BFE Data is provided in accordance with the conditions set forth in Clauses 14.3.2.2 through 14.3.2.5.

14.3.2.2	The Buyer shall supply, or shall cause the BFE Supplier(s) to supply on its behalf, BFE Data to the Seller [*****] prior to the Scheduled Delivery Month of the first Aircraft.

14.3.2.3	The BFE Data shall be supplied in English and shall be established in compliance with the then applicable revision of ATA iSpecification 2200 (iSpec 2200), Information Standards for Aviation Maintenance.

14.3.2.4	The BFE Data shall be delivered in digital format and/or in Portable Document Format (PDF), as agreed between the Buyer and the Seller.

14.3.2.5	All costs related to the delivery to the Seller of the applicable BFE Data shall be borne by the Buyer.

14.4	Supply

14.4.1	Technical Data shall be supplied on-line and/or off-line, as set forth in Exhibit G hereto.

14.4.2	The Buyer shall not receive any credit or compensation for any unused or only partially used Technical Data supplied pursuant to this Clause 14.

14.4.3	Delivery

14.4.3.1	For Technical Data provided off-line, such Technical Data and corresponding revisions shall be sent to [*****] as indicated by the Buyer.

14.4.3.2	Technical Data provided off-line shall be delivered by the Seller at the Buyer’s named place of destination under [*****] conditions. The term [*****] is defined in the Incoterms 2010 publication issued by the International Chamber of Commerce.

14.4.3.3	The Technical Data shall be delivered according to a mutually agreed schedule to correspond with the Deliveries of Aircraft. The Buyer shall provide [*****] notice when requesting a change to such delivery schedule.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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14.4.4	It shall be the responsibility of the Buyer to coordinate and satisfy local Aviation Authorities’ requirements with respect to Technical Data. Reasonable quantities of such Technical Data shall be supplied by the Seller [*****] to the Buyer at the Buyer’s named place of destination.

Notwithstanding the foregoing, and in agreement with the relevant Aviation Authorities, preference shall be given to the on-line access to such Buyer’s Technical Data through the Airbus customer portal AirbusWorld.

14.5	Revision Service

For each firmly ordered Aircraft covered under this Agreement, revision service for the Technical Data shall be provided on a [*****] for a period [*****] after Delivery of such Aircraft (each a “Revision Service Period”).

Thereafter revision service shall be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.

14.6	Service Bulletins (SB) Incorporation

During any Revision Service Period and upon the Buyer’s request, Seller Service Bulletin information shall be incorporated into the Technical Data, provided that the Buyer notifies the Seller through the relevant AirbusWorld on-line Service Bulletin Reporting application that it intends to accomplish such Service Bulletin, after which post Service Bulletin status shall be shown.

14.7	Technical Data Familiarization

Upon request by the Buyer, the Seller shall provide up to [*****] of Technical Data familiarization training at the Seller’s or the Buyer’s facilities. The basic familiarization course is tailored for maintenance and engineering personnel.

14.8	Customer Originated Changes (COC)

In the event of the Buyer wishing to introduce Buyer originated data, including BFE Data after the initial issue of the Technical Data, (hereinafter “COC Data”) into any of the customized Technical Data that are identified as eligible for such incorporation in the Seller’s then current Customer Services Catalog, the Buyer shall notify the Seller of such intention.

The incorporation of any COC Data shall be performed under the methods and tools for achieving such introduction and the conditions specified in the Seller’s then current Customer Services Catalog.

14.9	AirN@v Family products

14.9.1	The Technical Data listed herebelow are provided on DVD and include integrated software (hereinafter together referred to as “AirN@v Family”).

14.9.2	The AirN@v Family covers several Technical Data domains, reflected by the following AirN@v Family products:

-	AirN@v / Maintenance,

-	AirN@v / Planning,

-	AirN@v / Repair,

-	AirN@v / Workshop,

-	AirN@v / Associated Data,

-	AirN@v / Engineering.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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14.9.3	The licensing conditions for the use of AirN@v Family integrated software shall be as set forth in Part 1 of Exhibit I to the Agreement, “End-User License Agreement for Airbus Software”.

14.9.4	The revision service and the license to use AirN@v Family products shall be granted [*****] for the duration of the corresponding Revision Service Period. At the end of such Revision Service Period, the yearly revision service for AirN@v Family products and the associated license fee [*****].

14.10	On-Line Technical Data

14.10.1	The Technical Data provided on-line shall be made available to the Buyer through the Airbus customer portal AirbusWorld (“AirbusWorld”).

14.10.2	Access to AirbusWorld shall be subject to the “General Terms and Conditions of Access to and Use of AirbusWorld” (hereinafter the “GTC”), as set forth in Part 2 of Exhibit I to this Agreement.

14.10.3	The list of the Technical Data provided on-line may be extended from time to time.

For any Technical Data which is or becomes available on-line, the Seller reserves the right to suppress other formats for the concerned Technical Data.

14.10.4	Access to AirbusWorld shall be granted [*****] (including [*****]) for the Technical Data related to the Aircraft which shall be operated by the Buyer.

14.10.5	For the sake of clarification, it is hereby specified that Technical Data accessed through AirbusWorld shall remain subject to the conditions of this Clause 14.

In addition, should AirbusWorld provide access to Technical Data in software format, the use of such software shall be further subject to the conditions of Part 1 of Exhibit I to the Agreement.

14.11	Waiver, Release and Renunciation

The Seller warrants [*****].

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 14 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY TECHNICAL DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

A.	ANY WARRANTY AGAINST HIDDEN DEFECTS;

B.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

C.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

D.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

E.	[*****]

PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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FOR THE PURPOSES OF THIS CLAUSE 14, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS AND SUBCONTRACTORS AND ITS AFFILIATES.

14.12	Proprietary Rights

14.12.1	All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Data shall remain with the Seller and/or its Affiliates as the case may be.

These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.12.2	Whenever this Agreement and/or any Technical Data provides for manufacturing by the Buyer, the consent given by the Seller shall not be construed as express or implicit approval howsoever neither of the Buyer nor of the manufactured products. The supply of the Technical Data shall not be construed as any further right for the Buyer to design or manufacture any aircraft or part thereof or spare part.

14.13	Performance Engineer’s Program

14.13.1	In addition to the Technical Data provided under Clause 14, the Seller shall provide to the Buyer Software Services, which shall consist of the Performance Engineer’s Programs (“PEP”) for the Aircraft type covered under this Agreement. Such PEP is composed of software components and databases and its use is subject to the license conditions set forth in Part 1 of Exhibit I to the Agreement “End-User License Agreement for Airbus Software”.

14.13.2	Use of the PEP shall be limited to [*****] to be used on the Buyer’s computers for the purpose of computing performance engineering data. The PEP is intended for use on ground only and shall not be embarked on board the Aircraft.

14.13.3	The license to use the PEP and the revision service shall be provided [*****] for the duration of the corresponding Revision Service Period as set forth in Clause 14.5.

14.13.4	At the end of such PEP Revision Service Period, the PEP shall be provided to the Buyer [*****] set forth in the Seller’s then current Customer Services Catalog.

14.14	Future Developments

The Seller continuously monitors technological developments and applies them to Technical Data, document and information systems’ functionalities, production and methods of transmission.

The Seller shall implement and the Buyer shall accept such new developments, it being understood that the Buyer shall be informed in due time by the Seller of such new developments and their application and of the date by which the same shall be implemented by the Seller.

14.15	Confidentiality

14.15.1	This Clause, the Technical Data, the Software Services and their content are designated as confidential. All such Technical Data and Software Services are provided to the Buyer for the sole use of the Buyer who undertakes not to disclose the contents thereof to any third party without the prior written consent of the Seller save as permitted therein or pursuant to any government or legal requirement imposed upon the Buyer.

14.15.2	In the event of the Seller authorizing the disclosure of this Clause or any Technical Data or Software Services to third parties either under this Agreement or by an express prior written authorization and specifically, in the event of the Buyer intending to designate a maintenance and repair organization or a third party to perform the maintenance of the Aircraft or to perform data processing on its behalf (each a “Third Party”), the Buyer shall notify the Seller of such intention prior to any disclosure of this Clause and/or the Technical Data and/or the Software Services to such Third Party.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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The Buyer hereby undertakes to cause such Third Party to agree to be bound by the conditions and restrictions set forth in this Clause 14 with respect to the disclosed Clause, Technical Data or Software Services and shall in particular cause such Third Party to enter into a confidentiality agreement with the Seller and appropriate licensing conditions, and to commit to use the Technical Data solely for the purpose of maintaining the Buyer’s Aircraft and the Software Services exclusively for processing the Buyer’s data.

14.16	Transferability

Without prejudice to Clause 21.1, the Buyer’s rights under this Clause 14 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent.

Any transfer in violation of this Clause 14.16 shall, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 14 and any and all other warranties that might arise under or be implied in law.

15	SELLER REPRESENTATIVE SERVICES

15.1	The Seller shall provide [*****] to the Buyer the non-exclusive services of Seller customer support representative(s) (each a “Seller Representative”), at or within reach of the Buyers’ main base, starting from the first Aircraft Delivery until [*****] after the last Aircraft Delivery.

Within a reasonable time prior to entry into service, the Seller shall provide to the Buyer a list of contacts of such Seller Representatives.

15.2	In providing the services as described hereabove, any Seller Representatives, or any Seller employee(s) providing services to the Buyer hereunder, are deemed to be acting in an advisory capacity only and at no time shall they be deemed to be acting as Buyer’s employees or agents, either directly or indirectly.

15.3	In the event of a need for Aircraft On Ground (“AOG”) technical assistance during and after the end of the period referred to in Clause 15.1 above, the Buyer shall continue to have [*****]:

(a)	[*****]

(b)	[*****]

15.4	Should the Buyer request Seller Representative services exceeding the duration specified in Clause 15.1, the Seller may provide such additional services subject to terms and conditions to be mutually agreed.

15.5	The Seller shall cause similar services to be provided by representatives of the Propulsion Systems Manufacturer and Suppliers, when necessary and applicable.

15.6	Buyer’s Support

Notwithstanding Clause 15.1, the parties may agree that the non-exclusive Seller Representatives may be based at the Buyer’s facilities for all or part of the duration set forth in Clause 15.1. In such event, the parties agree that the following conditions shall apply:

15.6.1	From the date of arrival of the first Seller Representative and for the duration of the services, the Buyer shall provide [*****] a suitable lockable office, conveniently located with respect to the Buyer’s maintenance facilities, with complete office furniture and equipment including telephone, internet, email and facsimile connections for the sole use of the Seller Representative(s). [*****].

15.6.2	The Buyer shall assist the Seller in obtaining from the civil authorities of the Buyer’s country those documents that are necessary to permit the Seller Representative to live and work in the Buyer’s country.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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Should the Seller fail to obtain the necessary documents, the Seller shall be relieved of any obligation to the Buyer it may have incurred pursuant to this Clause 15.6 and the services of Seller Representatives shall be provided to the Buyer from another location as set forth in Clause 15.1.

15.7	Should the Buyer request any Seller Representative to travel to a city other than his usual place of assignment or the Buyer’s main base, the Buyer shall be responsible for all related transportation costs and expenses. Any such travel shall be subject to the Seller’s prior consent. The Buyer shall further in such case provide such Seller Representative(s) with hotel accommodation and/or transportation at standards acceptable to the Seller.

15.8	Withdrawal of the Seller Representative(s)

The Seller shall, following consultation with Buyer, have the right to withdraw its Seller Representative(s) as it sees fit if conditions arise, which are in the Seller’s opinion dangerous to their safety or health or prevent them from fulfilling their contractual tasks.

15.9	Indemnities

INDEMNIFICATION PROVISIONS APPLICABLE TO THIS CLAUSE 15 ARE SET FORTH IN CLAUSE 19.

16	TRAINING SUPPORT AND SERVICES

16.1	General

16.1.1	This Clause 16 sets forth the terms and conditions for the supply of training support and services for the Buyer’s personnel to support the Aircraft operation.

16.1.2	The range, quantity and validity of training to be provided [*****] under this Agreement are covered in Appendix A to this Clause 16.

16.1.3	Scheduling of training courses covered in Appendix A shall be mutually agreed during a training conference (the “Training Conference”) that shall be held [*****].

16.2	Training Location

16.2.1	The Seller shall provide training at its training center in [*****], and/or in [*****] or shall designate an affiliated training center in [*****], or [*****] (individually a “Seller’s Training Center” and collectively the “Seller’s Training Centers”).

16.2.2	If the unavailability of facilities or scheduling difficulties make training by the Seller at any Seller’s Training Center impractical, the Seller shall ensure that the Buyer is provided with such training at another location designated by the Seller.

16.2.3.1	Upon the Buyer’s request, the Seller may also provide certain training at a location other than the Seller’s Training Centers, including one of the Buyer’s bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In such event, all additional charges listed in Clauses 16.5.2 and 16.5.3 [*****].

16.2.3.2	If the Buyer requests training at a location as indicated in Clause 16.2.3.1 and requires such training to be an Airbus approved course, the Buyer undertakes that the training facilities shall be approved prior to the performance of such training. The Buyer shall, as necessary and in due time prior to the performance of such training, provide access to the training facilities set forth in Clause 16.2.3.1 to the Seller’s and the competent Aviation Authority’s representatives for approval of such facilities.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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16.3	Training Courses

16.3.1	Training courses shall be as described in the Seller’s customer services catalog (the “Seller’s Customer Services Catalog”). The Seller’s Customer Services Catalog also sets forth the minimum and maximum number of trainees per course.

All training requests or training course changes made outside of the frame of the Training Conference shall be submitted by the Buyer with a minimum of [*****] prior notice.

16.3.2	The following terms and conditions shall apply to training performed by the Seller:

(i)	Training courses shall be the Seller’s standard courses as described in the Seller’s Customer Services Catalog valid at the time of execution of the course. The Seller shall be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses; for the avoidance of doubt, for the purpose of performing training, such training equipment does not include aircraft.

(ii)	The training equipment and the training curricula used for the training of flight, cabin and maintenance personnel shall not be fully customized but shall be configured in order to obtain the relevant Aviation Authority’s approval and to support the Seller’s training programs.

(iii)	Training data and documentation for trainees receiving the training at the Seller’s Training Centers [*****]. Training data and documentation shall be marked “FOR TRAINING ONLY” and as such are supplied for the sole and express purpose of training; training data and documentation shall not be revised.

16.3.3	When the Seller’s training courses are provided by the Seller’s instructors (individually an “Instructor” and collectively “Instructors”) the Seller shall deliver a Certificate of Recognition or a Certificate of Course Completion (each a “Certificate”) or an attestation (an “Attestation”), as applicable, at the end of any such training course. Any such Certificate or Attestation shall not represent authority or qualification by any Aviation Authority but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

In the event of training courses being provided by a training provider selected by the Seller as set forth in Clause 16.2.2, the Seller shall cause such training provider to deliver a Certificate or Attestation, which shall not represent authority or qualification by any Aviation Authority, but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

16.3.4.1	Should the Buyer wish to exchange any of the training courses provided under Appendix A hereto, the Buyer shall place a request for exchange to this effect with the Seller. The Buyer may exchange, subject to the Seller’s confirmation, the training allowances granted under Appendix A of the present Agreement as follows:

(i)	flight operations training courses as listed under Article 1 of Appendix A against any flight operations training courses described in the Seller’s Customer Services Catalog current at the time of the Buyer’s request;

(ii)	maintenance training courses as listed under Article 3 of Appendix A against any maintenance training courses described in the Seller’s Customer Services Catalog current at the time of the Buyer’s request;

(iii)	should any one of the allowances granted thereunder (flight operations or maintenance) have been fully drawn upon, [*****].

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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It is understood that the above shall apply to the extent that training allowances granted under Appendix A remain in credit to the full extent necessary to perform the exchange.

All requests to exchange training courses shall be submitted by the Buyer with a minimum of [*****]. The requested training shall be subject to the Seller’s then existing planning constraints.

16.3.4.2	[*****]

16.3.5.1	Should the Buyer decide to cancel or reschedule, fully or partially, and irrespective of the location of the training, a training course, a minimum advance notification of [*****] prior to the relevant training course start date is required.

16.3.5.2	If the notification occurs [*****] prior to such training, a cancellation fee corresponding to [*****] of such training shall be, as applicable, either deducted from the training allowance defined in Appendix A or invoiced at the Seller’s then applicable price.

16.3.5.3	If the notification occurs [*****] prior to such training, [*****] of such training shall be, as applicable, either deducted from the training allowance defined in Appendix A or invoiced at the Seller’s then applicable price.

16.3.5.4	All courses exchanged under Clause 16.3.4.1 shall remain subject to the provisions of this Clause 16.3.5.

16.4	Prerequisites and Conditions

16.4.1	Training shall be conducted in English and all training aids used during such training shall be written in English using common aeronautical terminology.

16.4.2	The Buyer hereby acknowledges that all training courses conducted pursuant to this Clause 16 are “Standard Transition Training Courses” and not “Ab Initio Training Courses”.

16.4.3	Trainees shall have the prerequisite knowledge and experience specified for each course in the Seller’s Customer Services Catalog.

16.4.4.1	The Buyer shall be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.4.4.2	The Seller reserves the right to verify the trainees’ proficiency and previous professional experience.

16.4.4.3	The Seller shall provide to the Buyer during the Training Conference an “Airbus Pre-Training Survey” for completion by the Buyer for each trainee.

The Buyer shall provide the Seller with an attendance list of the trainees for each course, with the validated qualification of each trainee, at the time of reservation of the training course and in no event any [*****] of the training course. The Buyer shall return concurrently thereto the completed Airbus Pre-Training Survey, detailing the trainees’ associated background. If the Seller determines through the Airbus Pre-Training Survey that a trainee does not match the prerequisites set forth in the Seller’s Customer Services Catalog, following consultation with the Buyer, such trainee shall be withdrawn from the program or directed through a relevant entry level training (ELT) program, [*****].

16.4.4.4	If the Seller determines at any time during the training that a trainee lacks the required level, following consultation with the Buyer, such trainee shall be withdrawn from the program or, upon the Buyer’s request, the Seller may be consulted to direct the above mentioned trainee(s), if possible, through any other required additional training, which shall be at [*****].

16.4.5	The Seller shall in no case warrant or otherwise be held liable for any trainee’s performance as a result of any training provided.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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16.5	Logistics

16.5.1	Trainees

16.5.1.1	Living and travel expenses for the Buyer’s trainees [*****].

16.5.1.2	It shall be the responsibility of the Buyer to make all necessary arrangements relative to authorizations, permits and/or visas necessary for the Buyer’s trainees to attend the training courses to be provided hereunder. Rescheduling or cancellation of courses due to the Buyer’s failure to obtain any such authorizations, permits and/or visas shall be subject to the provisions of Clauses 16.3.5.1 thru 16.3.5.3.

16.5.2	Training at External Location - Seller’s Instructors

16.5.2.1.1	In the event of training being provided at the Seller’s request at any location other than the Seller’s Training Centers, as provided for in Clause 16.2.2, the expenses of the Seller’s Instructors [*****].

16.5.2.1.2	In the event of training being provided by the Seller’s Instructor(s) at any location other than the Seller’s Training Centers at the Buyer’s request, the Buyer shall reimburse the Seller for all the expenses related to the assignment of such Seller Instructors and the performance of their duties as aforesaid.

16.5.2.2	Living Expenses

Except as provided for in Clause 16.5.2.1.1 above, the Buyer shall reimburse the Seller the living expenses for each Seller Instructor and/or other Seller’s personnel providing support under this Clause 16, covering the entire period from his day of departure from his main base to day of return to such base at the per diem rate set forth in the Seller’s Customer Services Catalog current at the time of the corresponding training or support.

Such per diem shall include, but shall not be limited to, lodging, food and local transportation to and from the place of lodging and the training course location.

16.5.2.3	Air Travel

Except as provided for in Clause 16.5.2.1.1 above, the Buyer shall reimburse the Seller the airfares for each Seller Instructor and/or other Seller’s personnel providing support under this Clause 16, in confirmed business class to and from the Buyer’s designated training site and the Seller’s Training Centers, as such airfares are set forth in the Seller’s Customer Services Catalog current at the time of the corresponding training or support.

16.5.2.4	No Liability

Except in case of [*****] wilful misconduct of the Seller, the Seller shall not be held liable to the Buyer for any delay or cancellation in the performance of any training outside of the Seller’s Training Centers associated with any transportation described in this Clause 16.5.2.

16.5.3	Training Material and Equipment Availability - Training at External Location

Training material and equipment necessary for course performance at any location other than the Seller’s Training Centers or the facilities of a training provider selected by the Seller shall be provided by the Buyer at its own cost in accordance with the Seller’s specifications.

Notwithstanding the foregoing, should the Buyer request the performance of a course at another location as per Clause 16.2.3.1, the Seller may, upon the Buyer’s request, provide the training material and equipment necessary for such course’s performance [*****].

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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16.6	Flight Operations Training

The Seller shall provide training for the Buyer’s flight operations personnel as further detailed in Appendix A to this Clause 16, including the courses described in this Clause 16.6.

16.6.1	Flight Crew Training Course

The Seller shall perform a flight crew training course program for the Buyer’s flight crews, each of which shall consist of [*****] crew members, [*****].

16.6.2	Base Flight Training

16.6.2.1	The Buyer shall provide at its own cost its delivered Aircraft, or any other aircraft it operates, for any base flight training, which shall consist of [*****], performed in accordance with the related Airbus training course definition (the “Base Flight Training”).

16.6.2.2	Should it be necessary to ferry the Buyer’s delivered Aircraft to the location where the Base Flight Training shall take place, the additional flight time required for the ferry flight to and/or from the Base Flight Training field shall not be deducted from the Base Flight Training time.

16.6.2.3	If the Base Flight Training is performed outside of the zone where the Seller usually performs such training, the ferry flight to the location where the Base Flight Training shall take place shall be performed by a crew composed of the Seller’s and/or the Buyer’s qualified pilots, in accordance with the relevant Aviation Authority’s regulations related to the place of performance of the Base Flight Training.

16.6.3	Flight Crew Line Initial Operating Experience

In order to assist the Buyer with initial operating experience after Delivery of the first Aircraft, the Seller shall provide to the Buyer pilot Instructor(s) as set forth in Appendix A to this Clause 16.

Should the Buyer request, subject to the Seller’s consent, such Seller pilot Instructors to perform any other flight support during the flight crew line initial operating period, such as but not limited to line assistance, demonstration flight(s), ferry flight(s) or any flight(s) required by the Buyer during the period of entry into service of the Aircraft, it is understood that such flight(s) shall be deducted from the flight crew line initial operating experience allowance set forth in Appendix A hereto.

It is hereby understood by the Parties that the Seller’s pilot Instructors shall only perform the above flight support services to the extent they bear the relevant qualifications to do so.

16.6.4	Type Specific Cabin Crew Training Course

The Seller shall provide type specific training for cabin crews, at one of the locations defined in Clause 16.2.1.

If the Buyer’s Aircraft is to incorporate special features, the type specific cabin crew training course shall be performed [*****] the scheduled Delivery Date of the Buyer’s first Aircraft.

16.6.5	Training on Aircraft

During any and all flights performed in accordance with this Clause 16.6, the Buyer shall bear full responsibility for the aircraft upon which the flight is performed, including but not limited to any required maintenance, all expenses such as fuel, oil or landing fees and the provision of insurance in line with Clause 16.13.

The Buyer shall assist the Seller, if necessary, in obtaining the validation of the licenses of the Seller’s pilots performing Base Flight Training or initial operating experience by the Aviation Authority of the place of registration of the Aircraft.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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16.7	Performance / Operations Courses

The Seller shall provide performance/operations training for the Buyer’s personnel as defined in Appendix A to this Clause 16.

The available courses shall be listed in the Seller’s Customer Services Catalog current at the time of the course.

16.8	Maintenance Training

16.8.1	The Seller shall provide maintenance training for the Buyer’s ground personnel as further set forth in Appendix A to this Clause 16.

The available courses shall be as listed in the Seller’s Customer Services Catalog current at the time of the course.

The practical training provided in the frame of maintenance training shall be performed on the training devices in use in the Seller’s Training Centers.

16.8.2	Practical Training on Aircraft

Notwithstanding Clause 16.8.1 above, upon the Buyer’s request, the Seller may provide Instructors for the performance of practical training on aircraft (“Practical Training”).

Irrespective of the location at which the training takes place, the Buyer shall provide at its own cost an aircraft for the performance of the Practical Training.

Should the Buyer require the Seller’s Instructors to provide Practical Training at facilities selected by the Buyer, such training shall be subject to prior approval of the facilities by the Seller. All costs related to such Practical Training, including but not limited to the Seller’s approval of the facilities, shall be borne by the Buyer.

The provision of a Seller Instructor for the Practical Training shall be deducted from the trainee days allowance defined in Appendix A to this Clause 16, subject to the conditions detailed in Paragraph 4.4 thereof.

16.9	Supplier and Propulsion Systems Manufacturer Training

Upon the Buyer’s request, the Seller shall provide to the Buyer the list of the maintenance and overhaul training courses provided by major Suppliers and the applicable Propulsion Systems Manufacturer on their respective products.

16.10	Proprietary Rights

All proprietary rights, including but not limited to patent, design and copyrights, relating to the Seller’s training data and documentation shall remain with the Seller and/or its Affiliates and/or its Suppliers, as the case may be.

These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

16.11	Confidentiality

The Seller’s training data and documentation are designated as confidential and as such are provided to the Buyer for the sole use of the Buyer, for training of its own personnel, who undertakes not to disclose the content thereof in whole or in part, to any third party without the prior written consent of the Seller, save as permitted herein or otherwise pursuant to any government or legal requirement imposed upon the Buyer.

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In the event of the Seller having authorized the disclosure of any training data and documentation to third parties either under this Agreement or by an express prior written authorization, the Buyer shall cause such third party to agree to be bound by the same conditions and restrictions as the Buyer with respect to the disclosed training data and documentation and to use such training data and documentation solely for the purpose for which they are provided.

16.12	Transferability

Without prejudice to Clause 21.1, the Buyer’s rights under this Clause 16 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent.

16.13	Indemnities and Insurance

INDEMNIFICATION PROVISIONS AND INSURANCE REQUIREMENTS APPLICABLE TO THIS CLAUSE 16 ARE AS SET FORTH IN CLAUSE 19.

THE BUYER SHALL PROVIDE THE SELLER WITH AN ADEQUATE INSURANCE CERTIFICATE PRIOR TO ANY TRAINING ON AIRCRAFT.

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APPENDIX “A” TO CLAUSE 16

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted [*****] Aircraft firmly ordered, unless otherwise specified.

The contractual training courses defined in this Appendix A shall be provided [*****] under this Agreement.

Notwithstanding the above, flight operations training courses granted [*****] in this Appendix A shall be provided by the Seller within a period [*****] said Aircraft Delivery.

Any deviation to said training delivery schedule shall be mutually agreed between the Buyer and the Seller.

1	FLIGHT OPERATIONS TRAINING

1.1	Flight Crew Training (standard transition course)

The Seller shall provide flight crew training (standard transition course) [*****] Buyer’s flight crews [*****].

1.2	Low Visibility Operations Training

The Seller shall provide [*****] Low Visibility Operations Training for [*****] flight crews [*****].

1.3	Flight Crew Line Initial Operating Experience

The Seller shall provide to the Buyer pilot Instructor(s) [*****] for a period of [*****] Instructor months.

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of pilot Instructors present at any one time shall be limited to [*****] pilot Instructors.

1.4	Type Specific Cabin Crew Training Course

The Seller shall provide to the Buyer [*****] type specific training for cabin crews for [*****] of the Buyer’s cabin crew instructors, pursers or cabin attendants.

1.5	Airbus Pilot Instructor Course (APIC)

The Seller shall provide to the Buyer transition Airbus Pilot Instructor Course(s) (APIC), for flight and synthetic instruction, [*****] for [*****] of the Buyer’s flight instructors. APIC courses shall be performed in groups [*****].

2	PERFORMANCE / OPERATIONS COURSE(S)

The Seller shall provide to the Buyer [*****] trainee days of performance / operations training [*****] for the Buyer’s personnel.

3	MAINTENANCE TRAINING

3.1	The Seller shall provide to the Buyer [*****] trainee days of maintenance training [*****] for the Buyer’s personnel.

3.2	The Seller shall provide to the Buyer [*****] Engine Run-up courses.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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4	TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1	For instruction at the Seller’s Training Centers: [*****]. The number of trainees originally registered at the beginning of the course shall be counted as the number of trainees to have taken the course.

4.2	For instruction outside of the Seller’s Training Centers: [*****] the actual number of trainees attending the course or [*****], except for structure maintenance training course(s).

4.3	For structure maintenance training courses outside the Seller’s Training Center(s), [*****] the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

4.4	For practical training, whether on training devices or on aircraft, [*****] the actual number of trainees attending the course or a [*****] trainee days.

17	EQUIPMENT SUPPLIER PRODUCT SUPPORT

17.1	Equipment Supplier Product Support Agreements

17.1.1	The Seller has obtained enforceable and transferable product support agreements from Suppliers of Supplier Parts, the benefit of which is hereby accepted by the Buyer. Said agreements become enforceable as soon as and for as long as an operator is identified as an Airbus aircraft operator.

17.1.2	These agreements are based on the “World Airlines Suppliers Guide”, are made available to the Buyer through the SPSA Application, and include Supplier commitments contained in the “Supplier Product Support Agreements”, as defined in Clause 12.3.1.3, which include the following provisions:

17.1.2.1	Technical data and manuals required to operate, maintain, service and overhaul the Supplier Parts. Such technical data and manuals shall be prepared in accordance with the applicable provisions of ATA Specification including revision service and be published in the English language. The Seller shall recommend that a software user guide, where applicable, be supplied in the form of an appendix to the Component Maintenance Manual, such data shall be provided in compliance with the applicable ATA Specification;

17.1.2.2	Warranties and guarantees, including standard warranties. In addition, landing gear Suppliers shall provide service life policies for selected structural landing gear elements;

17.1.2.3	Training to ensure efficient operation, maintenance and overhaul of the Supplier Parts for the Buyer’s instructors, shop and line service personnel;

17.1.2.4	Spares data in compliance with ATA iSpecification 2200, initial provisioning recommendations, spare parts and logistics service including routine and expedite deliveries;

17.1.2.5	Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier Parts as well as required tooling and spares provisioning.

17.2	Supplier Compliance

The Seller shall monitor Suppliers’ compliance with support commitments defined in the Supplier Product Support Agreements and shall, if necessary, jointly take remedial action with the Buyer.

17.3	Nothing in this Clause 17 shall be construed to prevent or limit the Buyer from entering into direct negotiations with a Supplier with respect to different or additional terms and conditions applicable to Suppliers Parts selected by the Buyer to be installed on the Aircraft.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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17.4	Familiarization Training

Upon the Buyer’s request, the Seller shall provide the Buyer with Supplier Product Support Agreements familiarization training at the Seller’s facilities in [*****]. An on-line training module shall be further available through Airbus World, access to which shall be subject to the “General Terms and Conditions of Access to and Use of AirbusWorld” (hereinafter the “GTC”), as set forth in Part 2 of Exhibit I to this Agreement.

18	BUYER FURNISHED EQUIPMENT

18.1	Administration

18.1.1.1	In accordance with the Specification, the Seller shall install those items of equipment that are identified in the Specification as being furnished by the Buyer (“Buyer Furnished Equipment” or “BFE”), provided that the BFE and the supplier of such BFE (the “BFE Supplier”) are referred to in the Airbus BFE Product Catalog valid at the time the BFE Supplier is selected.

18.1.1.2	Notwithstanding the foregoing and without prejudice to Clause 2.4, if the Buyer wishes to install BFE manufactured by a supplier who is not referred to in the Airbus BFE Product Catalog, the Buyer shall so inform the Seller and the Seller shall conduct a feasibility study of the Buyer’s request, in order to consider approving such supplier, provided that such request is compatible with the Seller’s industrial planning and the associated Scheduled Delivery Month for the Buyer’s Aircraft. Any approval of a supplier by the Seller shall be performed at the Buyer’s expense. However, in the event that a BFE item supplied by a BFE manufacturer which becomes approved by the Seller pursuant to this paragraph thereafter becomes offerable in the Seller’s BFE Product Catalog, [*****].

In addition, it is a prerequisite to such approval that the considered BFE supplier be qualified by the Seller’s Aviation Authorities to produce equipment for installation on civil aircraft. The Buyer shall use reasonable endeavours to cause any BFE supplier approved under this Clause 18.1.1.2 (each an “Approved BFE Supplier”) to comply with the conditions set forth in this Clause 18 and specifically Clause 18.2. Except for the specific purposes of this Clause 18.1.1.2, the term “BFE Supplier” shall be deemed to include Approved BFE Suppliers.

18.1.2.1	The Seller shall advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition, encompassing a Declaration of Design and Performance (the “ BFE Engineering Definition”). The Seller shall provide to the Buyer and/or the BFE Supplier(s), within an appropriate timeframe, the necessary interface documentation to enable the development of the BFE Engineering Definition.

The BFE Engineering Definition shall include the description of the dimensions and weight of BFE, the information related to its certification and the information necessary for the installation and operation thereof, including when applicable 3D models compatible with the Seller’s systems. The Buyer shall furnish, or cause the BFE Suppliers to furnish, the BFE Engineering Definition by the dates specified.

Thereafter, the BFE Engineering Definition shall not be revised, except through an SCN executed in accordance with Clause 2.

18.1.2.2	The Seller shall also provide in due time to the Buyer a schedule of dates and the shipping addresses for delivery of the BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and Delivery of the Aircraft in accordance with the Aircraft delivery schedule. The BFE shall be provided by such dates in a serviceable condition, in order to allow performance of any assembly, installation, test or acceptance process in accordance with the Seller’s industrial schedule. In order to facilitate the follow-up of the timely receipt of BFE, the Buyer shall, upon the Seller’s request, provide to the Seller dates and references of all BFE purchase orders placed by the Buyer.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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The Buyer shall also provide, when requested by the Seller, at [*****] and/or at [*****] adequate field service including support from BFE Suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.3	Without prejudice to the Buyer’s obligations hereunder, in order to facilitate the development of the BFE Engineering Definition, the Seller shall organize meetings between the Buyer and BFE Suppliers. The Buyer hereby agrees to participate in such meetings and to provide adequate technical and engineering expertise to reach decisions within the defined timeframe.

In addition, throughout the development phase and up to Delivery of the Aircraft to the Buyer, the Buyer agrees:

•	to monitor the BFE Suppliers and ensure that they shall enable the Buyer to fulfil its obligations, including but not limited to those set forth in the Customization Milestone Chart;

•	that, should a timeframe, quality or other type of risk be identified at a given BFE Supplier, the Buyer shall allocate resources to such BFE Supplier so as not to jeopardize the industrial production schedule of the Aircraft;

•	for major BFE, including, but not being limited to, seats, galleys and IFE (“Major BFE”) to participate on a mandatory basis in the specific meetings that take place between BFE Supplier selection and BFE delivery, namely:

¡	Preliminary Design Review (“PDR”),

¡	Critical Design Review (“CDR”);

•	to attend the First Article Inspection (“FAI”) for the first shipset of all Major BFE. Should the Buyer not attend such FAI, the Buyer shall delegate the FAI to the BFE Supplier and confirmation thereof shall be supplied to the Seller in writing;

•	to attend the Source Inspection (“SI”) that takes place at the BFE Supplier’s premises prior to shipping, for each shipset of all Major BFE. Should the Buyer not attend such SI, the Buyer shall delegate the SI to the BFE Supplier and confirmation thereof shall be brought to the Seller in writing. Should the Buyer not attend the SI, the Buyer shall be deemed to have accepted the conclusions of the BFE Supplier with respect to such SI.

The Seller shall be entitled to attend the PDR, the CDR and the FAI. In doing so, the Seller’s employees shall be acting in an advisory capacity only and at no time shall they be deemed to be acting as Buyer’s employees or agents, either directly or indirectly.

18.1.4	The BFE shall be imported into [*****] or into [*****] by the Buyer under a suspensive customs system [*****] without application of any [*****] or [*****] tax or customs duty, and shall be [*****], to the following shipping addresses:

AIRBUS OPERATIONS S.A.S.

[*****]

or

[*****]

or such other location as may be specified by the Seller.

18.2	Applicable Requirements

The Buyer is responsible for ensuring, at its expense, that the BFE shall:

•	be manufactured by a qualified BFE Supplier, and

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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•	meet the requirements of the applicable Specification of the Aircraft, and

•	be delivered with the relevant certification documentation, including but not limited to the DDP, and

•	comply with the BFE Engineering Definition, and

•	comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and

•	be approved by the Aviation Authority issuing the Export Airworthiness Certificate and, to the extent required, by the Buyer’s Aviation Authority for installation and use on the Aircraft at the time of Delivery of the Aircraft, and.

•	not infringe any patent, copyright or other intellectual property right of the Seller or any third party, and

•	not be subject to any legal obligation or other encumbrance that may prevent, hinder or delay the installation of the BFE in the Aircraft and/or the Delivery of the Aircraft.

The Seller shall be entitled to refuse any item of BFE that it considers incompatible with the Specification, the BFE Engineering Definition or the certification requirements.

18.3	Buyer’s Obligation and Seller’s Remedies

18.3.1	Any delay or failure by the Buyer or the BFE Suppliers in:

•	delivering BFE that meets the requirements of clause 18.2 or in providing the BFE Engineering Definition or field service mentioned in Clause 18.1.2.2, or

•	furnishing the BFE in a serviceable condition at the requested delivery date, or

•	obtaining any required approval for such BFE equipment under the above mentioned Aviation Authorities’ regulations,

may delay the performance of any act to be performed by the Seller, including delaying Delivery of the affected Aircraft (provided that the Seller shall first have used reasonable efforts to avoid or reduce any such delay). The Seller shall not be responsible for such delay which shall cause the Final Price of the Aircraft to be adjusted in accordance with the updated delivery schedule and to include in particular the amount of the Seller’s additional costs attributable to such delay or failure by the Buyer or the BFE Suppliers, such as storage, taxes, insurance and costs of out-of-sequence installation.

18.3.2	In addition, in the event of any delay or failure mentioned in 18.3.1 above, the Seller may:

(i)	select, purchase and install equipment similar to the BFE at issue, in which event the Final Price of the affected Aircraft shall also be increased by the purchase price of such equipment plus reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and, if so required and not already provided for in the Final Price of the Aircraft, for adjustment and calibration; or

(ii)	if the BFE is delayed by more than [*****] beyond, or is not approved [*****], the dates specified in Clause 18.1.2.2: deliver the Aircraft without the installation of such BFE, notwithstanding applicable terms of Clause 7, if any, and the Seller shall thereupon be relieved of all obligations to install such equipment.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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18.4	Title and Risk of Loss

Title to and risk of loss of any BFE shall at all times remain with the Buyer except that risk of loss (limited to cost of replacement of said BFE) shall be with the Seller for as long as such BFE is under the care, custody and control of the Seller.

18.5	Disposition of BFE Following Termination

18.5.1	If a termination of this Agreement pursuant to the provisions of Clause 20 occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, the Seller shall be entitled, but not required, to remove all items of BFE that can be removed without damage to the Aircraft and to undertake commercially reasonable efforts to facilitate the sale of such items of BFE to other customers, retaining and applying the proceeds of such sales to reduce the Seller’s damages resulting from the termination.

18.5.2	The Buyer shall cooperate with the Seller in facilitating the sale of BFE pursuant to Clause 18.5.1 and shall be responsible for all costs reasonably incurred by the Seller in removing and facilitating the sale of such BFE. The Buyer shall reimburse the Seller for all such costs within [*****] of receiving documentation of such costs from the Seller.

18.5.3	The Seller shall notify the Buyer as to those items of BFE not sold by the Seller pursuant to Clause 18.5.1 above and, at the Seller’s request, the Buyer shall undertake to remove such items from the Seller’ facility within [*****] of the date of such notice. Except in the case of [*****], the Buyer shall have no claim against the Seller for damage, loss or destruction of any item of BFE removed from the Aircraft and not removed from Seller’s facility within such period.

18.5.4	The Buyer shall have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed in the process of being removed from the Aircraft, provided that the Seller shall use reasonable care in such removal.

18.5.5	The Buyer shall grant the Seller title to any BFE items that cannot be removed from the Aircraft without causing damage to the Aircraft or rendering any system in the Aircraft unusable.

19	INDEMNIFICATION AND INSURANCE

19.1	Indemnities Relating to Inspection, Technical Acceptance Process and Ground Training

19.1.1	The Seller shall, except in case of [*****], its Affiliates and their respective directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Buyer, its Affiliates and each of their respective directors, officers, agents, and employees from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of:

(i)	loss of, or damage to, the Seller’s property;

(ii)	injury to, or death of, the directors, officers, agents or employees of the Seller;

(iii)	any damage caused by the Seller to third parties arising out of, or in any way connected with, any ground check, check or controls under Clause 6 or Clause 8 of this Agreement and/or Ground Training Services; and

(iv)	any damage caused by the Buyer and/or the Seller to third parties arising out of, or in any way connected with, technical acceptance flights under Clause 8 of this Agreement.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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19.1.2	The Buyer shall, except in case of [*****], its Affiliates and their respective directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates and each of their respective directors, officers, agents, employees and sub-contractors from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of:

(i)	loss of, or damage to, the Buyer’s property;

(ii)	injury to, or death of, the directors, officers, agents or employees of the Buyer; and

(iii)	any damage caused by the Buyer to third parties arising out of, or in any way connected with, any ground check, check or controls under Clause 6 or Clause 8 of this Agreement and/or Ground Training Services.

19.2	Indemnities Relating to Training on Aircraft after Delivery

19.2.1	The Buyer shall, except in the case of [*****], its Affiliates and their respective directors, officers, agents, employees and sub-contractors , be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates and each of their respective directors, officers, agents, employees and sub-contractors from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) incident thereto or incident to successfully establishing the right to indemnification in respect of:

(i)	injury to, or death of, any person (including any of the Buyer’s directors, officers, agents and employees, but not directors, officers, agents and employees of the Seller); and

(ii)	loss of, or damage to, any property and for loss of use thereof, arising out of, or in any way connected with, the performance of any Aircraft Training Services.

19.2.2	The foregoing indemnity shall not apply with respect to the Seller’s legal liability towards any person other than the Buyer, its directors, officers, agents or employees arising out of an accident caused solely by a product defect in the Aircraft delivered to and accepted by the Buyer hereunder.

19.3	Indemnities relating to Seller Representatives Services

19.3.1	The Buyer shall, except in case of [*****], its Affiliates and their respective directors, officers, agents, sub-contractors or employees, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates and each of their respective directors, officers, agents, employees and sub-contractors from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of:

(i)	injury to, or death of, any person (except Seller’s Representatives); and

(ii)	loss of, or damage to, any property and for loss of use thereof;

arising out of, or in any way connected with the Seller’s Representatives Services.

19.3.2	The Seller shall, except in case of [*****], its Affiliates and their respective directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Buyer, its Affiliates and each of their respective directors, officers, agents, and employees from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of all injuries to, or death of, the Seller’s Representatives arising out of, or in any way connected with the Seller’s Representatives Services.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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19.4	Insurances

To the extent of the Buyer’s undertaking set forth in Clause 19.2.1, for all training periods on aircraft, the Buyer shall:

(i)	cause the Seller, its directors, officers, agents, employees, Affiliates and sub-contractors, to be named as additional insureds under the Buyer’s Comprehensive Aviation Legal Liability insurance policies; and

(ii)	with respect to the Buyer’s Hull All Risks and Hull War Risks insurances and Allied Perils (save to the extent such cover is provided by way of a Government indemnity) cause the insurers of the Buyer’s hull insurance policies to waive all rights of subrogation against the Seller, its directors, officers, agents, employees, Affiliates and sub-contractors, and their respective insurers.

Any applicable deductible shall be borne by the Buyer.

With respect to the above policies, the Buyer shall furnish to the Seller, [*****] prior to the start of any such training period, certificates of insurance and broker’s letters of undertaking from the Buyer’s insurance broker(s), in English, evidencing the limit of liability cover and period of insurance in a form reasonably acceptable to the Seller certifying that such policies have been endorsed as follows:

(i)	under the Comprehensive Aviation Legal Liability Insurances, the Buyer’s policies are primary and non-contributory to any insurance maintained by the Seller;

(ii)	such insurance can only be cancelled or materially altered by the giving of not [*****] may be customarily available in respect of War Risks and Allied Perils) prior written notice thereof to the Seller; and

(iii)	under any such cover, all rights of subrogation against the Seller, its directors, officers, agents, employees, Affiliates and sub-contractors, and their respective insurers, have been waived to the extent of the Buyer’s undertaking and specifically referring to Clause 19.2.1 and to this Clause 19.4.

19.5	Notice of Claims

If any claim is made or suit is brought against either party (or its respective directors, officers, agents, employees, Affiliates and sub-contractors) for damages for which liability has been assumed by the other party in accordance with the provisions of this Agreement, the party against which a claim is so made or suit is so brought shall promptly give notice to the other party, and the latter shall (unless otherwise requested by the party against which a claim is so made or suit is so brought, in which case the other party nevertheless shall have the right to) assume and conduct the defence thereof, or effect any settlement which it, in its opinion, deems proper.

20	TERMINATION

20.1	Termination for Insolvency

In the event that either the Seller or the Buyer:

(a)	makes a general assignment for the benefit of creditors or becomes insolvent;

(b)	files a voluntary petition in bankruptcy;

(c)	petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets;

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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(d)	commences under the laws of any competent jurisdiction any proceeding involving its insolvency, bankruptcy, readjustment of debt, liquidation or any other similar proceeding for the relief of financially distressed debtors;

(e)	becomes the object of any proceeding or action of the type described in (c) or (d) above and such proceeding or action remains undismissed or unstayed for a period of at least [*****]; or

(f)	is divested of a substantial part of its assets for a period of at least [*****],

then the other party may, to the full extent permitted by law, by written notice, terminate all or part of this Agreement.

20.2	Termination for Non-Payment of Predelivery Payments

If for any Aircraft the Buyer fails to make any Predelivery Payments at the time, in the manner and in the amount specified in Clause 5.3 the Seller may, by written notice, terminate all or part of this Agreement with respect to undelivered Aircraft.

20.3	Termination for Failure to Take Delivery

If the Buyer fails to comply with its obligations as set forth under Clause 8 and/or Clause 9, or fails to pay the Final Price of the Aircraft, the Seller shall have the right to put the Buyer on notice to do [*****].

If the Buyer has not cured such default [*****], the Seller may, by written notice, terminate all or part of this Agreement with respect to undelivered Aircraft.

All costs referred to in Clause 9.2.3 and relating to the period between the notified date of delivery (as referred to in Clause 9.2.1) and the date of termination of all or part of this Agreement shall be borne by the Buyer.

20.4	Termination for Default under other Agreements

If the Buyer or any of its Affiliates fails to perform or comply with any material obligation expressed to be assumed by it in any other agreement between the Buyer or any of its Affiliates and the Seller or any of its Affiliates and such failure is not remedied [*****], then the Seller may, by written notice, terminate all or part of this Agreement.

20.5	General

20.5.1	To the full extent permitted by law, the termination of all or part of this Agreement pursuant to Clauses 20.1, 20.2, 20.3 and 20.4 shall become effective immediately upon receipt by the relevant party of the notice of termination sent by the other party without it being necessary for either party to take any further action or to seek any consent from the other party or any court having jurisdiction.

20.5.2	The right for either party under Clause 20.1 and for the Seller under Clauses 20.2, 20.3, and 20.4 to terminate all or part of this Agreement shall be without prejudice to any other rights and remedies available to such party to seek termination of all or part of this Agreement before any court having jurisdiction pursuant to any failure by the other party to perform its obligations under this Agreement.

20.5.3	If the party taking the initiative of terminating this Agreement decides to terminate part of it only, the notice sent to the other party shall specify those provisions of this Agreement which shall be terminated.

20.5.4	In the event of termination of this Agreement [*****], the Seller [*****].

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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21	ASSIGNMENTS AND TRANSFERS

21.1	Assignments by Buyer

Except as hereinafter provided, the Buyer may not sell, assign, novate or transfer its rights and obligations under this Agreement to any person without the prior written consent of the Seller.

21.1.1	Assignments for Predelivery Financing

The Buyer shall be entitled to assign its rights under this Agreement at any time in order to provide security for the financing of any Predelivery Payments subject to such assignment being in form and substance acceptable to the Seller.

21.1.2	Assignments for Delivery Financing

The Buyer shall be entitled to assign its rights under this Agreement at any time in connection with the financing of its obligation to pay the Final Price subject to such assignment being in form and substance acceptable to the Seller.

21.2	Assignments by Seller

The Seller may at any time sell, assign, novate or transfer its rights and obligations under this Agreement to any person, provided such sale, assignment or transfer be notified to Buyer and shall not have a material adverse effect on any of Buyer’s rights and obligations under this Agreement.

21.2.1	Transfer of Rights and Obligations upon Restructuring

In the event that the Seller is subject to a corporate restructuring having as its object the transfer of, or succession by operation of law in, all or a substantial part of its assets and liabilities, rights and obligations, including those existing under this Agreement, to a person (“the Successor”) under the control of the ultimate controlling shareholders of the Seller at the time of that restructuring, for the purpose of the Successor carrying on the business carried on by the Seller at the time of the restructuring, such restructuring shall be completed without consent of the Buyer following notification by the Seller to the Buyer in writing. The Buyer recognises that succession of the Successor to the Agreement by operation of law, which is valid under the law pursuant to which that succession occurs, shall be binding upon the Buyer.

22	MISCELLANEOUS PROVISIONS

22.1	Data Retrieval

On the Seller’s reasonable request, the Buyer shall provide the Seller with all the necessary data, as customarily compiled by the Buyer and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to monitoring the efficient and cost effective operations of the Airbus fleet worldwide. [*****]

22.2	Notices

All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to an authorized representative of the party to whom the same is given or by registered mail (return receipt requested), express mail (tracking receipt requested) or by facsimile to be confirmed by subsequent registered mail and the date upon which any such notice or request is so personally delivered or if such notice or request is given by registered mail, the date upon which it is received by the addressee or, if given by facsimile, the date upon which it is sent with a correct confirmation printout, provided that if such date of receipt is not a Business Day notice shall be deemed to have been received on the first following Business Day, shall be deemed to be the effective date of such notice or request.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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Seller’s address for notices is:

AIRBUS

Attn. To V. P. Contracts

1 Rond-Point Maurice Bellonte

31707 Blagnac Cedex

France

Buyer’s address for notices is:

AZUL FINANCE LLC

c/o AZUL LINHAS AÉREAS BRASILEIRAS S.A.

Avenida Marcos Penteado de Ulhôa Rodrigues, 939

Castello Branco Office Park

9th Floor, Barueri

São Paulo 06460-040

Brazil

Attention:

Aircraft Programs Manager

aircraftprograms@voeazul.com.br

or such other address or such other person as the party receiving the notice or request may reasonably designate from time to time.

22.3	Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, or to exercise any right herein provided, or to require at any time performance by the other party of any of the provisions hereof, shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part thereof or the right of the other party thereafter to enforce each and every such provision. The express waiver (whether made one (1) or several times) by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.4	Law and Jurisdiction

22.4.1	This Agreement shall be governed by and construed in accordance with the laws of England.

22.4.2	Any dispute arising out of or in connection with this Agreement, including but not limited to its existence, validity, interpretation, implementation, breach, termination and/or enforcement, shall be within the exclusive jurisdiction of the Courts of England.

22.5	Contracts (Rights of Third Parties) Act 1999

The parties do not intend that any term of this Agreement shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Agreement.

22.6	International Supply Contract

The Buyer and the Seller recognise that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the Specification and price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of, inter alia, all the provisions hereof specifically including all waivers, releases and renunciations by the Buyer set out herein.

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The Buyer and the Seller hereby also agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this transaction.

22.7	Severability

In the event that any provision of this Agreement should for any reason be held ineffective, the remainder of this Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law, which renders any provision of this Agreement prohibited or unenforceable in any respect.

22.8	Alterations to Contract

This Agreement (including the annexes, schedules, appendices and Letter Agreements related hereto) contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

22.9	Language

All correspondence, documents and any other written matters in connection with this Agreement shall be in English.

22.10	Counterparts

This Agreement has been executed in two (2) original copies.

Notwithstanding the above, this Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Agreement.

22.11	Inconsistencies

In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification, or (ii) any other Exhibit, in each such case the terms of this Agreement shall prevail over the terms of the Specification or any other Exhibit. For the purpose of this Clause 22.11, the term Agreement shall not include the Specification or any other Exhibit hereto.

22.12	Confidentiality

This Agreement including any Exhibits, other documents or data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under the Agreement shall be treated by both parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to professional advisors for the purpose of implementation hereof.

In particular, both parties agree:

-	not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior written consent of the other party hereto.

-	that any and all terms and conditions of the transaction contemplated in this Agreement are strictly [*****] pricing (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,

(ii)	the extent of the Personal Information subject to disclosure,

(iii)	the Aircraft pricing to be provided to the Receiving Party.

Furthermore, the Buyer shall use all [*****] efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency. The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause 22.12 shall survive any termination of this Agreement for a period of [*****].

22.13	Representation

The Buyer represents and warrants in favour of the Seller that since its formation it has not engaged in any business activity or incurred any indebtedness except in respect of (i) activities incidental to its formation and (ii) the transactions contemplated by this Agreement.

22.14	Covenants

The Buyer covenants and agrees that it:

(a) shall not create or consent to the creation of any Encumbrance [*****] on any of its assets or properties without the prior written consent of the Seller other than [*****] The Buyer shall promptly take such actions as may be necessary to duly discharge any Encumbrances at any time arising which are not permitted by this Clause 22.14(a );

(b) shall (i) preserve and maintain its existence as a separate legal entity under and in compliance with all applicable laws, (ii) conduct its business in all material respects in accordance with all applicable laws binding on it and (iii) promptly provide the Seller with such financial and other information concerning its affairs as the Seller may from time to time [*****] require in connection with the transactions contemplated by this Agreement;

(c) shall not enter into any business or other activity or voluntarily incur any indebtedness or enter into any contract or agreement with any person other than (i) the business of purchasing the Aircraft and the exercise of rights under, and the performance of obligations to be performed by it pursuant to, this Agreement, (ii) as expressly permitted by this Agreement, (iii) [*****] and (iv) activities incidental to the foregoing;

(d) shall not (i) commence any case, proceeding or other action under any existing or future law of any jurisdiction, within or outside the State of Delaware, relating to bankruptcy, insolvency, reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seek appointment of a receiver, trustee, administrator or other similar official for it or for all or any substantial part of its assets, or make a general assignment for the benefit of its creditors; and not take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth above;

(e) shall not, to the extent it may lawfully so agree, consolidate with or merge into any other person or convey, transfer or lease all or any part of its assets to any person, whether in a single transaction or a series of transactions; and

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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(f) shall not amend any provision of its organizational documents without the prior written consent of the Seller.

The Buyer confirms that it has, or will have at the time that the relevant obligations arise, sufficient funding arrangements in place [*****] in order to meet its financial obligations under this Agreement.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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IN WITNESS WHEREOF this Agreement was entered into the day and year first above written.

Agreed and Accepted For and on behalf of AZUL FINANCE LLC /s/ John Rodgerson By: John Rodgerson Its: President	Agreed and Accepted For and on behalf of AIRBUS S.A.S. /s/ John J. Leahy By: John J. Leahy Its: Chief Operating Officer, Customers

Date: October 24, 2014

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EXHIBIT A

EXHIBIT A

SPECIFICATION

The Standard Specifications are contained in a separate folder.

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EXHIBIT A

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT A

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT A

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT A

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT A

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT A

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT A

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT A

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT A

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT B

E X H I B I T   B

AZU A320 NEO PA Reference CT1307022 – Exhibit B

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EXHIBIT B-1

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page

Title:

Description:

Effect on weight:

•   Manufacturer’s Weight Empty change:

•   Operational Weight Empty change:

•   Allowable Payload change:

Remarks / References

Specification changed by this SCN

This SCN requires prior or concurrent acceptance of the following SCN (s):

Price per aircraft US DOLLARS: AT DELIVERY CONDITIONS: This change will be effective on AIRCRAFT N° and subsequent. Provided approval is received by

Buyer approval	Seller approval

By: Date:	By: Date:

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EXHIBIT B-1

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page
Specification repercussion: After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

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EXHIBIT B-1

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page
Scope of change (FOR INFORMATION ONLY)

AZU A320 NEO PA Reference CT1307022 – Exhibit B

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EXHIBIT B-2

MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page

Title: Description: Effect on weight: • Manufacturer’s Weight Empty change: • Operational Weight Empty change: • Allowable Payload change: Remarks / References Specification changed by this MSCN

Price per aircraft US DOLLARS: AT DELIVERY CONDITIONS: This change will be effective on AIRCRAFT N° and subsequent. Provided MSCN is not rejected by

Buyer approval	Seller approval

By: Date:	By: Date:

AZU A320 NEO PA Reference CT1307022 – Exhibit B

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EXHIBIT B-2

MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page
Specification repercussion: After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

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EXHIBIT B-2

MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page
Scope of change (FOR INFORMATION ONLY)

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EXHIBIT C

PART 1	AIRFRAME PRICE REVISION FORMULA

1	BASE PRICE

The Airframe Base Price quoted in Clause 3.1 of the Agreement is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2	BASE PERIOD

The Airframe Base Price has been established in accordance with the average economic conditions prevailing in [*****] as defined by [*****] index values indicated hereafter.

3	INDEXES

Labor Index: [*****]

The quarterly value released for a certain [*****].

Index code for access on the Web site of the US Bureau of Labor Statistics: [*****].

[*****]

Index code for access on the Web site of the US Bureau of Labor Statistics: [*****].

4	REVISION FORMULA

[*****]	[*****]

[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

[*****]	[*****]

5	GENERAL PROVISIONS

5.1	Roundings

The Labor Index average and the Material Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient [*****] and [*****] shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT C

[*****]

The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

5.2	Substitution of Indexes for Airframe Price Revision Formula

If:

(i)	the United States Department of Labor substantially revises the methodology of calculation of the Labor Index or the Material Index as used in the Airframe Price Revision Formula, or

(ii)	the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index or such Material Index, or

(iii)	the data samples used to calculate such Labor Index or such Material Index are substantially changed;

the Seller shall select a substitute index for inclusion in the Airframe Price Revision Formula (the “Substitute Index”).

The Substitute Index shall reflect as closely as possible the actual variance of the Labor Costs or of the material costs used in the calculation of the original Labor Index or Material Index as the case may be.

As a result of the selection of the Substitute Index, the Seller shall make an appropriate adjustment to the Airframe Price Revision Formula to combine the successive utilization of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.

5.3	Final Index Values

The Index values as defined in Clause 4 above shall be considered final and no further adjustment to the base prices as revised at Delivery of the Aircraft shall be made after Aircraft Delivery for any subsequent changes in the published Index values.

5.4	Limitation

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

AZU A320 NEO PA Reference CT1307022 – Exhibit C Part 1

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EXHIBIT C

PART 2	PROPULSION SYSTEMS PRICE REVISION FORMULA

CFM INTERNATIONAL

1.	REFERENCE PRICE OF THE PROPULSION SYSTEMS

The Reference Price for a set of [*****] CFM INTERNATIONAL LEAP-[*****] Propulsion Systems is

USD [*****]

(US Dollars – [*****])

The Reference Price for a set of [*****] CFM INTERNATIONAL LEAP-[*****] Propulsion Systems is

USD [*****]

(US Dollars – [*****])

The above Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Clauses 4 and 5 hereof.

2.	REFERENCE PERIOD

The Reference Price has been established in accordance with the economic conditions prevailing for a theoretical delivery in [*****] as defined by CFM INTERNATIONAL by the [*****].

3.	INDEXES

Labor Index: [*****].

The quarterly value released for a certain [*****].

Index code for access on the Web site of the US Bureau of Labor Statistics: [*****].

[*****]

Index code for access on the Web site of the US Bureau of Labor Statistics: [*****].

4.	REVISION FORMULA

[*****] [*****]

[*****]

[*****] [*****]

[*****] [*****]

[*****] [*****]

[*****]

[*****] [*****]

[*****] [*****]

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT C

[*****] [*****]

[*****] [*****]

5.	GENERAL PROVISIONS

5.1	Roundings

(i)	The Material index average [*****] shall be rounded to the nearest second decimal place and the labor index average [*****] shall be rounded to the nearest first decimal place.

(ii)	[*****] shall be rounded to the nearest second decimal place.

(iii)	The final factor [*****] shall be rounded to the nearest third decimal place.

If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure. After final computation [*****] shall be rounded to the nearest whole number (0.5 rounds to 1).

5.2	Final Index Values

The revised Reference Price at the date of Aircraft Delivery shall not be subject to any further adjustments in the indexes.

5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of these indexes referred to hereabove, the Seller shall reflect the substitute for the revised or discontinued index selected by CFM INTERNATIONAL, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula shall be made to accomplish this result.

5.4	Annulment of the Formula

Should the above [*****] provisions become null and void by action of the US Government, the Reference Price shall be adjusted due to increases in the costs of labor and materiel which have occurred from the period represented by the applicable Reference [*****] to the [*****] prior to the month of Aircraft Delivery.

5.5	Limitation

[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT D

CERTIFICATE OF ACCEPTANCE

In accordance with the terms of [clause [●]] of the purchase agreement dated [day] [month] [year] and made between Azul Finance LLC (the “Customer”) and Airbus S.A.S. as amended and supplemented from time to time (the “Purchase Agreement”), the technical acceptance tests relating to one Airbus A3[●]-[●] aircraft, bearing manufacturer’s serial number [●], and registration mark [●](the “Aircraft”) have taken place in [Blagnac/Hamburg].

In view of said tests having been carried out with satisfactory results, the Customer, [as agent of [insert the name of the lessor/SPC] (the “Owner”) pursuant to the [purchase agreement assignment] dated [day] [month] [year], between the Customer and the Owner] hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance shall not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Customer, [as agent of the Owner] has caused this instrument to be executed by its duly authorised representative this      day of [month], [year] in [Blagnac/Hamburg].

CUSTOMER [as agent of OWNER]

Name:

Title:

Signature:

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EXHIBIT E

BILL OF SALE

Know all men by these presents that Airbus S.A.S., a Société par Actions Simplifiée existing under French law and having its principal office at 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, FRANCE (the “Seller”), is this [day] [month] [year] the owner of the title to the following airframe (the “Airframe”), the [engines/propulsion systems] as specified (the “[Engines/Propulsion Systems]”) and [all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature], [excluding buyer furnished equipment (“BFE”),] incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

AIRFRAME:	[ENGINES/PROPULSION SYSTEMS]:
AIRBUS Model A3[●]-[●]	[Insert name of engine or propulsion system manufacturer] Model [●]
MANUFACTURER’S	ENGINE SERIAL NUMBERS:
SERIAL NUMBER: [●]	LH: [●]
RH: [●]
REGISTRATION MARK: [●]

[and has] such title to the BFE as was acquired by it from [insert name of vendor of the BFE] pursuant to a bill of sale dated          [month] [year] (the “BFE Bill of Sale”)].

The Airframe, [Engines/Propulsion Systems] and Parts are hereafter together referred to as the “Aircraft”.

The Seller does this          day of [month] [year], sell, transfer and deliver all of its above described rights, title and interest in and to the Aircraft [and the BFE] to the following entity and to its successors and assigns forever, said Aircraft [and the BFE] to be the property thereof:

[Insert Name/Address of Buyer]

(the “Buyer”)

The Seller hereby warrants to the Buyer, its successors and assigns that it has [(i)] good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there is conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever [and (ii) such title to the BFE as Seller has acquired from [insert name of vendor of the BFE] pursuant to the BFE Bill of Sale].

This Bill of Sale shall be governed by and construed in accordance with the laws of England.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this      day of [month], [year] in [Blagnac/Hamburg].

AIRBUS S.A.S.

Name:

Title:

Signature:

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EXHIBIT F

SERVICE LIFE POLICY

LIST OF ITEMS

SELLER SERVICE LIFE POLICY

1	The Items covered by the Service Life Policy pursuant to Clause 12.2 are those Seller Items of primary and auxiliary structure described hereunder.

2	WINGS - CENTER AND OUTER WING BOX (LEFT AND RIGHT)

2.1	Wing Structure

2.1.1	[*****]

2.1.2	[*****]

2.1.3	[*****]

2.2	Fittings

2.2.1	[*****]

2.2.2	[*****]

2.2.3	[*****]

2.2.4	[*****]

2.3	Auxiliary Support Structure

2.3.1	[*****]

2.3.1.1	[*****]

2.3.1.2	[*****]

2.3.2	[*****]

2.3.2.1	[*****]

2.3.2.2	[*****]

2.3.3	[*****]

2.3.3.1	[*****]

2.3.3.2	[*****]

2.4	[*****]

2.4.1	[*****]

2.4.1.1	[*****]

2.4.1.2	[*****]

2.4.1.3	[*****]

2.4.1.4	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT F

3	FUSELAGE

3.1	[*****]

3.1.1	[*****]

3.1.2	[*****]

3.1.3	[*****]

3.1.4	[*****]

3.1.5	[*****]

3.1.6	[*****]

3.1.7	[*****]

3.1.8	[*****]

3.2	[*****]

3.2.1	[*****]

3.2.2	[*****]

3.2.3	[*****]

4	STABILIZERS

4.1	Horizontal Stabilizer Main Structural Box

4.1.1	[*****]

4.1.2	[*****]

4.1.3	[*****]

4.1.4	[*****]

4.1.5	[*****]

4.1.5.1	[*****]

4.1.5.2	[*****]

4.2	Vertical Stabilizer Main Structural Box

4.2.1	[*****]

4.2.2	[*****]

4.2.3	[*****]

4.2.4	[*****]

4.2.5	[*****]

4.2.5.1	[*****]

4.2.5.2	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT F

5	EXCLUSIONS

Bearing and roller assemblies, bearing surfaces, bushings, fittings other than those listed above, access and inspection doors, including manhole doors, latching mechanisms, all system components, commercial interior parts, insulation and related installation and connecting devices are excluded from this Seller Service Life Policy.

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EXHIBIT G

TECHNICAL DATA & SOFTWARE

AZU A320 NEO PA Reference CT1307022 – Exhibit G

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EXHIBIT G

TECHNICAL DATA & SOFTWARE

Where applicable, data shall be established in general compliance with the ATA 100 Information Standards for Aviation Maintenance and the applicable provisions for digital standard of ATA Specification 2200 (iSpec2200).

The Seller shall provide the Buyer with the following Technical Data (or such other equivalent Technical Data as may be applicable at the time of their provision to the Buyer).

1-	Airbus Flight Operations Data Package

The Airbus Flight Operations Data Package encompasses the following customised operational manuals required to operate the Aircraft:

•	Flight Manual (FM),

•	Flight Crew Operating Manual (FCOM),

•	Flight Crew Training Manual (FCTM),

•	Quick Reference Handbook (QRH),

•	Cabin Crew Operating Manual (CCOM),

•	Master Minimum Equipment List (MMEL),

•	Weight and Balance Manual (WBM).

1.1-	Format of Data

The Flight Operations Data Package shall be available on-line through the Seller’s customer portal AirbusWorld in eXtensible Mark-up Language (XML), for downloading and further data processing and customization, and/or in Portable Document Format (PDF), as applicable.

In addition, the Seller shall make available [*****] QRH sets per Aircraft in paper format.

Upon the Buyer’s request, a back-up copy of the manuals of the Flight Operations Data Package may be provided off-line on CD or DVD.

1.2-	Availability Schedule

The Airbus Flight Operations Data Package, reflecting the Buyer’s Aircraft configuration, shall be available to the Buyer [*****] of the first Aircraft.

A preliminary customized MMEL shall be available [*****] Aircraft.

The final issue of WBM and FM shall be made available [*****] Aircraft Delivery.

2-	Airbus Maintenance Technical Data Package

The Airbus Maintenance Technical Data Package encompasses the following customised maintenance data required for on-aircraft maintenance to ensure the continued airworthiness of the Aircraft:

•	Aircraft Maintenance Manual (AMM),

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT G

•	Aircraft Wiring Manual (AWM),

•	Aircraft Schematics Manual (ASM),

•	Aircraft Wiring Lists (AWL),

•	Illustrated Part Catalog (IPC),

•	Trouble Shooting Manual (TSM).

2.1-	Format of Data

The Airbus Maintenance Technical Data Package shall be available in the Airn@v/Maintenance module of the AirN@v software and shall be accessible on-line through the Seller’s customer portal AirbusWorld.

In addition, if so requested by the Buyer, the corresponding raw data in Standard Generalized Mark-up Language (SGML) format shall also be made available for download from the Seller’s customer portal AirbusWorld.

Upon the Buyer’s request, a back-up copy of the data of the Airbus Maintenance Technical Data Package may be provided off-line on CD or DVD.

2.2-	Availability Schedule

The Airbus Maintenance Technical Data Package, reflecting the Buyer’s Aircraft configuration, shall be available to the Buyer [*****] Aircraft.

Upon the Buyer’s request, where applicable, preliminary customized maintenance data may be available [*****] Aircraft.

3-	Non-customized Technical Data

Non-customised Technical Data, provided as part of the Maintenance Technical Data Package, shall be made available to the Buyer either in the corresponding Airn@v software module, as detailed in Clause 14.9 of the Agreement, or in PDF format, as applicable.

The Technical Data belonging to each AirN@v module and/or available in PDF format shall be as listed in the Seller’s Customer Services Catalog current at the time of the delivery of the Technical Data.

Non-customised Technical Data shall be made available to the Buyer in accordance with a schedule to be mutually agreed between the Buyer and Seller [*****] Aircraft.

4-	Additional Technical Data

4.1	In addition to the Flight Operations Data Package and the Maintenance Technical Data Package, the Seller shall provide, at Delivery of each Aircraft, on-line access to the Aircraft mechanical drawings that cover installation of structure and systems fitted on the Buyer’s Aircraft at Delivery.

4.2	Within [*****] after the Delivery of each Aircraft, the Seller shall provide:

•	the weighing report, for integration into the WBM by the Buyer,

•	the Electrical Load Analysis (ELA), in a format allowing further updating by the Buyer.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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Exhibit “H”

E X H I B I T  H

M A T E R I A L S U P P L Y  AND  S E R V I C E S

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EXHIBIT “H”

1.	GENERAL

1.1	Scope

1.1.1	This Exhibit “H” defines the terms and conditions for the support and services that may be offered by the Seller to the Buyer in the area of Material, as such term in defined in Article 1.2.1 hereafter.

1.1.2	References made to Articles shall refer to articles of this Exhibit “H” unless otherwise specified.

1.1.3	Notwithstanding the definition set forth in Clause 12.3.1 of the Agreement and for the exclusive purpose of this Exhibit “H”, the term “Supplier” shall mean any supplier providing any of the Material listed in Article 1.2.1 hereunder (each a “Supplier Part”).

1.1.4	The term “SPEC 2000” as used throughout this Exhibit “H” means the “E-Business Specification for Materiels Management” document published by the Air Transport Association of America.

1.2	Material Categories

1.2.1	Material covered by this Exhibit “H” is classified according to the following categories (hereinafter individually and collectively referred to as “Material”):

(i)	“Seller Parts” (corresponding to Seller’s proprietary Material bearing a part number of the Seller or Material for which the Seller has the exclusive sales rights);

(ii)	Supplier Parts classified as Repairable Line Maintenance Parts (as defined in SPEC 2000);

(iii)	Supplier Parts classified as Expendable Line Maintenance Parts (as defined in SPEC 2000);

(iv)	Seller and/or Supplier ground support equipment and specific-to-type tools.

1.2.2	Propulsion Systems, engine exchange kits, their accessories and parts, including associated parts, are not covered under this Exhibit “H” and shall be subject to direct agreements between the Buyer and the relevant Propulsion System Manufacturer.

1.3	Term

During a period commencing on the date hereof and continuing as long as [*****] aircraft of the model of the Aircraft are operated in commercial air transport service, of which [*****] (the “Term”), the Seller shall maintain, or cause to be maintained, a reasonable stock of [*****].

The Seller shall use its reasonable efforts to obtain a similar service from all Suppliers of Supplier Parts as set forth under Articles 1.2.1 (ii) and (iii) and which were originally installed on the Aircraft at Delivery.

1.4	Airbus Material Center

1.4.1	The Seller has established its material headquarters in Hamburg, Germany (the “Airbus Material Center”) and shall, during the Term, maintain, or have maintained on its behalf, a central store of Seller Parts.

1.4.2	The Airbus Material Center is operated twenty-four (24) hours per day, seven (7) days per week.

1.4.3	For efficient and prompt deliveries, the Seller and its Affiliates operate a global network of regional satellite stores (“Regional Satellite Stores”).

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT “H”

The Seller reserves the right to effect deliveries from the Airbus Material Center, from any of the Regional Satellite Stores or from any other production or Supplier’s facilities.

1.4.4	The Buyer may also purchase, subject to the signature of specific terms and conditions, spare parts from the Seller’s designee, Airbus Americas Customer Services, in Ashburn, United States of America.

1.5	Customer Order Desk

The Seller operates a “Customer Order Desk”, the main functions of which are:

(i)	Management of order entries for all priorities, including Aircraft On Ground (“AOG”);

(ii)	Management of order changes and cancellations;

(iii)	Administration of Buyer’s routing instructions;

(iv)	Management of Material returns;

(v)	Clarification of delivery discrepancies;

(vi)	Issuance of credit and debit notes.

The Buyer hereby agrees to communicate its orders for Material to the Customer Order Desk either in electronic format (SPEC 2000) or via the Internet.

1.6	Material and Logistics Support Representative

The Seller shall assign one (1) material and logistics support representative based at the Airbus Material Center to assist with, and coordinate, material support matters between the Seller and the Buyer during the Term.

1.7	Agreements of the Buyer

1.7.1	During the Term, the Buyer agrees to purchase from the Seller or its licensee(s) the Seller Parts required for the Buyer’s own needs.

1.7.2	Notwithstanding the foregoing, the Buyer may resort to the stocks of Seller Parts of other operators of the same aircraft type or model or purchase Seller Parts from said operators or from distributors, provided said Seller Parts were originally designed by the Seller and manufactured by the Seller or its licensees.

1.7.3	[*****]

(i)	[*****]

(ii)	[*****]

(iii)	[*****]

1.7.4.1	[*****]

1.7.4.2	[*****]

1.7.4.3	[*****]

1.7.4.4	[*****]

2.	INITIAL PROVISIONING

2.1	Period

The initial provisioning period commences with the Pre-Provisioning Meeting, as defined in Article 2.2.1 below, and expires on the [*****] after Delivery of the last Aircraft firmly ordered under the Agreement (“Initial Provisioning Period”).

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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2.2	Pre-Provisioning Meeting

2.2.1	The Seller shall organize a pre-provisioning meeting (the “Pre-Provisioning Meeting”) at the Airbus Material Center, or any other location as may be mutually agreed upon, for the purpose of defining an acceptable schedule and working procedure for the preparation of the initial issue of the Provisioning Data and the Initial Provisioning Conference referred to in Articles 2.3 and 2.4 below.

During the Pre-Provisioning Meeting, the Seller shall familiarize the Buyer with the provisioning processes, methods and formulae of calculation and documentation.

2.2.2	The Pre-Provisioning Meeting shall take place no later than [*****] prior to Scheduled Delivery Month of the first Aircraft. The date of the meeting shall be mutually agreed upon, allowing a minimum preparation time of [*****] for the Initial Provisioning Conference.

2.3	Initial Provisioning Conference

The Seller shall organize an initial provisioning conference at the Airbus Material Center (the “Initial Provisioning Conference”), the purpose of which shall be to define the agreed material scope and working procedures to accomplish the initial provisioning of Material (hereinafter “Initial Provisioning”).

Such Initial Provisioning Conference shall take place at the earliest [*****] after Aircraft Manufacturer Serial Number allocation or Contractual Definition Freeze, whichever occurs last and latest [*****] before the Scheduled Delivery Month of the first Aircraft.

2.4	Provisioning Data

2.4.1	Provisioning data generally in accordance with SPEC 2000, Chapter 1, for Material defined in Articles 1.2.1 (i) through 1.2.1 (iii) (“Provisioning Data”) shall be supplied by the Seller to the Buyer in English language, in a format and timeframe to be mutually agreed upon during the Pre-Provisioning Meeting.

2.4.1.1	Unless a longer revision cycle has been mutually agreed upon, the Provisioning Data shall be revised every [*****] up to the end of the Initial Provisioning Period.

2.4.1.2	The Seller shall ensure that Provisioning Data is provided to the Buyer in due time to give the Buyer sufficient time to perform any necessary evaluation and allow the on-time delivery of any ordered Material.

2.4.1.3	Provisioning Data generated by the Seller and supplied to the Buyer shall comply with the configuration of the Aircraft as documented [*****] before the date of issue.

This provision shall not cover:

(i)	Buyer modifications not known to the Seller,

(ii)	other modifications not approved by the Seller’s Aviation Authorities.

2.4.2	Supplier-Supplied Data

Provisioning Data corresponding to Supplier Parts (both initial issue and revisions) shall be transmitted to the Buyer either through the Seller and/or the corresponding Supplier; it is however agreed and

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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understood by the Buyer that the Seller shall not be responsible for the substance, accuracy and/or quality of such data. Such Provisioning Data shall be provided in either SPEC 2000 format or any other mutually agreed format. The Buyer shall specify in writing to the Seller the requested Provisioning Data format at the time of the Initial Provisioning Conference.

2.4.3	Supplementary Data

The Seller shall provide the Buyer with data supplementary to the Provisioning Data. This shall include local manufacture tables, ground support equipment, specific-to-type tools and a pool item candidate list.

2.5	Commercial Offer

Upon the Buyer’s request, the Seller shall submit a commercial offer for Material mutually agreed as being Initial Provisioning Material.

2.6	Delivery of Initial Provisioning Material

2.6.1	During the Initial Provisioning Period, Initial Provisioning Material shall conform to the latest known configuration standard of the Aircraft for which such Material is intended and to the Provisioning Data transmitted by the Seller.

2.6.2	The delivery of Initial Provisioning Material shall take place according to the conditions specified in the commercial offer mentioned in Article 2.5 above. Such commercial offer shall include a reasonable lead time.

2.7	Buy-Back Period and Buy-Back of Initial Provisioning Surplus Material

a)	The “Buy-Back Period” is defined as the period starting [*****].

b)	At any time during the Buy-Back Period, the Buyer [*****].

c)	[*****] shall be eligible for Buy-Back provided:

i)	[*****]

ii)	[*****]

iii)	[*****]

iv)	[*****]

v)	[*****]

vi)	[*****]

vii)	[*****]

d)	If [*****] is accepted for Buy-Back, the Seller shall [*****]:

•	[*****]

•	[*****]

e)	[*****]

f)	[*****]

g)	[*****]

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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3.	OTHER MATERIAL SUPPORT

3.1	Replenishment and Delivery

3.1.1	General

For the purpose of clarification, it is expressly stated that the provisions of Article 3.1.2 do not apply to Initial Provisioning Material and Provisioning Data as described in Article 2.

3.1.2	Lead times

In general, lead times shall be in accordance with the provisions of the latest edition of the “World Airlines and Suppliers Guide”.

3.1.2.1	Seller Parts as per Article 1.2.1 (i) shall be dispatched within the lead times published by the Seller.

Lead times for Seller Parts as per Article 1.2.1 (i), which are not published by the Seller, shall be quoted upon request.

3.1.2.2	Material defined in Articles 1.2.1 (ii) through 1.2.1 (iv) can be dispatched within the Supplier’s lead time augmented by the Seller’s own order and delivery administration time.

3.1.3	Expedite Service

The Seller shall provide a twenty-four (24) hours a day / seven (7) days a week expedite service to provide for the supply of critically required parts (the “Expedite Service”).

3.1.3.1	The Expedite Service is operated in accordance with the “World Airlines and Suppliers Guide” and the Seller shall notify the Buyer of the action taken to satisfy an expedite order received from the Buyer within:

(i)	[*****] after receipt of an AOG order; the Seller will make all reasonable effort to ship within four (4) hours;

(ii)	[*****] after receipt of a critical order (imminent AOG or work stoppage);

(iii)	[*****] after receipt of an expedite order (urgent stock replenishment).

3.1.3.2	In exceptional AOG circumstances, should the Buyer be unable to send a written order for reasons beyond his control, the Seller may deliver the Material after a telephone call, provided a purchase order is sent to the Seller by [*****]. Should the Buyer fail to send such purchase order, the Seller reserves the right to refuse any subsequent purchase orders without receipt of a firm written purchase order.

3.1.4	Shortages, Overshipments, Non-Conformity in Orders

3.1.4.1	The Buyer shall, within [*****] after delivery of Material pursuant to a purchase order, advise the Seller:

(i)	of any alleged shortages or overshipments;

(ii)	of any non-conformities of delivered Material.

In the event of the Buyer not having advised the Seller of any such alleged shortages, overshipments or non-conformities within the above-defined period, the Buyer shall be deemed to have accepted the delivery.

3.1.4.2

In the event of the Buyer reporting an overshipment or non-conformity to the order within the period defined in Article 3.1.4.1 the Seller shall, if the Seller recognizes such overshipment or non-conformity,

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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either replace the concerned Material or credit the Buyer for the returned Material, if the Buyer chooses to return the Material subject of an overshipment or non-conformity. In such case, [*****].

3.1.5	Delivery Terms

Material shall be delivered to the Buyer as follows:

(i)	Free Carrier (FCA) Airbus Material Center;

(ii)	Free Carrier (FCA) Seller’s Regional Satellite Stores;

(iii)	Free Carrier (FCA) Seller’s or Supplier’s facility for deliveries from any other Seller or Supplier facilities.

The term Free Carrier (FCA) is as defined in the Incoterms 2010 publication issued by the International Chamber of Commerce.

3.1.6	Packaging

All Material shall be packaged in accordance with ATA 300 Specification.

3.1.7	Cessation of Deliveries

The Seller reserves the right to restrict, stop or otherwise suspend deliveries if the Buyer fails to meet its obligations defined in Articles 5.2 through 5.3.

3.2	Seller Parts Leasing

The Seller offers the Buyer the option to lease certain Seller Parts as listed in the Customer Services Catalog. The terms and conditions applicable to such service shall be as set forth in the then current Customer Services Catalog.

3.3	Tools and Ground Support Equipment

The Seller offers for sale and/or loan a range of ground support equipment and specific-to-type tools, as defined in 1.2.1 (iv).

The terms and conditions applicable to such service shall be as set forth in the then current Customer Services Catalog.

3.4	Seller Parts Repair

The Seller may offer the Buyer a service whereby the Seller would manage the repair of Seller Parts as defined in Article 1.2.1 (i).

The terms and conditions applicable to such service shall be as set forth in the then current Customer Services Catalog.

4	WARRANTIES

4.1	Seller Parts

Subject to the limitations and conditions as hereinafter provided, the Seller warrants to the Buyer that all Seller Parts as per Article 1.2.1 (i) shall at delivery to the Buyer:

(i)	be free from defects in material.

(ii)	be free from defects in workmanship, including without limitation processes of manufacture.

(iii)	be free from defects arising from failure to conform to the applicable specification for such part.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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4.1.1	Warranty Period

4.1.1.1	The warranty period for Seller Parts is [*****] for new Seller Parts and [*****] for used Seller Parts from delivery of such parts to the Buyer.

4.1.1.2	Whenever any Seller Part, which contains a defect for which the Seller is liable under Clause 4.1, has been corrected, replaced or repaired pursuant to the terms of this Clause 4.1, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Seller Part, whichever the case may be, shall be the remaining portion of the original warranty period or [*****], whichever is longer.

4.1.2	Buyer’s Remedy and Seller’s Obligation

The Buyer’s remedy and Seller’s obligation and liability under this Article 4.1 are limited to the repair, replacement or correction, [*****], of any Seller Part that is defective.

The Seller may alternatively furnish to the Buyer’s account with the Seller [*****].

The provisions of Clauses 12.1.5 through 12.1.11 of the Agreement shall apply to this Article 4.1 of this Exhibit “H”.

4.2	Supplier Parts

With respect to Supplier Parts to be delivered to the Buyer under this Exhibit “H”, the Seller agrees to transfer to the Buyer the benefit of any warranties, which the Seller may have obtained from the corresponding Suppliers and the Buyer hereby agrees that it shall accept the same.

4.3	Waiver, Release and Renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED HEREIN FOR THE PURPOSES OF THIS EXHIBIT H) AND REMEDIES OF THE BUYER SET FORTH IN THIS ARTICLE 4 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY MATERIAL, LEASED PART AND/OR SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

A.	ANY WARRANTY AGAINST HIDDEN DEFECTS;

B.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

C.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

D.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

E.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, MATERIAL, LEASED PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES;

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS ARTICLE 4.3, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS AND SUBCONTRACTORS AND ITS AFFILIATES.

5.	COMMERCIAL CONDITIONS

5.1	Price

5.1.1	All Material prices shall be quoted in accordance with the delivery terms set forth under Article 3.1.5.

5.1.2	Notwithstanding the provisions of Article 2.5, all prices shall be the Seller’s sales prices valid on the date of receipt of the order (subject to reasonable quantities and delivery time) and shall be expressed in US Dollars.

5.1.3	The prices of Seller Parts shall be as set forth in the then current Seller’s Spare Parts Price Catalog and shall be firm for each calendar year. The Seller however reserves the right to revise the prices of said Seller Parts during the course of the calendar year in case of any of the following:

(i)	significant revision in the manufacturing costs and purchase price of materials;

5.1.4	The Seller’s prices for all other Material shall be the prices published by the Seller on the date of receipt of the order.

Prices that are not published by the Seller shall be quoted upon request.

The Seller however reserves the right to revise the prices for all other Material in case of any significant error in the estimation or expression of any price.

5.2	Payment Procedures and Conditions

All payment under this Exhibit “H” shall be made in accordance with the terms and conditions set forth in the then current Customer Services Catalog.

5.3	Title

With the exception of Material to be supplied under Article 3.2 above, title to any Material purchased under this Exhibit “H” shall remain with the Seller until full payment of the invoices and interest thereon, if any, has been received by the Seller.

The Buyer hereby undertakes that Material, title to which has not passed to the Buyer, shall be kept free from any debenture or mortgage or any similar charge or claim in favour of any third party.

6.	EXCUSABLE DELAY

Clauses 10.1 and 10.2 of the Agreement shall apply, mutatis mutandis, to all Material support and services provided under this Exhibit “H”.

7.	TERMINATION OF MATERIAL PROCUREMENT COMMITMENTS

7.1	In the event of the Agreement being terminated with respect to any Aircraft due to causes provided for in Clauses 10, 11 or 20 of the Agreement, such termination may also affect the terms of this Exhibit H to the extent set forth in Article 7.2 below.

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7.2	Any termination under Clauses 10, 11 or 20 of the Agreement shall discharge the parties of all obligations and liabilities hereunder with respect to undelivered spare parts, services, data or other items to be purchased hereunder and which are applicable to those Aircraft for which the Agreement has been terminated. Unused Material in excess of the Buyer’s requirements due to such Aircraft cancellation may be repurchased by the Seller, at the Seller’s option, as provided for in Article 2.7.

8.	INCONSISTENCY

In the event of any inconsistency between this Exhibit “H” and the Customer Services Catalog or any order placed by the Buyer, this Exhibit “H” shall prevail to the extent of such inconsistency.

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EXHIBIT I

EXHIBIT I

LICENSES AND ON LINE SERVICES

Part 1	END-USER LICENSE AGREEMENT FOR AIRBUS SOFTWARE

Part 2	GENERAL TERMS AND CONDITIONS OF ACCESS TO AND USE OF AIRBUSWORLD

Part 3	END-USER SUBLICENSE AGREEMENTS FOR SUPPLIER SOFTWARE

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PART 1

END-USER LICENSE AGREEMENT FOR AIRBUS SOFTWARE

1	DEFINITIONS

For the purposes of this end-user license agreement for Airbus software (the “Software License”) the following definitions shall apply:

“Agreement” means the Purchase Agreement of even date herewith entered into between the Licensee and the Licensor covering the purchase and sale of the Aircraft subject thereof.

“Airbus Software” means each of the Licensor’s proprietary products including Composite Work, configurations, processes, rules (together with any related documentation), as well as any modifications, enhancements or extensions thereto as may be provided by the Licensor from time to time. The Airbus Software shall be supplied in machine-readable code form only, for use in connection with the Aircraft or operations related to the Aircraft. The Airbus Software shall be either On Board Certified Software or Software Products. For the avoidance of doubt, this Software License does not apply to (i) open source software contained in the Airbus Software, if any, and it is hereby acknowledged and agreed by both parties hereto that such open source software is independently distributed on an “as is” basis under the respective license terms therefor, and that the Licensor disclaims any liability in relation to such open source software, or (ii) any proprietary third party software that the Licensor purchases or licenses from any third party and delivers to the Licensee, either as a sublicense or as a direct license from such third party.

“Aircraft” means, individually or collectively, the Aircraft subject of the Agreement.

“Composite Work” means the package composed of various elements, such as database(s), software or data, and which necessitates the use of the Airbus Software.

“Licensee” means the Buyer under the Agreement.

“Licensor” means the Seller under the Agreement.

“On Board Certified Software” means those Airbus Part 125 and/or FAR 125 certified software that are installed on board the Aircraft and bear a part number of the Licensor, excluding any software embedded in any component, furnishing or equipment installed on the Aircraft and itself bearing a part number.

“Permitted Purpose” means use of the Airbus Software by the Licensee for its own internal business needs, solely in conjunction with the Aircraft and in particular pertaining to (i) operation of the Aircraft; (ii) on ground operational support of the Aircraft; or (iii) related authorized customization of software.

“Software Product(s)” means either those Airbus Software intended to be used on ground at the Licensee’s facilities or Airbus Software that are installed on board the Aircraft and that are not Part 125 and/or FAR 125 certified - whether or not bearing a part number of the Licensor - excluding any software embedded in any component, furnishing or equipment installed on the Aircraft and itself bearing a part number.

“Update(s)” means any update(s) or replacement(s) to the Airbus Software licensed hereunder, which the Licensor, at its discretion, makes generally available to the Licensee.

“User Guide” means the documentation, which may be in electronic format, designed to assist the Licensee in using the Airbus Software.

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Capitalized terms used herein and not otherwise defined in this Software License shall have the meaning assigned thereto in the Agreement.

2	LICENSE

In consideration of the purchase by the Licensee of the Aircraft, the Licensee is hereby granted a worldwide and non-exclusive right to use the Airbus Software, for a Permitted Purpose. The Licensor shall remain the owner of all intellectual property rights in the Airbus Software. There shall be one license encompassing all Airbus Software granted in respect of each Aircraft purchased by the Licensee.

Notwithstanding the foregoing, license rights regarding the use of Software Products may be subject to specific commercial conditions and to the payment of specific fees relating to such Software Products.

The Licensee hereby acknowledges that it is aware that certain Airbus Software subject of this Software License may incorporate some third party software or open source software components. The Licensee hereby agrees to be bound by the licensing terms and conditions applicable to such third party software and made available by the Licensor through AirbusWorld.

3	ASSIGNMENT AND DELEGATION

3.1	Assignment

3.1.1	On Board Certified Software

The Licensee may [*****] assign or otherwise transfer all or part of its rights pertaining to any On Board Certified Software under this Software License only as part of, and to the extent of, a sale, transfer or lease of each Aircraft on which such On Board Certified Software is installed. The Licensee shall assign as many Software Licenses as [*****] and shall retain all other Software Licenses attached to any Aircraft that the Licensee continues to operate.

In the event of any such assignment or transfer, the Licensee shall transfer the copies of the Airbus Software attached to the sold, transferred or leased Aircraft (including all component parts, media, any upgrades or backup copies and, if applicable, certificate(s) of authenticity), except as otherwise instructed by the Licensor.

3.1.2	Software Products

Save as otherwise set forth in the Agreement, the right to use any Software Product is personal to the Licensee, for its own internal use, and is non-transferable, except with the Licensor’s prior written consent, in which case the Licensee shall cause the assignee or sub-licensee to agree to the terms of this Software License.

3.2	Delegation

Without prejudice to Article 6 (a) hereof, in the event of the Licensee intending to designate a maintenance and repair organization or a third party to perform the maintenance of the Aircraft or to perform data processing on its behalf (each a “Third Party”), the Licensee shall notify the Licensor of such intention prior to any disclosure of this Software License and/or the Airbus Software Services to such Third Party.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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The Licensee hereby undertakes [*****] to cause such Third Party to agree to be bound by the conditions and restrictions set forth in this Software License with respect to the Airbus Software and shall in particular cause such Third Party to enter into a appropriate licensing conditions and to commit to use the Airbus Software solely for the purpose of maintaining the Licensee’s Aircraft and/or for processing the Licensee’s data.

4	COPIES

Use of the Airbus Software is limited to the number of copies delivered by the Licensor to the Licensee and to the medium on which the Airbus Software is delivered. No reproduction shall be made without the prior written consent of the Licensor, except that the Licensee is authorized to copy the Airbus Software for back-up and archiving purposes. Any copy the Licensor authorizes the Licensee to make shall be performed under the sole responsibility of the Licensee. The Licensee agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Licensee makes of the Airbus Software.

5	TERM

5.1	On Board Certified Software

Subject to the Licensee having complied with the terms of this Software License, the rights under this Software License shall be granted from [*****] in which case the license rights pertaining to such Aircraft shall be deemed terminated on the date [*****], this Software License or any part thereof being terminated for any reason whatsoever, in which case the Licensee shall immediately cease to use the On Board Certified Software.

5.2	Software Products

Save as otherwise specified in any applicable commercial conditions relating to any Software Product as set forth in the Agreement and subject to the Licensee having complied with the terms of this Software License, the rights under this Software License shall be granted from [*****] until the [*****], in which case the Licensee shall immediately cease to use the Software Products.

6	CONDITIONS OF USE

The Airbus Software shall only be used for the Permitted Purpose.

The Licensee shall be solely responsible for, and agrees to be careful in the use of, all outputs and results derived from the operation of the Airbus Software and all consequences, direct and indirect, relating to the use of such output and results. The Licensee agrees to use such outputs and results only once it has verified such outputs and results and has checked the relevance and correctness thereof, in the light of its particular needs.

The Licensee expressly acknowledges that it shall take all appropriate precautions for the use of the Airbus Software, including without limitation measures required for its compliance with the User Guide or any information or directive regarding the use of the Supplier Software.

Under the present Software License, the Licensee shall:

a)	not permit any parent, subsidiary, affiliate, agent or third party to use the Airbus Software in any manner, including, but not limited to, any outsourcing, loan, commercialization of the Airbus Software or commercialization by merging the Airbus Software into another software or adapting the Airbus Software, without the prior written consent from the Licensor;

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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b)	[*****] maintain the Airbus Software and the relating documentation in good working condition, in order to ensure the correct operation thereof;

c)	use the Airbus Software in accordance with such documentation and the User Guide, and ensure that the personnel using the Airbus Software has received appropriate training;

d)	use the Airbus Software exclusively in the technical environment defined in the applicable User Guide, except as otherwise agreed in writing between the parties;

e)	except as permitted by Section 50C – Copyright, Designs and Patents Act 1988, not alter, reverse engineer, modify, correct, translate, disassemble, decompile or adapt the Airbus Software, nor integrate all or part of the Airbus Software in any manner whatsoever into another software product, nor create a software product derived from the Airbus Software save with the Licensor’s prior written approval.

f)	should the Licensor have elected to provide the source code to the Licensee, have the right to study and test the Airbus Software, under conditions to be expressly specified by the Licensor, but in no event shall the Licensee have the right to correct, modify or translate the Airbus Software;

g)	except with respect to Software Products intended to be used on ground, use the Airbus Software exclusively on the referenced machines and the declared sites;

h)	not attempt to discover or re-write the Airbus Software source codes in any manner whatsoever;

i)	not delete any identification or declaration relative to the intellectual property rights, trademarks or any other information related to ownership or intellectual property rights in the Airbus Software;

j)	not pledge, sell, distribute, grant, sublicense, lease, lend, whether on a free-of-charge basis or against payment, or permit access on a time-sharing basis or any other utilization of the Airbus Software, whether in whole or in part, for the benefit of a third party.

With respect to Software Products intended for use on ground, the Licensor shall be entitled, subject to providing reasonable prior written notice thereof to the Licensee, to [*****].

7	TRAINING

In addition to the User Guide provided with the Airbus Software, training and other assistance may be provided upon the Licensee’s request, subject to the conditions set forth in the Agreement. Such assistance or training shall not operate to relieve the Licensee of its sole responsibility with respect to the use of the Airbus Software under this Software License.

8	PROPRIETARY RIGHTS - RIGHT TO CORRECT AND MODIFY

8.1	The Airbus Software is proprietary to the Licensor or the Licensor has acquired the intellectual property rights necessary to grant this Software License. The copyright and all other proprietary rights in the Airbus Software are and shall remain the property of the Licensor.

8.2	The Licensor reserves the right to correct and modify any Airbus Software at its sole discretion and the Licensee shall not undertake any correction or modification of the Airbus Software without the Licensor’s prior written approval. The Licensee shall install any Updates provided by the Licensor, at its own cost, in accordance with the time schedule notified with the provision of such Update(s). In the event of the Licensee failing to install any such Update(s), the Licensor shall be relieved of any warranty or liability of any kind with respect to the conformity or operation of the Airbus Software.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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9	COPYRIGHT INDEMNITY

9.1	Indemnity

9.1.1	Subject to the provisions of Article 9.2.3, [*****] shall defend and indemnify [*****] from and against [*****] resulting from any infringement, or claim of infringement, [*****] of any copyright, provided that [*****].

9.1.2	In the event that [*****]

(i)	[*****]

(ii)	[*****]

9.2	Administration of Copyright Indemnity Claims

9.2.1	If the Licensee receives a written claim or a suit is threatened or commenced against the Licensee for infringement of a copyright referred to in Article 9.1 as a result of the use of the Airbus Software, the Licensee shall:

(i)	forthwith notify the Licensor giving particulars thereof;

(ii)	furnish to the Licensor all data, papers and records within the Licensee’s control or possession relating to such claim or suit;

(iii)	refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim provided always that nothing in this sub-Article (iii) shall prevent the Licensee from paying such sums as may be required in order to obtain the release of the Aircraft, provided such payment is accompanied by a denial of liability and is made without prejudice;

(iv)	fully co-operate with, and render all such assistance to the Licensor as be may be pertinent to the defense or denial of the suit or claim;

(v)	act in such way as to mitigate damages and/or reduce the amount of royalties that may be payable as well as to minimize costs and expenses.

9.2.2	The Licensor shall be entitled, either in its own name or on behalf of the Licensee, to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner, which it deems proper.

9.2.3	The Licensor’s obligations and the Licensee’s remedies hereunder shall be conditional upon the strict and timely compliance by the Licensee with the terms of this Clause 9 and of Clauses 6(e), 6(h), 6(i) and 8.2 and are exclusive and in substitution for, and the Licensee hereby waives, releases and renounces all other obligations and liabilities of the Licensor and rights, claims and remedies of the Licensee against the Licensor, express or implied, arising by law or otherwise with respect to any infringement or claim of infringement of any copyright.

10	CONFIDENTIALITY

The Airbus Software, this Software License and their contents are designated as confidential. The Licensee undertakes not to disclose the Software License, the Airbus Software or any parts thereof to any third party without the prior written consent of the Licensor, except to the lessee in case of lease of an Aircraft or to the buyer in case of resale of an Aircraft, without prejudice to any provisions set forth in the Agreement. In so far as it is necessary to disclose aspects of the Airbus Software to the

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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Licensee’s employees, such disclosure is permitted solely for the purpose for which the Airbus Software is supplied and only to those employees who need to know the same, save as permitted herein or where otherwise required pursuant to an enforceable court order or any governmental decision or regulatory provision imposed on the Licensee, provided that reasonable prior notice of the intended disclosure is provided to the Licensor.

The obligations of the Licensee to maintain confidentiality shall survive the termination of this Software License for a period of [*****].

11	ACCEPTANCE

On Board Certified Software shall be deemed accepted as part of the Technical Acceptance Process set out in Clause 8 of the Agreement.

Software Products shall be deemed accepted upon delivery thereof unless otherwise specifically provided for in the Agreement.

12	WARRANTY

12.1	On Board Certified Software

Any On Board Certified Software installed on board an Aircraft at Delivery thereof shall be deemed a Warranted Part for the purposes of Clause 12.1 of the Agreement and the relevant provisions of such Clause 12.1 shall be fully applicable to such On Board Certified Software.

12.2	Software Products

The Licensor warrants that Software Products are prepared in accordance with the state of art at the date of their conception and shall perform substantially in accordance with their functional and technical specifications current at the time of their initial delivery. Should the Software Products be found not to conform to their documentation, the Licensee shall notify the Licensor promptly thereof and the sole and exclusive liability of the Licensor under this Software License shall be [*****].

[*****]

For the avoidance of doubt, this Article 12.2 shall not be applicable to Software Product Updates, modifications, enhancements and extensions.

12.3	The Licensor shall be relieved of any obligations under Articles 12.1 and 12.2 in case of:

(i)	Airbus Software defects or non-conformities caused by alterations or modifications to the Airbus Software carried out without the prior approval of the Licensor;

(ii)	Airbus Software defects or non-conformities caused by negligence of the Licensee or other causes beyond the Licensor’s reasonable control;

(iii)	Failure of the Licensee to install any Update in accordance with Article 8 hereof;

(iv)	Airbus Software defects or non-conformities caused by errors in or modifications of or Updates to operating systems, databases or other software or hardware with which the Airbus Software interfaces, where such elements have not been provided by the Licensor.

The Licensee shall be responsible for the cost and expense of any correction services provided by the Licensor as a result of any of the foregoing exclusions. Such correction services shall be subject to the then applicable commercial conditions.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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12.4	Waiver, release and renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LICENSOR (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE LICENSEE SET FORTH IN THIS ARTICLE 12 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE LICENSEE HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LICENSOR AND RIGHTS, CLAIMS AND REMEDIES OF THE LICENSEE AGAINST THE LICENSOR, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND IN ANY AIRBUS SOFTWARE AND SERVICES DELIVERED UNDER THE AGREEMENT AND/OR THIS SOFTWARE LICENSE, INCLUDING BUT NOT LIMITED TO:

(A)	ANY WARRANTY AGAINST HIDDEN DEFECTS;

(B)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(C)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(D)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT AND WHETHER OR NOT ARISING FROM THE LICENSOR’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

(E)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THE AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES.

PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS SOFTWARE LICENSE SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS ARTICLE 12, “THE LICENSOR” SHALL BE UNDERSTOOD TO INCLUDE THE LICENSOR, ANY OF ITS SUPPLIERS, SUBCONTRACTORS AND AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

The Licensor shall have no liability for data that is entered into the Airbus Software by the Licensee and/or used for computation purposes.

13	[*****]

[*****]

14	EXCUSABLE DELAYS

14.1

The Licensor shall not be responsible nor be deemed to be in default on account of delays in delivery of any Airbus Software or Update due to causes reasonably beyond the Licensor’s or its subcontractors’ control including but not limited to: natural disasters, fires, floods, explosions or earthquakes, epidemics or quarantine restrictions, serious accidents, total or constructive total loss, any act of the government of the country of the Licensee or the governments of the countries of Licensor or its

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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subcontractors, war, insurrections or riots, failure of transportation, communications or services, strikes or labor troubles causing cessation, slow down or interruption of services, inability after due and timely diligence to procure materials, accessories, equipment or parts, failure of a subcontractor or supplier to furnish materials, accessories, equipment or parts due to causes reasonably beyond such subcontractor’s or supplier’s control or failure of the Licensee to comply with its obligations arising out of the present Software License.

14.2	The Licensor shall, as soon as practicable after becoming aware of any delay falling within the provisions of this Article, notify the Licensee of such delay and of the probable extent thereof and shall, subject to the conditions as hereinafter provided and as soon as practicable after the removal of the cause or causes for delay, resume delivery of the delayed Airbus Software or Update.

15	TERMINATION

In the event of breach of an obligation set forth in this Software License by either the Licensor or the Licensee or failure to comply with the commercial conditions applicable to Airbus Software as set forth in the Agreement, [*****], the non-breaching party shall be entitled to terminate this Software License.

In the event of termination for any cause, the Licensee shall no longer have any right to use the Airbus Software and shall return to the Licensor all copies of the Airbus Software and any relating documentation together with an affidavit to that effect. In case of breach by the Licensee, the Licensor shall be entitled [*****].

16	GENERAL PROVISIONS

16.1	This Software License is an Exhibit to the Agreement and integrally forms part thereof. As a result, any non-conflicting terms of the Agreement are deemed incorporated herein to the extent they are relevant in the context of this Software License.

16.2	Notwithstanding the terms of Clause 22.11 of the Agreement, in the event of any inconsistency or discrepancy between any term of this Software License and any term of the Agreement (including any other Exhibit or Appendices thereto), the terms of this Software License shall take precedence over the conflicting terms of the Agreement to the extent necessary to resolve such inconsistency or discrepancy.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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PART 2

GENERAL TERMS AND CONDITIONS

OF

ACCESS TO

AND

USE OF

AIRBUSWORLD

This document and all information contained herein is the sole property of AIRBUS S.A.S. No intellectual property rights are granted by the delivery of this document or the disclosure of its content. This document shall not be reproduced or disclosed to a third party without the express written consent of AIRBUS S.A.S. This document and its content shall not be used for any purpose other than that for which it is supplied.

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Preamble

For the sole purposes of the General Terms and Conditions of Access to and Use of AirbusWorld (the “GTC”), the Buyer and the Seller hereby agree that in such GTC:

“The Seller” shall be referred to as AIRBUS S.A.S.,

“The Buyer” shall be referred to as “the Company”,

“The Agreement” shall have the meaning assigned thereto in the GTC.

For the sake of clarification, it is understood that the term “Agreement” as defined in the Clause 00B shall be referred to within the GTC with the meaning assigned thereto under the definition of “Contracts”

GENERAL TERMS AND CONDITIONS OF ACCESS TO AND USE OF AIRBUSWORLD

ARTICLE 1: DEFINITIONS

Administrator(s):	Company’s employee(s) appointed by the Company, entitled to represent the Company for and in the management of the Agreement and responsible for the compliance by the Designated Users and the Company’s employees with the Agreement.

Agreement	The agreement between the Parties shall be understood as including, in the following order of precedence, (i) Specific Terms and Conditions applicable to specific Services if any and to that extent only, (ii) these General Terms and Conditions, and any other relating functional or technical document agreed between the Parties, it being understood that, in the event of any inconsistency the former ranking document shall prevail over the following one(s) to the extent of such inconsistency.

AIRBUS S.A.S.	AIRBUS S.A.S, a French Société par Actions Simplifiée, with a share capital of Euros 2 704 375, registered with the Trade and Companies Registry of Toulouse (France) under n° 383 474 814 and whose registered office is located 1 Rond Point Maurice Bellonte, 31700 Blagnac, France

AIRBUS	Collectively AIRBUS S.A.S and the legal entities controlled by AIRBUS S.A.S, the term “control” meaning the direct or indirect ownership of at least fifty percent (50%) of the voting stocks in such legal entities.

AIRBUS Data	Any and all data, information and material made accessible and available by AIRBUS to the Company through AW.

AW	AirbusWorld, access to which may be given by AIRBUS S.A.S. to Designated Users of the Company.

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Company	The company entering into these General Terms and Conditions as identified on the execution page of this document.

Company Data	Any and all data, information and other material made accessible and available by the Company to AIRBUS through AW.

CONTRACTS	Any and all present and future contracts, agreements or letters, the terms of which imply a commitment of the Company and/or AIRBUS other than related to the present Agreement, namely but without limitation: confidentiality agreements, exchanges in the course of a call for tender, contracts for the supply of services, procurement/sale agreements, aircraft purchase agreements, co-operation agreements, research contracts, maintenance contracts.

Data	Collectively the AIRBUS Data and the Company Data.

Databases	Any and all collections of independent works, data or other materials arranged in a systematic or methodical way and individually accessible by electronic or other means by the Company through AW.

Designated Users	Employees of the Company authorized by a Company Administrator to access and use AW.

[*****]	[*****]

Identification Codes	Confidential and personal identification codes attached to each Designated User and which formally identify each Designated User accessing and using AW.

Party or Parties	Individually or collectively AIRBUS S.A.S. and/or the Company.

Personal Data	Personal data as defined in the Data Protection Act 1998, including personal data files or personal data automated processing systems.

Services	Any and all on line services made available to the Company through AW under the terms and conditions of the Agreement.

Specific Terms and Conditions	Terms and conditions under which AIRBUS S.A.S. grants access to specific Services to the Company.

System	Equipment (hardware, software, connections, etc) set up by AIRBUS S.A.S. and enabling AIRBUS S.A.S. to provide the Services on AW through the internet.

User Documentation	Documentation intended for the Administrators and Designated Users of AW describing the technical means enabling connection to the System and access to AW and providing information related to the use of AW and/or the Services. User Documentation may be modified from time to time by AIRBUS S.A.S and is available on AW.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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ARTICLE 2: PURPOSE / CONTRACTUAL DOCUMENTS

2.1	The purpose of these General Terms and Conditions is to define the terms and conditions under which AIRBUS S.A.S. authorizes the Company to access and use AW and to benefit from some of the Services offered through the latter.

2.2	Access to and use of certain Services may be subject to acceptance by the Company of Specific Terms and Conditions.

2.3	AW may be used by the Company for the purpose of exchanging information with AIRBUS and specifically for the performance of the Contracts. The Agreement shall not be construed as interfering with the terms and conditions of any such Contracts. The terms and conditions of the Contracts shall in any case prevail over the terms of the Agreement.

2.4	The Company and AIRBUS shall not exchange Data through AW that are not necessary for professional or business purposes as mentioned in Article 2.3. Activities directly or indirectly related to spamming are prohibited on AW.

2.5	Should there be a need for the Company to use AW in its quality of subcontractor of a supplier, a customer, or a co-contractor of AIRBUS (hereafter individually and collectively an “AIRBUS Co-contractor”), then the Company hereby guarantees that it is duly authorised by such AIRBUS Co-contractor to request from AIRBUS S.A.S. an access to AW and the use of the Services. The Agreement between AIRBUS S.A.S. and the Company is entered into for the sole purpose of the use of AW and shall in no event be construed as a change to the contracts entered into by AIRBUS and the AIRBUS Co- contractor and/or establish a direct contractual relationship between AIRBUS and the Company other than the Agreement.

ARTICLE 3: EXTENT OF ACCESS TO AND USE OF AW

3.1	AIRBUS S.A.S. grants to the Company, a worldwide, personal, non-exclusive and non-transferable right to access and use AW and the Services, pursuant to the terms and conditions of and for the duration of the Agreement. The Company shall not fully or partially assign, sublicense nor subcontract any of its rights and/or obligations under the Agreement, without the express prior written authorization of AIRBUS S.A.S.

3.2	No right other than that provided in Article 3.1 above is granted by AIRBUS S.A.S. to the Company under these General Terms and Conditions, and the Company shall not, directly or indirectly, without limitation, extract, reproduce, represent, adapt, modify and/or translate, all or part of AW, the System and/or the Databases, nor create any derivative work therefrom, nor use any and/or all of the aforesaid elements for any purposes other than those agreed upon between the Parties.

3.3	AW, the System, the Databases and the AIRBUS Data shall remain the sole ownership of AIRBUS and/or its licensors.

ARTICLE 4: ADMINISTRATORS AND DESIGNATED USERS

4.1	AIRBUS S.A.S. shall propose on-line standard training for the Administrator on AW at AIRBUS S.A.S’ expense and AIRBUS S.A.S. shall make available appropriate documentation to the Designated Users.

4.2	The Company shall be solely responsible for the enforcement of the Agreement by its employees, including the Administrator(s) and the Designated Users. The Company shall ensure, at its own expense, that the Administrator(s) and the Designated Users are qualified and properly trained for the purpose of the performance of the Agreement.

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4.3	The Company shall designate one Administrator. AIRBUS S.A.S. may, at its sole discretion and upon the Company’s request, authorise in writing the Company to designate additional Administrator(s), provided the Company defines non-overlapping areas and/or timeframes for each of the Administrators, e.g. for different branches or sites of the Company. It is understood that the Company shall be solely responsible in the event of inconsistent instructions received from the Administrators.

4.4	The Administrator(s) shall have the capacity to represent the Company with respect to the execution and performance of any contractual document related to the access, use and operation of AW.

4.5	The Administrator(s) shall appoint Designated Users among the employees of the Company. Each Designated User shall be provided with a personal and confidential Identification Code, at AIRBUS S.A.S.’ discretion, [*****].

4.6	Each and every access, use and operation of AW with an Identification Code shall be deemed to have been made by the corresponding Designated User.

4.7	The Company shall ensure that:

(I)	each Identification Code is used by the corresponding Designated User only and is personal to such Designated User;

(II)	each personal Identification Code shall not be communicated to any person other than the corresponding Designated User;

(III)	each Designated User accesses and uses AW in accordance with the specific rights he/she has been granted under the Agreement;

(IV)	no third party can access the Identification Codes or AW.

4.8	Should the Company become aware of any potential risk that Identification Code(s) could be or could have been disclosed to anyone other than the corresponding Designated User, then the Administrator(s) shall, without any delay, cancel the access to AW in respect of such Identification Code(s) and notify AIRBUS S.A.S. of such potential risk and of such cancellation of the Identification Code(s), notwithstanding AIRBUS S.A.S.’ rights to cancel such access.

4.9	The Company shall inform AIRBUS S.A.S., without any delay, of (i) any modification in the professional situation of the Administrator(s) and/or Designated Users, including without limitation leave or resignation from the Company, (ii) the termination/expiration of any or all of the Contracts (iii) the termination/expiration of any contract of the Company with an AIRBUS Co-contractor as referred to in Article 2.5 above. In any of such cases, the Company shall without delay cancel the access to AW for the corresponding Designated Users, notwithstanding AIRBUS S.A.S.’ rights to cancel such access.

4.10	Should any one of Designated Users and/or Administrators not comply with any provision of the Agreement and/or any applicable laws and regulations, or should AIRBUS S.A.S. fear that his/her access may possibly result in a breach of the Agreement, including but not limited to confidentiality and/or security provisions and/or result in an illegal situation, AIRBUS S.A.S. shall be entitled, at any time, without prejudice to its other rights and without prior notice, [*****].

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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ARTICLE 5: ACCESS REQUIREMENTS

5.1	The Company shall, at its own costs and under its sole responsibility and liability, procure, install and maintain the information technology equipment necessary to access the System and AW. The Company shall use all care and means available in the state of the art necessary to prevent intrusion of any third party and/or malicious codes into the System and/or AW.

5.2	The Company shall be responsible for obtaining and maintaining any relevant authorisations and/or accomplishing any and all relevant formalities necessary to have access to and benefit from AW as well as for performing its own obligations under the Agreement and/or any applicable laws and regulations.

5.3	AIRBUS S.A.S. shall be entitled, without limitation for security purposes, to at any time modify or have the Company modify, the Identification Codes. Any modification of such Identification Codes shall be notified by the modifying Party to the other Party.

ARTICLE 6: CHARACTERISTICS AND AVAILABILITY OF AW

6.1	AIRBUS S.A.S. shall make its reasonable efforts to provide the necessary means in order to make AW accessible seven (7) days a week and twenty-four (24) hours a day. Should the access to or use of AW be disturbed, AIRBUS S.A.S. shall take all reasonable and proper steps to restore the access to or use of AW.

6.2	In this respect and without limitation, AIRBUS S.A.S. shall be entitled, at any time and without notification, to suspend, temporarily or permanently, access to all or part of AW:

(i)	in order to proceed with any maintenance of the System and/or updating of AW, the Databases and/or the Data;

(ii)	for security reasons;

(iii)	in order to comply with any regulatory constraints and/or court injunction or decision.

6.3	Should AIRBUS S.A.S. foresee that the unavailability of AW, in whole or in part, will exceed [*****], AIRBUS S.A.S. shall make reasonable efforts to inform as promptly as possible the Company, by whatever means, of such unavailability.

6.4	Without prejudice to any other provision of the Agreement, should the Company be unable for any reason to access AW for [*****] the Company shall inform AIRBUS S.A.S. and [*****].

ARTICLE 7: CONFIDENTIALITY

7.1	Unless otherwise agreed upon in the Agreement and/or the Contracts, and unless the same information may be accessed in the freely accessible public area of AW, all information made available by the Company and AIRBUS to each other through AW shall be deemed confidential information and shall not be disclosed by the receiving party to any third party and shall not be used for any purpose other than those agreed upon by the Company and AIRBUS, even if that purpose is for the receiving party’s internal needs. The following shall not be deemed to be confidential information for the purposes of this Agreement: (i) information which is in the public domain other than as a result of a breach of this Agreement or a Contract; (ii) information which the receiving party can demonstrate was received, free of any obligation of confidence, from a third party which itself was not under any obligation of confidence in relation to that information; and (iii) information which was developed or created independently by or on behalf of the receiving party.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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7.2	The Company hereby authorises AIRBUS to disclose such information within AIRBUS, provided the AIRBUS legal entities exchanging such information have entered with each other into a confidentiality agreement.

ARTICLE 8: EXCHANGE OF DATA

8.1	As part of the Services, AW enables the Company and AIRBUS to exchange or have access to the Data, for the purpose of collaboration between the Company and AIRBUS and/or performance of the Contracts.

8.2	The Company shall have the right to access to and use the AIRBUS Data, and AIRBUS shall have the right to access to and use the Company Data, solely to the extent defined in the Agreement and/or the Contracts.

8.3	Except as otherwise agreed in the Agreement and/or the Contracts, the Company and AIRBUS may, during the term of the Agreement, for internal use only, adapt, translate, make hard copies and/or numeric reproductions of the Data received from the disclosing party, for the sole purpose of the Agreement and of, as the case may be, the performance of the Contract(s) or the collaboration of the Company and AIRBUS. The Data received from the disclosing party, their hard copies and numeric reproductions, may be processed by and circulated worldwide only to the employees of the receiving party having a need to know the same for the purpose of the Agreement and of, as the case may be, the performance of the Contract(s) or the collaboration of the Company and AIRBUS.

8.4	The Company and AIRBUS shall ensure that all proprietary rights and confidentiality mentions stated on any original document are replicated on any reproduction made thereof. Any translation and/or adaptation shall expressly state that it is a derivative from the original document. The Company and AIRBUS shall refrain from removing and/or altering any of these mentions.

8.5	The Company shall take care and use all means available in the state of the art at any time of the Agreement in order to prevent the Company Data from creating permanent or temporary disturbance of the operation and/or the use of the System, AW and/or the Database.

8.6	The Company shall immediately notify AIRBUS S.A.S. of the occurrence or possible occurrence of any of the events referred to in Article 8.3 above. Should AIRBUS S.A.S. be aware of any of such aforesaid events, it shall be entitled, without notice and without prejudice to its other rights, to delete the implicated Company Data from the System.

8.7	Taking into account the electronic nature of the Data exchanged through AW, the Company and AIRBUS agree to give to such electronic exchanges the same probatory value as exchanges made by registered mail.

8.8	Should any creation or development be made by the Company when accessing and using AW and/or exchanging Data with AIRBUS, then the rights of each party on such creation or development shall be determined pursuant to the corresponding Contract or Specific Terms and Conditions, if any.

ARTICLE 9: PRIVACY

9.1	Each party shall comply at all times with its obligations under all local data protection laws and regulations in relation to all Personal Data provided to it by the other party in connection with this Agreement or a Contract and shall inform the other party of any information system evolution which could affect such obligations.

9.2

The Company is hereby notified that AIRBUS may request Personal Data directly from the Administrator(s) and the Designated Users for accessing and using AW. The Company shall inform the Administrator(s) and

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the Designated Users (i) in accordance with applicable data protection laws, (ii) of the provisions of this Article 9 and their related rights.

9.3	The Company undertakes to comply with the Data Protection Act 1998 and to inform the Administrator(s) and the Designated Users that:

(i)	failure to provide such Personal Data may prevent access to AW;

(ii)	such Personal Data shall be used by AIRBUS for the sole purpose of (a) security, operation and maintenance of AW and (b) the Services and/or communication with and the provision of information to the Administrator(s) and the Designated Users in respect of AW and the Services;

(iii)	such Personal Data may be transferred to AIRBUS service providers or other AIRBUS entities throughout the world in compliance with the Data Protection Act 1998; and

(iv)	they benefit from a right of access to and rectification of, their Personal Data archived by AIRBUS.

9.4	AW uses “cookies” (small data files transferred to computer hard drives for the sole purpose of recording computer connections to AW such as date, time, consulted pages, etc.). AIRBUS S.A.S. may access and record this information during Designated Users’ visits. The use of cookies is a prerequisite to the operation of AW and the Company recognizes that any Designated User exercising his/her right to disable cookies shall not have access to AW.

9.5	Personal Data may be accessed by the Company, Administrators and/or Designated Users and, as the case may be, rectified upon written request to AIRBUS S.A.S, 1 Rond-Point Maurice Bellonte, 31707 Blagnac Cedex, France.

9.6	As the performance of the Agreement may imply cross-border transfer of Personal Data, the Company hereby declares that it is aware of (i) the Council of Europe Convention for the Protection of Individuals with regards to Automatic Processing of Personal Data, (ii) the European Directive n° 95/46/EC on the protection of individuals with regard to the processing of personal data and on the free movement of such data and (iii) the Data Protection Act 1998, and the Company shall ensure that it remains aware of any further modification of the applicable laws in force and undertakes to comply with the same.

ARTICLE 10: WARRANTY / LIABILITY

10.1	To the extent permitted by law, the Company acknowledges that AW, including any and all of its supporting elements and contents, i.e. without limitation the System, the Databases and, unless otherwise stated in the Contracts, AIRBUS Data, are provided “as is” and “as available”.

10.2	To the extent permitted by law, AIRBUS S.A.S. excludes that (i) all warranties and representations that AW, the System, the Services and/or the User Documentation shall meet the Company’s requirements and expectations, or shall be uninterrupted, timely, secure or error-free, (ii) all warranties and representations that the results that may be displayed through AW, the Data, Databases and/or any material obtained through AW shall be accurate, reliable or error free; and (iii) any warranties, conditions, terms, undertakings and obligations implied by statute, common law, custom, trade usage, course of dealing or otherwise (including but not limited to implied undertakings of satisfactory quality, conformity with description and reasonable fitness for purpose).

10.3

Access to and use of AW are therefore performed at the Company’s sole risk and the Company shall be solely responsible for such access or use and AIRBUS S.A.S. shall not be liable for any loss, damages, costs or expenses, howsoever arising (whether in contract, tort or otherwise and including any infringement of a third party’s rights or otherwise), arising out of or in connection with the Company’s access, and use of AW, the AIRBUS Data and the Databases, computer intrusion, security failure, or unavailability of the Services, the AW and/or the materials contained therein or accessed through AW.

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In no event, shall AIRBUS or its successive successors and assignees be liable for any damage, whether direct or indirect, such as but without limitation loss of data or of programs, loss of use, financial loss, any deterioration or infection by malicious codes of the Company’s information technology equipment (including but not limited to software, hardware, connections and/or any system or network).

Notwithstanding the preceding provisions, AIRBUS S.A.S. agrees to [*****], provided the Company [*****].

10.4	Should any provision of the Agreement become prohibited or unlawful or unenforceable under any applicable law actually applied by any court of competent jurisdiction, such provision shall, to the extent required by such law, be severed from the Agreement and rendered ineffective insofar as possible without modifying the remaining provisions. Where, however, the provisions of any such applicable law may be waived, the Parties hereby agree that they shall waive such provisions to the fullest extent permitted by such law, with the result that the provisions of the Agreement shall be valid, binding and enforceable. The Parties agree to replace, as far as practicable, any provision which is prohibited, unlawful or unenforceable with another provision having substantially the same effect (in its legal and commercial content) as the replaced provision, but which is not prohibited, unlawful or unenforceable. The invalidity in whole or in part of any provision(s) of the Agreement shall not void or affect the validity of any other provision.

ARTICLE 11: DURATION / TERMINATION

11.1	These General Terms and Conditions shall enter into force on the date of their execution by both Parties. The entry into force or termination of these General Terms and Conditions shall not interfere in any way with the term of any Contracts in force.

The duration of any other contractual document entered into by the Parties as part of the Agreement shall be provided in the corresponding document. Should these General Terms and Conditions be terminated, all such documents shall, automatically and notwithstanding any other provision in the Agreement, be terminated concurrently therewith.

In the event of the Company being in breach any of its obligations under the Agreement, AIRBUS S.A.S. shall be entitled, without prejudice to any of its other rights and without prior notice, to immediately and automatically suspend access to AW or terminate all or part of the Agreement.

11.2	Upon termination, for whatever reason, of all or part of the Agreement, the Company shall immediately, at AIRBUS S.A.S.’ discretion, (i) cease to access AW and/or the corresponding Service(s) and (ii) return or destroy, except in the event that a dispute arises or is raised between the Company and AIRBUS under the Agreement or the Contracts, the Identification Codes as well as all AIRBUS Data the Company may have held in relation to the terminated part of the Agreement.

11.3	Should either party [*****] then either Party may terminate the Agreement upon written notice to the other Party.

ARTICLE 12: MISCELLANEOUS

AIRBUS S.A.S. is entitled to assign all or part of its rights and/or obligations under the Agreement to any legal entity controlled by AIRBUS S.A.S.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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Airbus S.A.S. is entitled to subcontract any of its obligations under the Agreement.

The Agreement shall not be modified except through a written amendment signed by the duly authorized representatives of both Parties.

This Agreement constitutes the entire agreement between the parties in relation to the use of AW, the System, the Data and the Databases. Each party acknowledges that in entering into this Agreement it has not relied upon, and shall have no rights or remedies (whether in tort, under statute or otherwise) in respect of any statements, collateral or other warranties, assurances, undertakings or representations (whether innocently or negligently made) by the other party to this Agreement.

ARTICLE 13: LAW – JURISDICTION

THE AGREEMENT IS GOVERNED BY THE LAWS OF ENGLAND AND THE EXCLUSIVE JURISDICTION FOR ANY DISPUTE ARISING OUT OR IN CONNECTION WITH ITS EXISTENCE, VALIDITY, INTERPRETATION OR EXECUTION SHALL BE GIVEN TO THE COURTS OF ENGLAND, WITH AIRBUS RESERVING THE RIGHT TO PETITION ANY OTHER COMPETENT COURT.

PART 3

END-USER SUBLICENSE AGREEMENT FOR SUPPLIER SOFTWARE

1	DEFINITIONS

For the purposes of this end-user sublicense agreement for Supplier Software (the “Software Sublicense”) the following definitions shall apply:

“Agreement” means the Purchase Agreement of even date herewith covering the purchase and sale of the Aircraft subject thereof.

“Aircraft” means, individually or collectively, the Aircraft subject of the Agreement.

“Composite Work” means the package composed of various elements, such as database(s), software or data, and which necessitates the use of the Supplier Software.

“Permitted Purpose” means use of the Supplier Software by the Sublicensee for its own internal business needs, solely in conjunction with the Aircraft and in particular pertaining to (i) operation of the Aircraft; (ii) on ground operational support of the Aircraft; or (iii) related authorized customization of software.

“Sublicensee” means the Buyer under the Agreement.

“Sublicensor” means the Seller under the Agreement as authorized by the Supplier to sublicense the Supplier Software to the operators of Airbus aircraft.

“Supplier” means each of the Sublicensor’s suppliers owning the intellectual property rights in the corresponding Supplier Software (or holding the right to authorize the Sublicensor to sublicense such Supplier Software) and having granted to the Sublicensor the right to sublicense such Supplier Software.

“Supplier Product Support Agreement” shall have the meaning set forth in Clause 12.3.1.3 of the Agreement.

“Supplier Software” means each of the Supplier’s proprietary products including Composite Work, configurations, processes, rules (together with any related documentation) as well as any modifications,

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enhancements or extensions thereto, as may be provided by the Supplier or the Sublicensor from time to time and the supply of which to the Sublicensee is governed by a Supplier Product Support Agreement. The Supplier Software shall be supplied in machine-readable code form only, for use in connection with the Aircraft or operations related to the Aircraft. For the avoidance of doubt, this Software Sublicense does not apply to (i) any software embedded in any component, furnishing or equipment installed on the Aircraft and itself bearing a partnumber (ii) third party software not provided under a Supplier Product Support Agreement, including but not limited to any standard, “off the shelf” software (Components Off The Shelf/COTS) and (iii) open source software contained in the Supplier Software, if any, and it is hereby acknowledged and agreed by both parties hereto that such open source software is independently distributed on an “as is” basis under the respective license terms therefor, and that the Sublicensor disclaims any liability in relation to such open source software.

“Update(s)” means any update(s) or replacement(s) to the Supplier Software licensed hereunder, which the Sublicensor or the Supplier, at their discretion, make generally available to the Sublicensee.

“User Guide” means the documentation, which may be in electronic format, designed to assist the Sublicensee in using the Supplier Software.

Capitalized terms used herein and not otherwise defined in this Software Sublicense shall have the meaning assigned thereto in the Agreement.

2	LICENSE

In consideration of the purchase by the Sublicensee of the Aircraft, the Sublicensee is hereby granted a [*****], worldwide and non-exclusive right to use the Supplier Software, for a Permitted Purpose. Each Supplier shall remain the owner of all intellectual property rights in the Supplier Software. There shall be one Software Sublicense granted in respect of each Aircraft purchased by the Sublicensee.

The Sublicensee hereby acknowledges that it is aware that certain Supplier Software subject of this Software Sublicense may incorporate some third party software or open source software components. The Sublicensee hereby agrees to be bound by the licensing terms and conditions applicable to such third party software and made available by the Sublicensor through AirbusWorld.

3	ASSIGNMENT AND DELEGATION

3.1	Assignment

The Sublicensee may, at any time, assign or otherwise transfer all or part of its rights under this Software Sublicense only as part of, and to the extent of, a sale, transfer or lease of any or all of the Aircraft to which the Supplier Software are related provided that the Sublicensee causes the assignee to agree to the terms of this Software Sublicense.

The Sublicensee shall assign a Software Sublicense for all Supplier Software installed on the sold, transferred or leased Aircraft and shall retain all other Software Sublicenses attached to any Aircraft that the Sublicensee continues to operate.

In the event of any such assignment or transfer, the Sublicensee shall transfer the copies of the Supplier Software attached to the sold, transferred or leased Aircraft (including all component parts, media, any upgrades or backup copies, this Software Sublicense, and if applicable, certificate(s) of authenticity), except as otherwise instructed by the Sublicensor.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT I

3.2	Delegation

Without prejudice to Article 10 hereof, in the event of the Sublicensee intending to designate a maintenance and repair organization or a third party to perform the maintenance of the Aircraft or to perform data processing on its behalf (each a “Third Party”), the Sublicensee shall notify the Sublicensor of such intention prior to any disclosure of this Software Sublicense and/or the Supplier Software to such Third Party.

The Sublicensee hereby undertakes to cause such Third Party to enter into appropriate licensing conditions with the corresponding Supplier and to commit to use the Supplier Software solely for the purpose of maintaining the Sublicensee’s Aircraft and/or processing the Sublicensee’s data.

4	COPIES

Use of the Supplier Software is limited to the number of copies delivered by the Sublicensor to the Sublicensee and to the medium on which the Supplier Software is delivered. No reproduction shall be made without the written consent of the Sublicensor, except that the Sublicensee is authorized to copy the Supplier Software for back-up and archiving purposes. Any copy the Sublicensor authorizes the Sublicensee to make shall be performed under the sole responsibility of the Sublicensee. The Sublicensee agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Sublicensee makes of the Supplier Software.

5	TERM

Subject to the Sublicensee having complied with the terms of this Software Sublicense, the rights under this Software Sublicense shall be [*****], in which case the license rights pertaining to such Aircraft shall be deemed terminated for such Aircraft on the date of the last operation thereof by the Sublicensee or any of its assignees, or (ii) the Agreement, this Software Sublicense or any part thereof, being terminated for any reason whatsoever, in which case the Sublicensee shall immediately cease to use the affected Supplier Software upon the effective termination date.

6	CONDITIONS OF USE

The Supplier Software shall only be used for the Permitted Purpose.

The Sublicensee shall be solely responsible for, and agrees to be be careful in the use of, all outputs and results derived from the operation of the Supplier Software and all consequences, direct and indirect, relating to the use of such output and results. The Sublicensee agrees to use such outputs and results only once it has verified such outputs and results and has checked the relevance and correctness thereof, in the light of its particular needs.

The Sublicensee expressly acknowledges that it will take all appropriate precautions for the use of the Supplier Software, including without limitation measures required for its compliance with the User Guide or any information or directive regarding the use of the Supplier Software.

Under the present Software Sublicense, the Sublicensee shall:

a)	not permit any parent, subsidiary, affiliate, agent or other third party to use the Supplier Software in any manner, including, but not limited to, any outsourcing, loan, commercialization of the Supplier Software or commercialization by merging the Supplier Software into another software or adapting the Supplier Software, without the prior written consent from the Supplier;

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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b)	do its utmost to maintain the Supplier Software and the relating documentation in good working condition, in order to ensure the correct operation thereof;

c)	use the Supplier Software in accordance with such documentation and the User Guide, and ensure that the personnel using the Supplier Software has received appropriate training;

d)	use the Supplier Software exclusively in the technical environment defined in the applicable User Guide, except as otherwise agreed in writing between the parties;

e)	except as permitted by Section 50C – Copyright, Designs and Patents Act 1988, not alter, reverse engineer, modify, correct, translate, disassemble, decompile or adapt the Supplier Software, nor integrate all or part of the Supplier Software in any manner whatsoever into another software product; nor create a software product derived from the Supplier Software save with the Supplier’s prior written approval;

f)	should the Sublicensor or the Supplier have elected to provide the source code to the Sublicensee, have the right to study and test the Supplier Software, under conditions to be expressly specified by the Sublicensor, but in no event shall the Sublicensee have the right to correct, modify or translate the Supplier Software;

g)	not attempt to discover or re-write the Supplier Software source codes in any manner whatsoever;

h)	not delete any identification or declaration relative to the intellectual property rights, trademarks or any other information related to ownership or intellectual property rights in the Supplier Software;

i)	not pledge, sell, distribute, grant, sublicense, lease, lend, whether on a free-of-charge basis or against payment, or permit access on a time-sharing basis or any other utilization of the Supplier Software, whether in whole or in part, for the benefit of a third party;

7	TRAINING

In addition to the User Guide provided with the Supplier Software, training and other assistance shall be provided upon the Sublicensee’s request, subject to conditions set forth in the Agreement. Such assistance or training shall not operate to relieve the Sublicensee of its sole responsibility with respect to the use of the Supplier Software under this Software Sublicense.

8	PROPRIETARY RIGHTS - RIGHT TO CORRECT AND MODIFY

8.1	The Supplier Software is proprietary to the Supplier and the Sublicensor represents and warrants that it has been granted the intellectual property rights necessary to grant this Software Sublicense. The copyright and all other proprietary rights in the Supplier Software are and shall remain the property of the Supplier.

8.2	The Supplier may correct or modify its Supplier Software from time to time at its sole discretion and the Sublicensee shall not undertake any correction or modification of the Supplier Software without the Sublicensor’s prior written approval. The Sublicensee shall install any Updates provided either by the Supplier or the Sublicensor in accordance with the time schedule notified with the provision of such Update(s). In the event of the Sublicensee failing to install any such Update(s), both the Sublicensor and the Supplier shall be relieved of any warranty or liability of any kind with respect to the conformity or operation of the Supplier Software.

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9	COPYRIGHT INDEMNITY

The Sublicensee hereby accepts the transfer to its benefit of all transferable and enforceable copyright indemnity conditions related to the corresponding Supplier Software and contained in the applicable Supplier Product Support Agreement.

10	CONFIDENTIALITY

The Supplier Software, this Software Sub-license and their contents are designated as confidential. The Sublicensee undertakes not to disclose the Software Sub-license, the Supplier Software or any parts thereof to any third party without the prior written consent of the Sublicensor, except to the lessee in case of lease of an Aircraft or to the buyer in case of resale of the Aircraft, without prejudice to any provisions set forth in the Agreement. In so far as it is necessary to disclose aspects of the Supplier Software to the Sublicensee’s employees, such disclosure is permitted solely for the purpose for which the Supplier Software is supplied and only to those employees who need to know the same, save as permitted herein or where otherwise required pursuant to an enforceable court order or any governmental decision or regulatory provision imposed on the Sublicensee, provided that reasonable prior notice of the intended disclosure is provided to the Sublicensor.

The obligations of the Sublicensee to maintain confidentiality shall survive the termination of this Software Sublicense for a period of [*****].

11	ACCEPTANCE

Supplier Software shall be deemed accepted as part of the Technical Acceptance Process set out in Clause 8 of the Agreement.

12	WARRANTY

The Sublicensee hereby accepts the transfer to its benefit of all transferable and enforceable warranties related to the corresponding Supplier Software and contained in the applicable Supplier Product Support Agreement.

As a result, THE SUBLICENSEE acknowledges that the transferable and enforceable warranties, OBLIGATIONS and LIABILITIES contained in the Supplier Product Support Agreement shall constitute the sole and exclusive remedy available in the event of any defect or non-conformity of the Supplier Software.

Neither the Supplier nor the Sublicensor shall have any liability for data that is entered into the Supplier Software by the Sublicensee and/or used for computation purposes.

13	[*****]

[*****]

14	EXCUSABLE DELAYS

14.1

Neither the Sublicensor nor the Supplier(s) shall be responsible nor be deemed to be in default on account of delays in delivery of any Supplier Software or Updates due to causes reasonably beyond Sublicensor’s or its suppliers’ or subcontractors’ (including the Supplier) control including but not limited to: natural disasters,

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT I

fires, floods, explosions or earthquakes, epidemics or quarantine restrictions, serious accidents, total or constructive total loss, any act of the government of the country of the Sublicensee or the governments of the countries of Sublicensor or its subcontractors or its suppliers (including the Supplier), war, insurrections or riots, failure of transportation, communications or services, strikes or labor troubles causing cessation, slow down or interruption of services, inability after due and timely diligence to procure materials, accessories, equipment or parts, failure of a subcontractor or supplier (including the Supplier) to furnish materials, accessories, equipment or parts due to causes reasonably beyond such subcontractor’s or supplier‘s (including the Supplier) control or failure of the Sublicensee or the Supplier to comply with its obligations arising out of the present Software Sublicense.

14.2	The Sublicensor shall, and/or shall cause the Supplier to, as soon as practicable after becoming aware of any delay falling within the provisions of this Article, notify the Sublicensee of such delay and of the probable extent thereof and shall, subject to the conditions as hereinafter provided and as soon as practicable after the removal of the cause or causes for delay, resume delivery of the delayed Supplier Software or Update.

15	TERMINATION

In the event of breach of an obligation set forth in this Software Sublicense by either the Sublicensor or the Sublicensee, [*****], the non-breaching party shall be entitled to terminate this Software Sublicense.

In the event of termination for any cause, the Sublicensee shall no longer have any right to use the Supplier Software and shall return to the Supplier all copies of the Supplier Software and any relating documentation together with an affidavit to that effect.

16	GENERAL PROVISIONS

16.1	This Software Sublicense is an Exhibit to the Agreement and integrally forms part thereof. As a result, any non-conflicting terms of the Agreement are deemed incorporated herein to the extent they are relevant in the context of this Software Sublicense.

16.2	Notwithstanding the terms of Clause 22.11 of the Agreement, in the event of any inconsistency or discrepancy between any term of this Software Sublicense and any term of the Agreement (including any Appendix or other Exhibits thereto), the terms of this Software Sublicense shall take precedence over the conflicting terms of the Agreement to the extent necessary to resolve such inconsistency or discrepancy.

16.3	The Sublicensee acknowledges that the Supplier Software covered under the present Sub-license Agreement is also subject to the conditions relative to each Supplier Software set forth in the corresponding Supplier Product Support Agreement. In the event of any inconsistency between the terms of this Sub-license Agreement and the terms contained in the corresponding Supplier Product Support Agreement, the latter shall prevail to the extent of such inconsistency.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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AMENDMENT N° 1

TO THE

A320 NEO PURCHASE AGREEMENT

DATED AS OF OCTOBER 24, 2014

BETWEEN

AIRBUS S.A.S.

as “Seller”

A N D

AZUL FINANCE LLC

as “Buyer”

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AMENDMENT No. 1 TO THE A320

NEO PURCHASE AGREEMENT

This Amendment No.1 (hereinafter referred to as the “Amendment No.1”) is entered into as of the 21st day of December 2015.

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

AZUL FINANCE LLC, a company created and existing under the laws of the State of Delaware having its registered office in Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 (the “Buyer”).

Together the “Parties” and each a “Party”

WHEREAS :

A.	The Buyer and the Seller entered into an A320 NEO Purchase Agreement dated October 24, 2014 for the sale by the Seller and the purchase by the Buyer of [*****] A320 NEO Aircraft (hereinafter together with its Exhibits, Appendices and Letter Agreements and as amended and supplemented from time to time, the “Agreement”);

B.	Pursuant to the Agreement, Predelivery Payments totaling [*****] were due and payable on [*****] and as of the date hereof remain unpaid (the “Overdue PdP”);

C.	In light of the continuing economic difficulties in South America adversely impacting the aviation industry, the Buyer has requested to reschedule payment of the Overdue PDP and to defer the payment date of other Predelivery Payments;

D.	Subject to the terms and conditions set forth herein, the Seller agrees to reschedule the payment date of the Overdue PDP and to reschedule the payment date of certain other Predelivery Payments as set forth herein and, in consideration thereof, the Parties agree to amend certain other terms and conditions of the Agreement; and

E.	Capitalized terms used herein and not otherwise defined will have the meaning assigned to them in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment No. 1.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	PREDELIVERY PAYMENTS

1.1	The Predelivery Payment schedule set forth in clause 5.3.2 of the Agreement as amended by Paragraph 1 of Letter Agreement 3 to the Agreement shall be deleted in its entirety and replaced by the following:

QUOTE

5.3.2	Such Predelivery Payments shall be made in accordance with the following schedule:

PDP Number	Due Date of Payment	Amount
[*****]	[*****]	[*****]

Where “PDPRP” means [*****].

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments shall be made upon signature of this Agreement.

UNQUOTE

1.2	As of the date of this Amendment No. 1, the Seller acknowledges receipt from the Buyer of [*****] in the PDP schedule set forth in Clause 5.3.2 of the Agreement as amended by Clause 1.1 above.

2.	[*****]

2.1	In consideration of the modification to the Predelivery Payment schedule granted by the Seller to the Buyer in Paragraph 1 above, the Parties agree that Paragraph 1.1 of Letter Agreement No. 4 to the Agreement is hereby deleted in its entirety and replaced by the following:

QUOTE

1.	[*****]

[*****]

UNQUOTE

2.2	[*****]

3.	MISCELLANEOUS PROVISIONS

3.1	Effect of the Amendment

The Parties hereby agree that this Amendment No. 1 shall enter into full force and effect from the date first mentioned above.

The Agreement will be deemed amended to the extent herein provided and all its provisions, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 1 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 1.

Both parties agree that this Amendment No. 1 will constitute an integral, non-severable part of the Agreement and shall be governed by its provisions, except that if the Agreement and this Amendment No. 1 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 1 shall govern.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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In the event of any inconsistency between the terms and conditions of the Agreement, its Exhibits and letter agreements and the present Amendment No. 1, the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force.

3.2	Confidentiality

This Amendment No. 1 is subject to the confidentiality provisions set forth in Clause 22.12 of the Agreement.

3.3	Law and Jurisdiction

This Amendment No. 1 shall be governed by and construed in accordance with the laws of England.

Any dispute arising out of or in connection with this Agreement, including but not limited to its existence, validity, interpretation, implementation, breach, termination and/or enforcement, shall be within the exclusive jurisdiction of the Courts of England.

3.4	Contracts (Rights of Third Parties) Act 1999

The parties do not intend that any term of this Amendment No. 1 shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Amendment No. 1.

3.5	Severability

In the event that any provision of this Amendment No. 1 should for any reason be held ineffective, the remainder of this Amendment No. 1 shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law, which renders any provision of this Amendment No. 1 prohibited or unenforceable in any respect.

This Amendment No. 1 shall not be varied or modified except by an instrument in writing executed by both parties or by their duly authorised representatives.

3.6	Counterparts

This Amendment No. 1 may be executed by the Parties in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

3.7	Assignment

Notwithstanding any other provision of this Amendment, this Amendment and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph will be void and of no force and effect.

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IN WITNESS WHEREOF this Amendment No. 1 was entered into the day and year first above written.

Agreed and accepted	Agreed and accepted

For and on behalf of	For and on behalf of

AZUL FINANCE LLC	AIRBUS S.A.S.

/s/ John Peter Rodgerson	/s/ Christophe Mourey

Name: John Peter Rodgerson	Name: Christophe Mourey
Its: President	its: Senior Vice President Contracts

Azul Linhas hereby consents to the amendments to the Agreement contained herein and acknowledges that the Guarantee remains in full force and effect notwithstanding such amendments.

For and on behalf of
AZUL LINHAS AÉREAS BRASILEIRAS S.A.

/s/ John Peter Rodgerson

Name: John Peter Rodgerson
Its: Attorney in Fact

Proprietary & Confidential AZUL A320 Neo

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